Exhibit 10.22

EXECUTION VERSION

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

License Agreement

by and between

PRESIDENT AND FELLOWS OF HARVARD COLLEGE,

THE BROAD INSTITUTE, INC.

and

EDITAS MEDICINE, INC.

October 29, 2014

	6.1.	Control	48
	6.2.	Common Interest	49
	6.3.	Expenses	50
	6.4.	Abandonment	50
	6.5.	Large Entity Designation	50
	6.6.	Marking	50
	6.7.	CREATE Act	51

7.	ENFORCEMENT OF PATENT RIGHTS		51

	7.1.	Notice	51
	7.2.	Suit by Company	51
	7.3.	Suit by Institutions	52
	7.4.	Own Counsel	53
	7.5.	Cooperation	53
	7.6.	Patent Validity Challenge	53

8.	WARRANTIES; LIMITATION OF LIABILITY		53

	8.1.	Compliance with Law	53
	8.2.	Representations and Warranties	54
	8.3.	Disclaimer	54
	8.4.	Limitation of Liability	55

9.	INDEMNIFICATION AND INSURANCE		55

	9.1.	Indemnification	55
	9.2.	Insurance	56

10.	TERM AND TERMINATION		57

	10.1.	Term	57
	10.2.	Termination	57
	10.3.	Effect of Termination	59
	10.4.	Survival	61

11.	MISCELLANEOUS		61

	11.1.	Confidentiality	61
	11.2.	Use of Name	64
	11.3.	Press Release	64
	11.4.	No Security Interest	64
	11.5.	Entire Agreement	64
	11.6.	Notices	64
	11.7.	Dispute Resolution	66
	11.8.	Governing Law and Jurisdiction	66
	11.9.	Binding Effect	66

ii

11.10.	Headings	66
11.11.	Counterparts	66
11.12.	Amendment; Waiver	66
11.13.	No Agency or Partnership	67
11.14.	Assignment and Successors	67
11.15.	Force Majeure	67
11.16.	Interpretation	67
11.17.	Severability	67
11.18.	HHMI Third Party Beneficiary	67

List of Exhibits:

Exhibit 1.80	Institution Technology Transfer Materials

Exhibit 1.87	Listed Companies

Exhibit 1.104	Patent Rights

Exhibit 1.105	Patent Rights Categories

Exhibit 3.1	Development Milestones

Exhibit 3.2	Development Plan

Exhibit 11.1.4	Redacted Agreement

iii

LICENSE AGREEMENT

This License Agreement (this “Agreement”) is entered into as of this 29th day of October, 2014 (the “Effective Date”), by and between, on the one hand, President and Fellows of Harvard College, an educational and charitable corporation existing under the laws and the constitution of the Commonwealth of Massachusetts, having a place of business at Smith Campus Center, Suite 727, 1350 Massachusetts Avenue, Cambridge, Massachusetts 02138 (“Harvard”) and the Broad Institute, Inc., a non-profit Massachusetts corporation, with a principal office at 415 Main Street, Cambridge, MA 02142 (“Broad,” together with Harvard, the “Institutions” and each individually, an “Institution”) and, on the other hand, Editas Medicine, Inc., a Delaware corporation, with a principal office at 300 Third Street, First Floor, Cambridge, Massachusetts 02142 (“Company”). Company and Institutions are each referred to herein as a “Party” and together, the “Parties.”

WHEREAS, the technology claimed in the Patent Rights (as defined below) was discovered by researchers at the Institutions;

WHEREAS, one or more of such researchers is an employee of the Howard Hughes Medical Institute (“HHMI”) and HHMI has assigned to Harvard its rights in those Patent Rights on which an HHMI employee is an inventor, subject to certain rights retained by HHMI as specifically described below;

WHEREAS, Harvard is a sole owner of certain of the Patent Rights, identified as “Harvard-Controlled Patents” on the attached Exhibit 1.104;

WHEREAS, the Massachusetts Institute of Technology (hereinafter “MIT,” a not-for-profit Massachusetts Corporation with a principal place of business at 77 Massachusetts Avenue, Cambridge, Massachusetts 02139) and Broad are co-owners of certain of the Patent Rights (the “MIT/Broad Co-Owned Patent Rights”);

WHEREAS, Harvard, MIT and Broad are co-owners of certain of the Patent Rights (the “Harvard/MIT/Broad Co-Owned Patent Rights,” identified together with the MIT/Broad Co-Owned Patent Rights as “Broad-Controlled Patents” on the attached Exhibit 1.104);

WHEREAS, pursuant to that certain Operating Agreement by and among Broad, MIT and Harvard dated July 1, 2009, MIT and Harvard have authorized Broad to act as their sole and exclusive agent for the purposes of licensing, as applicable, the MIT/Broad Co-Owned Patent Rights and the Harvard/MIT/Broad Co-Owned Patent Rights, and MIT and Harvard have authorized Broad to enter into this Agreement on their behalf with respect to such Patent Rights;

WHEREAS, Company wishes to obtain a license under the Patent Rights;

WHEREAS, Institutions and MIT desire to have products based on the inventions described in the Patent Rights developed and commercialized to benefit the public; and

WHEREAS, Company has represented to Institutions, in order to induce Institutions to enter into this Agreement, that Company shall commit itself to the development and commercialization of such products so that public utilization shall result.

NOW, THEREFORE, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.                                      DEFINITIONS.

Whenever used in this Agreement with an initial capital letter, the terms defined in this Article 1, whether used in the singular or the plural, shall have the meanings specified below.

1.1                               “Abandoned Patent Rights” has the meaning set forth in Section 6.4.1.

1.2                               “Achieved Milestone” has the meaning set forth in Section 4.4.1.1.

1.3                               “Additional National Stage Filings” has the meaning set forth in Section 6.1.5.

1.4                               “Additional Securities” means shares of capital stock, convertible securities or warrants, options, or other rights to subscribe for, purchase or acquire from Company any capital stock of Company; provided that, “other rights to subscribe for, purchase or acquire” shall not include (i) preemptive or other rights to participate in new offerings of securities by the Company after the Effective Date, (ii) obligations under a purchase agreement for preferred stock of the Company to acquire additional shares of such preferred stock on the same terms as those purchased at an initial closing upon the passage of time or meeting (or waiver) of specified Company performance conditions or (iii) anti-dilution provisions that have not been triggered.

1.5                               “Affiliate” means, as to any Person, any other Person that controls, is controlled by, or is under common control with, such Person.  For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means the possession, directly or indirectly, of the power to direct the management or policies of an organization or entity, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or otherwise.  Without limiting the foregoing, control shall be presumed to exist when a Person (a) owns or directly controls more than fifty percent (50%) of the voting securities or other ownership interest of another Person or (b) possesses, directly or indirectly, the power to elect or appoint more than fifty percent (50%) of the members of the governing body of the other Person.

1.6                               “Ag Product” means any product comprising a plant, plant tissue or plant seed, including any organism in the microbiome used in association with such plant, plant tissue or plant seed, that is used for agricultural purposes.

1.7                               “Ag Regulatory Authority” means the United States Environmental Protection Agency, United States Department of Agriculture, or any successor agency, and any foreign governmental equivalent, having the authority over the regulation and/or commercialization of plants and agricultural products.

1.8                               “Agreement” has the meaning set forth in the Preamble.

1.9                               “Anti-Dilution Shares” has the meaning set forth in Section 4.8.4.

1.10                        “Bankruptcy Event” means, with respect to any Person, any of the following:

(a)                                 such Person shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

(b)                                 an involuntary case or other proceeding shall be commenced against such Person seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against such Person under the federal bankruptcy laws as now or hereafter in effect; or

(c)                                  a receiver or trustee shall be appointed with respect to such Person or all or substantially all of the assets of such Person.

1.11                        “Bona Fide Proposal” means a proposal by a Proposing Party for the research, development and commercialization of a Proposed Product. A Bona Fide Proposal shall include, at a minimum, (a) a research, development and commercialization plan (including Development Milestones) for a Proposed Product, which must be commercially reasonable and reasonably satisfactory to Institutions, including evidence that the Proposing Party has, or reasonably expects to have, access to any intellectual property (other than the intellectual property that would be the subject of any Proposed Product License), that would be necessary to research, develop and commercialize such product and has, or reasonably expects to have, funding available to advance such plan, and (b) evidence that the Proposing Party has commenced, or would commence within [**] days after the date of a Proposed Product License, research, development or commercialization of such product under such plan.

1.12                        “Breach Inventions” has the meaning set forth in Section 2.7.3.

1.13                        “Broad” has the meaning set forth in the Preamble.

1.14                        “Broad Confidential Information” has the meaning set forth in Section 11.1.1.

1.15                        “Calendar Quarter” means each of the periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 during the Term.

1.16                        “Calendar Year” means any twelve (12) month period commencing on January 1.

1.17                        “Cap Table” has the meaning set forth in Section 4.8.2.1.

1.18                        “Category Termination Notice” has the meaning set forth in Section 3.1.1.

1.19                        “Challenging Party” means any Person that brings, assumes or participates in or that knowingly, willfully or recklessly assists in bringing a Patent Challenge.

1.20                        “Change of Control” means, with respect to Company, (a) a merger or consolidation of Company with a third party which results in the voting securities of Company outstanding immediately prior thereto ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a third party, together with its Affiliates, becomes the owner of fifty percent (50%) or more of the combined voting power of Company’s outstanding securities other than through issuances by Company of securities of Company in a bona fide financing transaction or series of related bona fide financing transactions, or (c) the sale or other transfer to a third party of all or substantially all of Company’s assets or all or substantially all of Company’s business to which this Agreement relates.

1.21                        “Change of Control Multiplier” has the meaning set forth in Section 4.4.2.4.

1.22                        “Church IP” means the Patent Rights identified in Exhibit 1.104 as Church IP.

1.23                        “Claims” has the meaning set forth in Section 9.1.1.

1.24                        “Collaboration Agreement” means a license, collaboration, co-development or joint venture agreement between Company and any Third Party.

1.25                        “Collaboration Period” has the meaning set forth in Section 2.6.5.5.

1.26                        “Collaboration Plan” has the meaning set forth in Section 2.6.3.2(b), as may be amended in accordance therewith.

1.27                        “Committed Funding” means, with respect to a Target-Based Collaboration, the total amount of funding that has been contractually committed by the Target-Based Collaborator under such Target-Based Collaboration for further research and development by Company on products directed to Gene Targets selected for research and development under such Target-Based Collaboration; provided that, and so long as, such funding is expended in a commercially reasonable manner to advance such research and development on such products.

1.28                        “Company” has the meaning set forth in the Preamble.

1.29                        “Company Confidential Information” has the meaning set forth in Section 11.1.1.

1.30                        “Company Patents” has the meaning set forth in Section 1.103.

1.31                        “Confidential Information” has the meaning set forth in Section 11.1.1.

1.32                        “Covered” means, with respect to a given product, process, method or service, that a Valid Claim would (absent a license thereunder or ownership thereof) be infringed by the making, using, selling, offering for sale, importation or other exploitation of such product, process, method or service. With respect to a claim of a pending patent application, “infringed” refers to activity that would infringe or be covered by such Valid Claim if it were contained in an issued patent. Cognates of the word “Covered” shall have correlative meanings.

1.33                        “CRISPR Patent Rights” means the Patent Rights identified on Exhibit 1.105  as CRISPR Patent Rights.

1.34                        “Cross-License” means a license agreement on commercially reasonable terms and conditions under which Listed Company grants to Company a worldwide, sublicensable, license under any patent rights assigned to, or licensed (with a right to grant sublicenses) by, such Listed Company from academic or non-profit institutions, which patent rights (i) claim gene therapy, editing (including modifying) of Genetic Material or targeting of Genetic Material (including targeting of Genetic Material to modify associated chromatin but excluding any patent rights that claim a specific element of Genetic Material as a target for the prevention or treatment of human disease), (ii) claim CRISPR/Cas9 or TALE technology and (iii) are necessary for Company to make, have made, use, have used, sell, offer for sale, have sold, export and import Licensed Products in the Field.

1.35                        “Current Development Demonstration” has the meaning set forth in Section 2.6.2.

1.36                        “Current Plan” has the meaning set forth in Section 2.6.2, as may be amended in accordance therewith.

1.37                        “Delivery Patent Rights” means the Patent Rights identified on Exhibit 1.105 as Delivery Patent Rights.

1.38                        “Developing Country” means any country identified as a Low-income or Lower-middle-income economy in the World Bank “Country and Lending Groups” classification.

1.39                        “Development Milestones” means, with respect to a given product, the diligence milestones for the development and commercialization of such product.

1.40                        “Development Plan” means the plan for the development and commercialization of Licensed Products attached hereto as Exhibit 3.2, as such plan may be adjusted from time to time pursuant to Section 3.2.

1.41                        “Direct License” has the meaning set forth in Section 10.3.1.2.

1.42                        “Dispute” has the meaning set forth in Section 11.7.

1.43                        “Documentation and Approvals” has the meaning set forth in Section 10.3.4.2.

1.44                        “Effective Date” has the meaning set forth in the Preamble.

1.45                        “Enabled Product” means any product, other than a Licensed Product, which is or incorporates, or which is made, identified, discovered, developed, optimized, characterized, selected, derived from or determined to have utility, in whole or in part, by the use or modification of, (a) any Patent Rights or any technology or invention covered thereby, (b) any Licensed Product or any Institution Technology Transfer Materials, (c) any progeny, modification or derivative of a Licensed Product, or (d) any living or nonliving cell, organism, microorganism (including viruses), plant, plant tissue or plant seed made or modified through use of a Licensed Product or technology covered by the Patent Rights, or any progeny, clone, modification or derivative of such living or nonliving cell, organism, microorganism (including viruses), plant, plant tissue or plant seed; provided, however, that the term “Enabled Product” shall not include any large or small molecule that (i) was identified or discovered using Institution Technology Transfer Materials, a Licensed Product or technology Covered by the Patent Rights and (ii) does not otherwise meet the definition of Enabled Product (i.e., it is identified or discovered using the Institution Technology Transfer Materials, a Licensed Product or technology covered by the Patent Rights but otherwise is not, or does not incorporate, or is not made, developed, optimized, characterized, selected, derived from or determined to have utility, in whole or in part, by the use or modification of the Institution Technology Transfer Materials, a Licensed Product or technology covered by the Patent Rights in a way that would cause it to be included in the definition of Enabled Product).

1.46                        “Enabled Service” means any process, method or service, other than a Licensed Service, which uses, incorporates, is based upon or is derived from (a) any Patent Rights or any technology or invention covered thereby, or (b) a Licensed Product or Enabled Product.

1.47                        “Enrolled” means that a human research subject has met the initial screening criteria for inclusion in a clinical study and has been deemed eligible to participate in such clinical study, all as provided in the applicable clinical study protocol(s) and statistical analysis plan(s).  For clarity, human research subjects that have been screened for inclusion in a clinical study and deemed ineligible based on such the results of screening shall not be deemed to be “Enrolled” for the purposes of this Agreement.

1.48                        “E.U. Major Market Countries” means the United Kingdom, Germany, Italy, France and Spain.

1.49                        “Event” means each instance of modification, activation, suppression, editing, deletion, transgenic introduction, or other alteration of a specific Gene Target within an Ag Product.

1.50                        “Executive Officers” has the meaning set forth in Section 11.7.

1.51                        “FDA” means the United States Food and Drug Administration.

1.52                        “Field” means the prevention or treatment of human disease using (i) gene therapy, (ii) editing (including modifying) of Genetic Material or (iii) targeting of Genetic Material (including targeting of Genetic Material to modify associated chromatin), either (a) ex vivo for subsequent administration to a human, in the case of the foregoing clause (ii) or (iii) of a product so edited or targeted, or (b) in vivo, by a product administered to a human, in the case of the foregoing clause (ii) or (iii) of a product that so edits or targets; provided that, (I) the Field does not include the prevention or treatment of human disease using a small or large molecule that (A) was identified or discovered using technology Covered by the Patent Rights, (B) is

Covered by (x) a Valid Claim of the Patent Rights Covering the identifying or discovering of small or large molecules, and/or (y) a product-by-process or similar Valid Claim of the Patent Rights directed to a small or large molecule so identified or discovered, and (C) is not Covered by any other Valid Claim of the Patent Rights; (II) the Field does not include (A) modifying animals or animal cells for the creation, making, having made, use, sale, offer for sale, having sold, exportation and importation of organs suitable for xenotransplantation into humans or (B) research and development, and commercialization and other use or exploitation, of products or services in the field of Livestock Applications; (III) with respect to the Delivery Patent Rights, the Field only includes targeting of Genetic Material as set forth in clauses (a) and (b) above if such targeting is related to the use of CRISPR, TALE or zinc finger nuclease technology; and (IV) the Field does not include production or processing of small or large molecules, including for the prevention or treatment of human disease, that are made using technology Covered by the Patent Rights, unless such small or large molecules (xx) are used for gene therapy, editing (including modifying) of Genetic Material or targeting of Genetic Material (including targeting of Genetic Material to modify associated chromatin), in each case as set forth in clauses (a) and (b) above, and provided that with respect to the Delivery Patent Rights such targeting is related to the use of CRISPR, TALE or zinc finger nuclease technology (other than through the making of such small or large molecules), and (yy) are not otherwise excluded from this definition of Field.

1.53                        “Field Trial” means a field trial conducted by or on behalf of Company, an Affiliate of Company or a Sublicensee which evaluates whether an Ag Product confers or improves the Trait of interest compared to the same or closely related products that do not contain the applicable Event and which occurs after initial laboratory studies of such Ag Product.

1.54                        “First Commercial Sale” means the date of the first sale by Company, its Affiliate or a Sublicensee of a Licensed Product, Licensed Service, Enabled Product or Enabled Service to a Third Party following receipt of Regulatory Approval in the country in which such Licensed Product, Licensed Service, Enabled Product or Enabled Service is sold, excluding, however, any sale or other distribution for use in a clinical study, charitable purposes or compassionate use or similar limited purposes.

1.55                        “Fully-Diluted Basis” means, as of a specified date, the number of shares of common stock of Company then-outstanding (assuming conversion of all outstanding stock other than common stock into common stock) plus the number of shares of common stock of Company issuable, directly or indirectly, upon exercise or conversion of then-outstanding convertible securities or warrants, options, or other rights to subscribe for, purchase or acquire from Company any capital stock of Company (which shall be determined without regard to whether such securities or rights are then vested, exercisable or convertible) plus, without duplication, the number of shares reserved and available for future grant under any then-existing equity incentive plan of Company; provided that, for clarity, “other rights to subscribe for, purchase or acquire” shall not include (i) preemptive or other rights to participate in new offerings of securities by the Company after the Effective Date, (ii) obligations under a purchase agreement for preferred stock of the Company to acquire additional shares of such preferred stock on the same terms as those purchased at an initial closing upon the passage of time or meeting (or waiver) of specified Company performance conditions or (iii) anti-dilution provisions that have not been triggered.

1.56                        “Funding Threshold” means an aggregate total investment of [**] U.S. Dollars ($[**]) in cash, in one or a series of related or unrelated transactions, in each case, in exchange for Company’s capital stock.

1.57                        “Gatekeeper” has the meaning set forth in Section 2.6.5.1.

1.58                        “Gatekeeper Inquiry” has the meaning set forth in Section 2.6.5.4.

1.59                        “Gatekeeper Inquiry Date” has the meaning set forth in Section 2.6.5.4.

1.60                        “Gatekeeper Non-Performance Notice” has the meaning set forth in Section 2.6.5.4.

1.61                        “Gatekeeper Notice” has the meaning set forth in Section 2.6.5.4.

1.62                        “Gene Target” means any human or non-human gene target, including any Genetic Material therein and coding, non-coding and regulatory regions thereof.

1.63                        “Genetic Material” means all DNA (including without limitation DNA in and outside chromosomes) and RNA.

1.64                        “Harvard” has the meaning set forth in the Preamble.

1.65                        “Harvard Confidential Information” has the meaning set forth in Section 11.1.1.

1.66                        “Harvard/MIT/Broad Co-Owned Patent Rights” has the meaning set forth in the Recitals.

1.67                        “HHMI Indemnitees” has the meaning set forth in Section 9.1.3.

1.68                        “HHMI License” has the meaning set forth in Section 2.2.1.

1.69                        “HHMI Names” has the meaning set forth in Section 11.2.

1.70                        “IND” means an FDA Investigational New Drug application, or equivalent application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

1.71                        “Indemnitees” has the meaning set forth in Section 9.1.1.

1.72                        “Indemnitor” has the meaning set forth in Section 9.1.1.

1.73                        “Ineligible Sublicensees” has the meaning set forth in Section 10.3.1.2.

1.74                        “Infringement” has the meaning set forth in Section 7.2.

1.75                        “Institution” or “Institutions” has the meaning set forth in the Preamble.

1.76                        “Institution Confidential Information” has the meaning set forth in Section 11.1.1.

1.77                        “Institution Information” has the meaning set forth in Section 1.80.

1.78                        “Institution Materials” has the meaning set forth in Section 1.80.

1.79                        “Institution Names” has the meaning set forth in Section 11.2.

1.80                        “Institution Technology Transfer Materials” means (a) the protocols, data and other information listed in Exhibit 1.80A as may be amended upon the prior written approval of Company and the Institution providing the applicable protocols, data and information, such approval to be provided in Company’s and such Institution’s sole discretion (“Institution Information”), and (b) the material listed in Exhibit 1.80B (as may be amended upon the prior written approval of Company and the Institution providing the applicable material, such approval to be in Company’s and such Institution’s sole discretion) and any progeny, derivatives, analogs, and modifications of such material made by or on behalf of Company or its Affiliates or any of their Sublicensees or subcontractors (“Institution Materials”).

1.81                        “Internal Development Plan” has the meaning set forth in Section 2.6.3.1(b), as may be amended in accordance therewith.

1.82                        “Law” has the meaning set forth in Section 11.1.3.3.

1.83                        “License Issue Fee” has the meaning set forth in Section 4.2.

1.84                        “Licensed Product” means on a country-by-country basis, any product the making, using, selling, offering for sale, exporting or importing of which product in the country in question is Covered by at least one Valid Claim in that country.  If, during the Royalty Term for a given Licensed Product, such Licensed Product is no longer Covered by at least one Valid Claim in a country, then such Licensed Product shall be deemed an Enabled Product in such country from that time forward for the purposes of calculating Milestone Payments under Section 4.4 and Royalties under Section 4.5, unless and until such product is again Covered by at least one Valid Claim, at which time such product shall again be deemed a Licensed Product for such purposes.

1.85                        “Licensed Service” means, on a country-by-country basis, any process, method or service (a) that is performed or provided using a Licensed Product or (b) that does not fall within the definition of clause (a) but the performing or providing of which process, method or service in the country in question is Covered by at least one Valid Claim. If, during the Royalty Term for a Licensed Service that falls under the foregoing clause (b), such Licensed Service is no longer Covered by at least one Valid Claim in a country, then such Licensed Service shall be deemed an Enabled Service in such country from that time forward for the purposes of calculating Milestone Payments under Section 4.4 and Royalties under Section 4.5, unless and until such service is again Covered by at least one Valid Claim, at which time such service shall again be deemed a Licensed Service for such purposes.

1.86                        “List of Countries” has the meaning set forth in Section 6.1.5.

1.87                        “Listed Company” means the Persons set forth on Exhibit 1.87 hereto, as such exhibit may be amended from time to time upon mutual written agreement of the Parties.

1.88                        “Litigation Expenses” has the meaning set forth in Section 7.2.2.

1.89                        “Livestock Applications” means (a) the modification or alteration of livestock, or of any products, cells or materials derived from livestock or the use or provision of any processes, methods or services using livestock or using any products, cells or materials derived from livestock, for the purposes of (i) affecting the fitness of such livestock, including affecting their ability to survive or reproduce, (ii) creating, expressing, transmitting, conferring, improving, or imparting a Trait of interest in such livestock, or (iii) bioproduction or bioprocessing, or (b) the use, production, alteration or modification of exotic animals, or of any products, cells, tissues or materials derived from exotic animals (including biomaterials derived from such exotic animals) in or for consumer goods or products. For the purposes of this definition, (A) “livestock” means (1) cattle, sheep, goats, buffalo, llamas, camels, swine, poultry and fowl (including egg-producing poultry and fowl), dogs, cats and equine animals, (2) animals used for food or in the production of food, (3) animals ordinarily raised or used on the farm or for home use, consumption, or profit, and (4) fish used for food, and (B) “exotic animals” means snakes, alligators, elephants, camels and other exotic animals but specifically excludes all rodents. Notwithstanding anything in this definition or elsewhere in this Agreement to the contrary, Livestock Applications does not include (i) the use of any animal or animal cell in preclinical research or (ii) the treatment of animal disease.

1.90                        “Maintenance Fees” has the meaning set forth in Section 4.3.

1.91                        “Milestone Event” means any milestone event indicated in Section 4.4.1, 4.4.2 or 4.4.3.

1.92                        “Milestone Explanation” has the meaning set forth in Section 3.4.

1.93                        “Milestone Payment” means any milestone payment indicated in Section 4.4.1, 4.4.2 or 4.4.3 corresponding to any Milestone Event.

1.94                        “Milestone Plan” has the meaning set forth in Section 3.4.

1.95                        “MIT” has the meaning set forth in the Recitals.

1.96                        “MIT/Broad Co-Owned Patent Rights” has the meaning set forth in the Recitals.

1.97                        “Net Sales” means the gross amount billed or invoiced by or on behalf of Company, its Affiliates, Sublicensees and any Affiliates of such Sublicensees (in each case, the “Invoicing Entity”) or if not billed or invoiced the gross amount received by the Invoicing Entity, on sales, leases, uses or other transfers of Licensed Products, Licensed Services, Enabled Products or Enabled Services, less the following to the extent applicable with respect to such sales, leases or other transfers and not previously deducted from the gross invoice price:  (a) customary trade, quantity or cash discounts to the extent actually allowed and taken; (b) amounts actually repaid or credited by reason of rejection, return or recall of any previously sold, leased or otherwise transferred Licensed Products, Licensed Services, Enabled Products or Enabled Services; (c) rebates granted or given; (d) allowances for non-collectible receivables; (e) customer freight charges that are paid by or on behalf of the Invoicing Entity; and (f) to the extent separately stated on purchase orders, invoices or other documents of sale, any sales, value added or similar taxes, custom duties or other similar governmental charges levied directly on the production, sale, transportation, delivery or use of a Licensed Product or Enabled Product that are paid by or on behalf of the Invoicing Entity, but not including any tax levied with respect to income; provided that:

1.97.1.                              in no event shall the aggregate amount of all deductions made pursuant to clauses (d) and (e) above in any Calendar Quarter exceed [**] percent ([**]%) of Net Sales in such Calendar Quarter;

1.97.2.                              Net Sales shall not include (a) sales or other transfers of any Licensed Product, Licensed Service, Enabled Product or Enabled Service used for clinical trials or other research, or (b) donations for charity or compassionate use for which an Invoicing Entity does not receive consideration;

1.97.3.                              in any transfers of Licensed Products, Licensed Services, Enabled Products or Enabled Services between an Invoicing Entity and an Affiliate or Sublicensee of such Invoicing Entity not for the purpose of resale by such Affiliate or Sublicensee, Net Sales shall be equal to the fair market value of the Licensed Products, Licensed Services, Enabled Products or Enabled Services so transferred, assuming an arm’s length transaction made in the ordinary course of business;

1.97.4.                              in the event that (i) an Invoicing Entity receives non-cash consideration for any Licensed Products, Licensed Services, Enabled Products or Enabled Services, (ii) an Invoicing Entity sells Licensed Products, Licensed Services, Enabled Products or Enabled Services in a transaction not at arm’s length with a non-Affiliate of an Invoicing Entity, or (iii) any Licensed Product, Licensed Service, Enabled Product or Enabled Service is sold by an Invoicing Entity at a discounted price that is substantially lower than the customary prices charged by such Invoicing Entity, Net Sales shall be calculated based on the fair market value of such consideration or transaction, assuming an arm’s length transaction made in the ordinary course of business, provided that, if a Licensed Product, Licensed Service, Enabled Product or Enabled Service is sold under circumstances in which the discounted price is the result of market forces and not a quid pro quo for value other than the monetary consideration charged in such sale of Licensed Product, Licensed Service, Enabled Product or Enabled Service, such discounted price shall be deemed to be a customary price;

1.97.5.                              with respect to any provision hereof requiring a calculation of fair market value, assuming an arm’s length transaction made in the ordinary course of business, Invoicing Entity may use the average price of the relevant Licensed Product, Licensed Service, Enabled Product or Enabled Service sold for cash during the relevant period in the relevant country; and

1.97.6.                              sales of Licensed Products, Licensed Services, Enabled Products or Enabled Services by an Invoicing Entity to its Affiliate or a Sublicensee for resale by such

Affiliate or Sublicensee shall not be deemed Net Sales.  Instead, Net Sales shall be determined based on the gross amount billed or invoiced by such Affiliate or Sublicensee upon resale of such Licensed Products, Licensed Services, Enabled Products or Enabled Services to any third party that is not an Affiliate or Sublicensee of the Invoicing Entity.

1.98                        “Non-Achieved Category” has the meaning set forth in Section 3.1.

1.99                        “Non-Exclusive Purpose” means (i) any of the purposes set forth in Section 2.1.2(a) — (i) except for research purposes within the Field, and (ii) any other purpose outside of the Field.

1.100                 “Non-U.S. Milestone Market” means any country, other than the United States, that is not a Developing Country as of the date the applicable Milestone Event occurs.

1.101                 “Other IP” has the meaning set forth in Section 7.2.

1.102                 “Party” and “Parties” have the meaning set forth in the Preamble.

1.103                 “Patent Challenge” means any direct or indirect dispute or challenge, or any knowing, willful, or reckless assistance in the dispute or challenge, of the validity, patentability, scope, priority, construction, non-infringement, inventorship, ownership or enforceability of any Patent Right or any claim thereof, or opposition or assistance in the opposition of the grant of any letters patent within the Patent Rights, in any legal or administrative proceedings, including in a court of law, before the United States Patent and Trademark Office or other agency or tribunal in any jurisdiction, or in arbitration including, without limitation, by reexamination, inter partes review, opposition, interference, post-grant review, nullity proceeding, preissuance submission, third party submission, derivation proceeding or declaratory judgment action; provided, however, that the term Patent Challenge shall not include (i) Company or its Affiliates being an essential party in any patent interference proceeding before the United States Patent and Trademark Office, which interference Company or its Affiliates acts in good faith to try to settle, or (ii) Company, due to its status as an exclusive licensee of patent rights other than the Patent Rights, being named by the licensor of such patent rights as a real party in interest in such an interference, so long as Company either abstains from participation in, or acts in good faith to settle, the interference. For clarity, a Patent Challenge shall not include arguments made by Company that (a) distinguish the inventions claimed in patents or patent applications owned or controlled by Company (“Company Patents”) from those claimed in the Patent Rights but (b) do not disparage the Patent Rights or raise any issue of Patent Rights’ compliance with or sufficiency under applicable patent laws, regulations or administrative rules, in each case (i) in the ordinary course of ex parte prosecution of the Company Patents or (ii) in inter partes proceedings before the United States Patent and Trademark Office or other agency or tribunal in any jurisdiction (excluding interferences or derivation proceedings), or in arbitration, wherein the Company Patents have been challenged.

1.104                 “Patent Rights” means the patents and patent applications that are listed on the attached Exhibit 1.104 and any and all divisionals, continuations, continuations-in-part (only to the extent of claims that are entitled to the priority date of and directed specifically to the subject matter claimed in the applications listed on the attached Exhibit 1.104), substitutes, counterparts and foreign equivalents thereof filed in any country, and any patents issuing thereon (but in the case of patents issuing on continuations-in-part applications, only to the claims thereof that are entitled to the priority date of and directed specifically to the subject matter claimed in the applications listed on the attached Exhibit 1.104) and any reissues, reexaminations or extensions thereof.

1.105                 “Patent Rights Categories” means the CRISPR Patent Rights, the TALE Patent Rights and the Delivery Patent Rights; provided that, if the most reasonable interpretation of the claims of the Patent Rights within the foregoing categories requires that such Patent Rights be reclassified, then the Parties shall discuss such reclassification in good faith.

1.106                 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.107                 “Phase I Clinical Study” means, as to a specific Licensed Product, a study of such product in humans designed to satisfy the requirements of 21 C.F.R. § 312.21(a), as amended from time to time, or the corresponding regulation in jurisdictions other than the United States.

1.108                 “Phase II Ag Trial” means the second phase of Field Trials for an Ag Product which is designed to test for the occurrence of a statistically significant level of desired Trait performance.

1.109                 “Phase II Clinical Study” means (a) a preliminary efficacy and safety human clinical study in any country conducted to evaluate a drug for a particular indication or indications in patients with the disease or condition under study, where at least one of the primary endpoints of such study is an efficacy endpoint, or (b) any human clinical study that satisfies the requirements of 21 C.F.R. § 312.21(b) in the United States.

1.110                 “Phase III Clinical Study” means (a) a human clinical study in any country, whether controlled or uncontrolled, that is performed to obtain Regulatory Approval of a drug after preliminary evidence suggesting effectiveness of the drug under evaluation has been obtained, and intended to confirm with statistical significance the efficacy and safety of a drug, to evaluate the overall benefit-risk relationship of the drug and to provide an adequate basis for physician labeling, or (b) a human clinical study that satisfies the requirements of 21 C.F.R. § 312.21(c) in the United States.

1.111                 “Potential Target” has the meaning set forth in Section 2.6.5.2.

1.112                 “Potential Target Period” has the meaning set forth in Section 2.6.5.2.

1.113                 “Process” has the meaning set forth in Section 2.6.6.

1.114                 “Proposed Product” has the meaning set forth in Section 2.6.1.

1.115                 “Proposed Product Collaboration Partner” has the meaning set forth in Section 2.6.3.2(a).

1.116                 “Proposed Product Extension Period” has the meaning set forth in Section 2.6.6.

1.117                 “Proposed Product License” has the meaning set forth in Section 2.6.4.

1.118                 “Proposed Product Notice” has the meaning set forth in Section 2.6.1.

1.119                 “Proposed Product Notice Date” has the meaning set forth in Section 2.6.1.

1.120                 “Proposed Product Option” has the meaning set forth in Section 2.6.2.

1.121                 “Proposing Party” has the meaning set forth in Section 2.6.1.

1.122                 “Prosecution” means the preparation, filing, prosecution, issuance and maintenance of the Patent Rights, including continuations, continuations-in-part, divisionals, extensions, reexaminations, inter partes review, reissues, supplemental examination, appeals, interferences, derivation proceedings, oppositions, all other proceedings before the United States Patent and Trademark Office (including the Patent Trial and Appeal Board) and foreign patent offices, and any judicial or other appeals of the foregoing. Cognates of the word “Prosecution” have their correlative meanings.

1.123                 “Record Retention Period” has the meaning set forth in Section 5.3.

1.124                 “Regulatory Approval” means, with respect to a particular product or service, receipt of all regulatory clearances or approvals (which in the case of the E.U. may be through the centralized procedure) required in the jurisdiction in question for the sale of the applicable product or service in such jurisdiction, including receipt of pricing approval, if any, legally required for such sale.

1.125                 “Regulatory Authority” means any applicable government regulatory authority involved in granting clearances or approvals for the manufacturing and marketing of a Licensed Product, Licensed Service, Enabled Product or Enabled Service including, in the United States, the FDA.

1.126                 “Replacement Product” has the meaning set forth in Section 4.4.5.

1.127                 “Response Notice” has the meaning set forth in Section 3.1.1.

1.128                 “Response Period” has the meaning set forth in Section 3.1.1.

1.129                 “Royalties” has the meaning set forth in Section 4.5.1.

1.130                 “Royalty Term” means, on a country-by-country and product/service-by-product/service basis, the period commencing on the Effective Date and ending on the later of:  (a) the expiration of the last Valid Claim within the Patent Rights Covering the Licensed Product or Licensed Service or (b) the tenth (10th) anniversary of the date of the First Commercial Sale of the Licensed Product, Licensed Service, Enabled Product or Enabled Service; provided that, for any Enabled Product or Enabled Service that was a Licensed Product or Licensed Service, the date of the First Commercial Sale in clause (b) shall be deemed to be the earlier of (i) the date of First Commercial Sale of the Enabled Product or Enabled Service that was a Licensed Product or Licensed Service and (ii) the date of the First Commercial Sale of the Licensed Product or Licensed Service that became such Enabled Product or Enabled Service.

1.131                 “Schedule 1 Product” means a Licensed Product or an Enabled Product, in each case for the prevention or treatment of human disease for which the incidence is fewer than [**] patients or prevalence is fewer than [**] patients in the U.S., or which Institutions and Company otherwise agree in writing shall be considered a Schedule 1 Product based on their review and assessment of the available information.

1.132                 “Schedule 2 Product” means a Licensed Product or an Enabled Product, in each case for the prevention or treatment of human disease for which the prevalence is [**] patients or greater in the U.S.

1.133                 “Securities Act” has the meaning set forth in Section 4.8.3.2.

1.134                 “Selected Target” has the meaning set forth in Section 2.6.5.2.

1.135                 “Selection Date” has the meaning set forth in Section 2.6.5.2.

1.136                 “Shares” has the meaning set forth in Section 4.8.1.

1.137                 “Single Ag Product” means all Ag Products that are Licensed Products or Enabled Products and that contain the same Event and no other Event, or contain the same combination of Events and no other Events, without regard to formulation, together with all clones, progeny and lines of such Ag Product.

1.138                 “Single Schedule 1 Product” means all Schedule 1 Products that contain the same active ingredient and no other active ingredient, or contain the same combination of active ingredients and no other active ingredient, without regard to formulation or dosage.

1.139                 “Single Schedule 2 Product” means all Schedule 2 Products that contain the same active ingredient and no other active ingredient, or contain the same combination of active ingredients and no other active ingredient, without regard to formulation or dosage.

1.140                 “Skipped Milestone” has the meaning set forth in Section 4.4.1.1.

1.141                 “Sublicense” means an agreement (other than an assignment of this Agreement in compliance with Section 11.14) in which Company (a) grants or otherwise transfers any of the rights licensed to Company hereunder or rights relating to Licensed Products, Licensed Services, Enabled Products or Enabled Services, (b) agrees not to assert such rights or to sue, prevent or seek a legal remedy for the practice of same, or (c) is under an obligation to grant, assign or transfer any such rights or non-assertion, or to forebear from granting or transferring such rights to any other entity, including by means of an option.  Agreements expressly considered

Sublicenses include (i) licenses, option agreements, “lock up” agreements, right of first refusal agreements, non-assertion agreements, covenants not to sue, distribution agreements that grant or otherwise transfer any rights licensed to Company hereunder, or similar agreements, and (ii) agreements that grant or otherwise transfer rights licensed to Company under this Agreement along with rights owned by the Company or granted to the Company by a Third Party, but excluded from this definition of “Sublicense” is an assignment of this Agreement in compliance with Section 11.14. For the avoidance of doubt, if a Sublicense is entered into pursuant to an option or similar agreement that is also a Sublicense, then the date of execution of the Sublicense shall be the execution date of the option or similar agreement, not the date of the exercise of the option or similar agreement.

1.142                 “Sublicense Income” means all consideration received by Company or its Affiliates for a Sublicense such as license or distribution fees, milestone or option payments, or license maintenance fees, including any consideration received by Company under a Sublicense, but excluding equity investments at fair market value, loans, funding or reimbursement for costs of future research, development, process development and manufacture by the Company, reimbursement for patent expenses at their out-of-pocket cost, and royalties on net sales of Licensed Products, Licensed Services, Enabled Products or Enabled Services (provided, however, that with respect to Sublicenses in the field of agriculture, royalties on Net Sales of Licensed Products, Licensed Services, Enabled Products or Enabled Services made by Sublicensees of Company shall be included in the definition of Sublicense Income).  In the event that non-cash consideration is received as Sublicense Income, Sublicense Income shall be calculated based on the fair market value of such non-cash consideration.  For clarity, a license of intellectual property rights that are necessary for Company to make, have made use, have used, sell, offer for sale, have sold, export and import Licensed Products, Licensed Services, Enabled Product or Enabled Services, such as a license to intellectual property rights under a Cross-License, shall not be deemed non-cash consideration.

1.143                 “Sublicensee” means any Third Party of Company to which Company has granted a Sublicense.

1.144                 “Suit” has the meaning set forth in Section 11.8.

1.145                 “TALE Patent Rights” means the Patent Rights identified on Exhibit 1.105 as TALE Patent Rights.

1.146                 “Target-Based Collaboration” has the meaning set forth in Section 2.6.5.

1.147                 “Target-Based Collaborator” has the meaning set forth in Section 2.6.5.

1.148                 “Target List” has the meaning set forth in Section 2.6.5.2.

1.149                 “Temporary Extension” has the meaning set forth in Section 10.3.1.2.

1.150                 “Term” means the term of this Agreement as set forth in Section 10.1.

1.151                 “Third Party” means any Person that is not (a) an Institution, (b) Company or (c) an Affiliate of Company.

1.152                 “Trait” means any biochemical, physiological, physical or other attribute or phenotype of a cell, plant or plant component, or animal or animal component.

1.153                 “Valid Claim” means: (a) a claim of an issued and unexpired patent within the Patent Rights that has not been (i) held permanently revoked, unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, (ii) disclaimed or rendered unenforceable through disclaimer or otherwise, or (iii) abandoned, or (b) a pending claim of a pending patent application within the Patent Rights, which claim has not been pending for more than [**] years from the first substantive office action with respect to the pending claim and has not been abandoned or finally rejected without the possibility of appeal or refiling or without such appeal having been taken or refiling having been made within the applicable time periods. Notwithstanding the foregoing, (i) the [**] year pendency period set forth in clause (b) above shall only apply if, after [**] years of prosecution on the merits of a given application, Company notifies Institutions in writing that it does not believe that Institutions should continue to prosecute such application and Institutions continue to do so at their discretion, and (ii) if the prosecution of a given application is interrupted and/or delayed (A) by a patent office or (B) due to a Patent Challenge or a patent office proceeding such as an interference, appeal or opposition, then in each case (A) and (B) the pendency of such Patent Challenge or proceeding(s) shall not be included in the [**] year time period set forth above.  The invalidity of a particular claim in one or more countries shall not invalidate such claim in any remaining countries.  For the avoidance of doubt, a pending claim of a patent application filed pursuant to the Patent Cooperation Treaty shall be considered pending in all designated jurisdictions.

2.                                      LICENSE.

2.1.                            License Grants

2.1.1.Exclusive License Grant.Subject to Section 2.2 and the other terms and conditions of this Agreement, each Institution hereby grants to Company an exclusive, worldwide, royalty-bearing license, sublicensable solely in accordance with Section 2.5 below, under each Institution’s respective interest in the Patent Rights, solely to make, have made, use, have used, sell, offer for sale, have sold, export and import Licensed Products, solely for use in the Field, except that (a) the license granted by Broad is non-exclusive with respect to the treatment of medullary cystic kidney disease 1, and (b) the license granted by both Institutions excludes (i) the field of modifying animals or animal cells for the creation, making, having made, use, sale, offer for sale, having sold, exportation and importation of organs suitable for xenotransplantation into humans and (ii) research and development, and commercialization and other use or exploitation, of products or services in the field of Livestock Applications. For the avoidance of doubt, the exclusive license under this Section 2.1.1 does not include a license for Licensed Services (a non-exclusive license for which is granted under Section 2.1.2 hereof).

2.1.2.Non-Exclusive License Grant.  Subject to Section 2.2 and the other terms and conditions of this Agreement, each Institution hereby grants to Company a non-exclusive, worldwide, royalty-bearing license, sublicensable solely in accordance with Section 2.5 below, under each Institution’s respective interest in the Patent Rights and the Institution Information, for all purposes, including without limitation (a) for internal research and development purposes,

(b) for research, development and commercialization of research products and research tools, (c) for research, development and commercialization of bioprocess products, (d) for research, development and commercialization of Enabled Products and Enabled Services, (e) for research, development and commercialization of agricultural products, (f) for treatment of animal disease, (g) to perform or provide Licensed Services and Enabled Services, (h) for research, development and commercialization of diagnostic products, and (i) for research, development and commercialization of products for the treatment and prevention of human disease outside the Field; provided that the license granted by Harvard under the Church IP excludes (A) the field of modifying animals or animal cells for the creation, making, having made, use, sale, offer for sale, having sold, exportation and importation of organs suitable for xenotransplantation into humans and (B) research and development, and commercialization and other use or exploitation of products or services, in the field of Livestock Applications.

2.2.                            Reservation of Rights.  Notwithstanding anything herein to the contrary:

2.2.1.Government and Non-Profit Rights. Any and all licenses and other rights granted under this Agreement are limited by and subject to (a) any rights or obligations of the Institutions and United States government under 35 U.S.C. §§ 200-212 and 37 CFR Part 401 et seq.; any right granted in this Agreement greater than that permitted under 35 U.S.C. §§ 200-212 and 37 CFR Part 401 et seq. shall be subject to modification as may be required to conform to the provisions of those statutes and regulations, and (b) Institutions’ and MIT’s reservation of the right, for each of them and other academic, government and non-profit entities, to make, use and practice the Patent Rights for research, teaching, or educational purposes. Further, Company acknowledges that it has been informed that the Patent Rights and Institution Technology Transfer Materials were developed, at least in part, by employees of HHMI and that HHMI has a fully paid-up, non-exclusive, irrevocable, worldwide license to exercise any intellectual property rights with respect to such Patent Rights and Institution Technology Transfer Materials for research purposes, with the right to sublicense to non-profit and governmental entities (the “HHMI License”).  Any and all licenses and other rights granted under this Agreement are explicitly made subject to the HHMI License.

2.2.2.Research Reservation. In addition to the reservation of rights under Section 2.2.1, the exclusive license granted to Company in the Field under Section 2.1.1 of this Agreement is subject to Institutions’ and MIT’s reservation of the right, for each of them and any Third Party (including non-profit and for-profit entities, subject to Section 2.2.3), to research, develop, make, have made, use, offer for sale, sell, have sold, import or otherwise exploit the Patent Rights and Licensed Products as research products or research tools, or for research purposes, in the Field. Without otherwise limiting or expanding the foregoing, for the purposes of this Section 2.2.2, “research purposes” shall not be interpreted to include the administration of Licensed Products into humans.

2.2.3.Listed Companies. Notwithstanding anything in Section 2.2.2 to the contrary, any license granted by Institutions under the Patent Rights to a Listed Company must be in compliance with (a) Section 2.2.3.1, with respect to licenses under the Patent Rights for research purposes within the Field, and (b) Section 2.2.3.2, with respect licenses under the Patent Rights for a Non-Exclusive Purpose.

2.2.3.1.Licenses for Research Purposes within the Field.  In the event that a Listed Company seeks a license under the Patent Rights from Institution(s) for research purposes within the Field, such Institution(s) shall refer such Listed Company to Company and shall notify Company of such referral.  If such Listed Company then seeks a Sublicense from Company of its licenses under the Patent Rights for research purposes in the Field, Company agrees to (a) negotiate in good faith the terms of such Sublicense under which Listed Company would receive a sublicense for research purposes within the Field on commercially reasonable terms and (b) report to Institutions from time to time on the status and terms of such negotiation.  If after a period of [**] months after the date such Listed Company first contacted Company to obtain such Sublicense, Company and such Listed Company have not entered into a mutually acceptable Cross-License, then Company shall so notify Institutions.  If at any time during such [**] month period, such Listed Company informs Company that such Listed Company is not interested in such a Sublicense from Company, Company shall so notify Institutions, Company shall have no further obligation to negotiate with such Listed Company and Institution(s) shall not grant any license under the Patent Rights for research purposes within the Field to such Listed Company.  If such Listed Company has acted in good faith in connection with and throughout such negotiations with Company, which shall require, without limiting the generality of the foregoing, that such Listed Company has made a good faith offer to grant to Company a Cross-License, Institutions may grant to such Listed Company a license under the Patent Rights for research purposes in the Field if Institutions secure for Company a Cross-License.  Nothing in this Section 2.2.3.1 shall be construed as (A) limiting the ability of any Listed Company to (i) purchase Licensed Products that are research tools or research products from any Third Party that is making and selling such research tools or research products pursuant to a license from an Institution or (ii) use Licensed Products so purchased for research purposes or Non-Exclusive Purposes, or (B) limiting the right or ability of Institutions to grant licenses to Third Parties other than a Listed Company to make or sell Licensed Products that are research tools or research products, or imposing any obligations or limitations on Institutions with respect thereto.

2.2.3.2.Licenses outside of the Field.  In the event that a Listed Company seeks a license under the Patent Rights from Institution(s) for any Non-Exclusive Purpose, such Institution(s) shall refer such Listed Company to Company and shall notify Company of such referral.  Company shall have an initial period of [**] months after the date such Listed Company first contacted Company to obtain such Sublicense to negotiate in good faith to enter into a Sublicense under which Listed Company would receive a sublicense under the Patent Rights for the Non-Exclusive Purpose(s) initially sought by such Listed Company from Institutions (or such lesser scope of Non-Exclusive Purpose(s) as may have been identified by such Listed Company in writing to Company) on commercially reasonable terms and Company would receive a Cross-License from such Listed Company, during which time Institutions shall not grant a license under the Patent Rights outside the Field to such Listed Company, which [**] month period may be extended one time by an additional [**] month period if, upon expiration of such initial [**] month period, Company and Listed Company are in active negotiations and Company reasonably believes that a Cross-License is likely to be executed within such additional [**] month period.  If after such initial [**] month period (as may be extended one time for an additional [**] months in accordance with the foregoing sentence), Company and such Listed Company have not entered into either a Cross-License or a Sublicense, Institutions shall have the right to grant a license under the Patent Rights for the Non-Exclusive Purpose(s) last sought by such Listed Company from Company. Nothing in this Section 2.2.3.2 shall be construed as (A) limiting the ability of any Listed Company to (i) purchase Licensed Products that are research tools or research products from any Third Party that is making and selling such research tools or research products pursuant to a license from an Institution or (ii) use Licensed Products so purchased for research purposes or Non-Exclusive Purposes, or (B) limiting the right or ability of Institutions to grant licenses to Third Parties other than a Listed Company to make or sell Licensed Products that are research tools or research products, or imposing any obligations or limitations on Institutions with respect thereto.

2.3.                            Affiliates.  The licenses granted to Company under Section 2.1 include the right to have some or all of Company’s rights or obligations under this Agreement exercised or performed by one or more of Company’s Affiliates on Company’s behalf; provided, however, that:

2.3.1.Company shall notify Institutions in writing [**] days in advance of any Affiliate exercising or performing any of Company’s rights or obligations under this Agreement;

2.3.2.prior to any Affiliate exercising or performing any of Company’s rights or obligations under this Agreement, such Affiliate shall agree in writing with Company to be bound by the terms and conditions of this Agreement as if it were Company hereunder, including specific written agreement (a) to indemnify, defend and hold Indemnitees and HHMI Indemnitees harmless, and carry insurance, under the same terms as Article 9 of this Agreement, and (b) that Institutions and HHMI are express third party beneficiaries of such writing;

2.3.3.no such Affiliate shall be entitled to grant, directly or indirectly, to any Person any right of whatever nature under, or with respect to, or permitting any use or exploitation of, any of the Patent Rights or the Institution Technology Transfer Materials, including any right to develop, manufacture, market or sell Licensed Products or to perform Licensed Services;

2.3.4.any act or omission by an Affiliate of Company shall be deemed an act or omission by Company hereunder, and Company shall be responsible for each of its Affiliates complying with all obligations of Company under this Agreement (including without limitation all restrictions placed on Company herein);

2.3.5.any assumption of rights or obligations by Affiliates of Company under this Agreement shall not relieve Company of any of its obligations under this Agreement; and

2.3.6.without the prior written consent of Institutions, Company’s Affiliates shall not have any rights to use any Institution Materials.

2.4.                            Right to Subcontract.  If Company desires to exercise any of the rights or obligations that Company may have under this Agreement by subcontracting the exercise or performance of all or any portion of such rights and obligations on Company’s behalf, Company shall be entitled to do so, provided that (a) such contract service providers obtain no rights in or to Patent Rights or the Institution Technology Transfer Materials, (b)  any subcontract granted or entered into by Company as contemplated by this Section 2.4 of the exercise or performance of all or any portion of the rights or obligations that Company may have under this Agreement shall not relieve Company from any of its obligations under this Agreement, (c) any act or omission by a subcontractor of Company shall be deemed an act or omission by Company hereunder, and (d) Company shall be responsible for each of its subcontractors complying with all obligations of Company under this Agreement (including without limitation all restrictions placed on Company herein); provided that any subcontract or other agreement that, in whole or in part, grants or otherwise transfers any of the rights licensed to Company hereunder, or otherwise falls under the definition of a Sublicense, shall be deemed a Sublicense and not a subcontract hereunder and shall be subject to all restrictions and requirements applicable to Sublicenses under this Agreement.

2.5.                            Sublicenses.

2.5.1.Sublicense Rights.Company shall be entitled to sublicense the rights granted to it under Section 2.1 hereof to Third Parties subject to the terms of this Section 2.5.

2.5.2.Sublicense Agreements.  Company shall ensure that any Sublicense shall be on terms and conditions in compliance with and not inconsistent with the terms of this Agreement. Notwithstanding any Sublicense, Company shall remain primarily liable to Institutions for all of Company’s duties and obligations contained in this Agreement, and any act or omission of a Sublicensee which would be a breach of this Agreement if performed by Company shall be deemed to be a breach by Company of this Agreement.  Any Sublicenses granted by Company shall not include the right to grant any further Sublicenses (other than to Affiliates of the Sublicensee and other than may be agreed in writing by Institutions, in each case subject to all restrictions on the granting of Sublicenses herein). Subject to the provisions of Section 10.3.1.2 hereof, all Sublicenses shall automatically terminate effective upon termination of this Agreement unless otherwise agreed in writing by Institutions or as provided in Section 10.3.1.2. Company shall furnish Institutions with a fully-executed, unredacted copy of any Sublicense agreement, promptly upon execution of such Sublicense; provided that Company may redact from such copy (a) the identity of a Gene Target selected for research, development or commercialization under the Sublicense and (b) other proprietary non-public technical information of Company or the applicable Sublicensee. Notwithstanding the foregoing, Company shall not redact any information reasonably necessary for Institutions to evaluate and confirm compliance of such Sublicense with the terms and conditions of this Agreement.  Institutions shall use such copies solely for the purpose of monitoring Company’s and its Sublicensees’ compliance with their obligations, and enforcing Institutions’ rights, under this Agreement.  Any Sublicense shall require a written agreement, which shall be subject and subordinate to the terms and conditions of this Agreement, and shall contain, among other things, the following:

2.5.2.1.all provisions necessary to ensure Company’s ability to perform its obligations under this Agreement;

2.5.2.2.a section requiring Sublicensee to indemnify, defend and hold Indemnitees and HHMI Indemnitees harmless, and carry insurance, under the same terms set forth in Article 9 of this Agreement;

2.5.2.3.a statement that Institutions are intended third party beneficiaries of such Sublicense for the purpose of enforcing all patent challenge, indemnification, and insurance provisions of such Sublicense and enforcing the right to terminate such Sublicense for breach of the patent challenge, indemnification and insurance provisions of such Sublicense; and a statement that HHMI and MIT are intended third party beneficiaries of such Sublicense for the purpose of enforcing HHMI’s and MIT’s respective rights, including indemnification and insurance provisions, under this Agreement;

2.5.2.4.a provision stating that in the event Sublicensee directly or indirectly brings, assumes, or participates in, or knowingly, willfully or recklessly assists in bringing, a Patent Challenge then Company shall be entitled to terminate the Sublicense;

2.5.2.5.a provision specifying that, in the event of termination of the licenses set forth in Sections 2.1 in whole or in part (e.g., as to one license or the other, or termination in a particular country), any existing Sublicense agreement shall terminate to the same extent of such terminated license, subject to Sublicensee’s right to receive a Direct License from Institutions in accordance with Section 10.3.1.2 hereof;

2.5.2.6.a provision prohibiting the Sublicensee from sublicensing its rights under such Sublicense agreement (other than to Affiliates of the Sublicensee and other than may be agreed in writing by Institutions, in each case subject to all restrictions on the granting of Sublicenses herein);

2.5.2.7.a provision requiring Sublicensee to comply with Section 8.1 (Compliance with Law) and Section 11.2 (Use of Name) of this Agreement; and

2.5.2.8.a provision prohibiting the Sublicensee from assigning the Sublicense agreement without the prior written consent of Institutions, except that Sublicensee may assign the Sublicense agreement without such prior written consent to the same extent Company may assign this Agreement under Section 11.14.

2.6.                            Third Party Proposed Products.

2.6.1.Notice of Proposed Product. If, at any time following the [**] anniversary of the Effective Date, a Third Party (“Proposing Party”) identifies a potential Licensed Product in the Field that is directed to a particular Gene Target (“Proposed Product”) and makes a Bona Fide Proposal to Institutions for the development and commercialization of such Proposed Product, then Institutions may (after inquiry regarding the availability of such Gene Target with the Gatekeeper in accordance with Section 2.6.5.4) give written notice thereof to Company (such notice, “Proposed Product Notice,” the date of such notice, the “Proposed Product Notice Date”), which Proposed Product Notice shall include the identity of the applicable Gene Target to which the Proposed Product is directed. Institutions shall not be required to include in any Proposed Product Notice any information, other than the identity of such applicable Gene Target, that is subject to restrictions of confidentiality. For the avoidance of doubt, for the purposes of this Section 2.6, (a) with respect to cellular products (e.g., a cell used as a product for the purposes of cell therapy), a product directed to a Gene Target may be a cellular product that includes a modification of the Gene Target, and (b) “directed to a Gene Target” includes targeting of Genetic Material to modify associated chromatin.

2.6.2.Current Company Products. If the Proposed Product is directed to a Gene Target for which the Company, directly or through any of its Affiliates or Sublicensees, is not researching, developing and/or commercializing a product in the Field, then the Company shall have the option to either internally pursue the Proposed Product or enter into a Collaboration Agreement with respect to the Proposed Product, in accordance with Section 2.6.3 below (each, a “Proposed Product Option”); provided, however that (a) if the Proposed Product is directed to a Gene Target that has been selected as a Selected Target under a Target-Based Collaboration, then the provisions of Section 2.6.5 shall apply, and (b) if Company demonstrates (in accordance with the following sentence) that Company, directly or through any of its Affiliates or Sublicensees, is currently researching, developing and/or commercializing a product directed to the Gene Target of the Proposed Product, then Company shall not be required to elect a Proposed Product Option, Institutions shall have no right to grant a Proposed Product License and the provisions of Section 2.6.3 do not apply.  Demonstration that the Company (directly or through any of its Affiliates or Sublicensees) is currently researching, developing and/or commercializing a product directed to the Gene Target of the Proposed Product shall require Company to (A) within [**] days of the Proposed Product Notice Date, (i) provide Institutions with the Company’s or its applicable Affiliate’s or Sublicensee’s research, development and/or commercialization plan (including Development Milestones) for the product directed to the Gene Target to which the applicable Proposed Product is directed (“Current Plan”), which Current Plan must be commercially reasonable and reasonably satisfactory to Institutions, and shall include evidence that the Company or its applicable Affiliate or Sublicensee has, or reasonably expects to have, access to any intellectual property (other than any intellectual property owned or controlled by the Proposing Party) that would be necessary to research, develop and commercialize such product and has, or reasonably expects to have, funding available to advance such Current Plan, and (ii) provide Institutions with evidence that the Company, or its applicable Affiliate or Sublicensee, has commenced research, development and/or commercialization of such product under such Current Plan, (B) continue to use commercially reasonable efforts, itself or through its applicable Affiliate or Sublicensee, to implement such Current Plan, and (C) provide a written report to Institutions describing progress under the Current Plan at least [**] until First Commercial Sale of such product (A through C, a “Current Development Demonstration”).  Institutions shall notify Company whether the Current Plan is reasonably satisfactory to Institutions within [**] days of Institutions receipt of such plan, which time period may be extended by an additional [**] days to address questions or concerns of the Institutions. Company may, on [**] basis concurrently with the delivery of each [**]diligence report to be provided by Company to Institutions under Section 3.3 hereof, make such commercially reasonable adjustments to the applicable Current Plan as necessary to improve Company’s ability to meet its research, development and/or commercialization obligations under such Current Plan; provided that such adjustments shall be subject to review and approval by Institutions, such approval not to be unreasonably withheld, conditioned or delayed.

2.6.3.Proposed Product Options.  If Company does not timely provide a Current Development Demonstration with respect to a particular Proposed Product, then Company shall have the option to either internally pursue the Proposed Product or enter into a Collaboration Agreement with respect to the Proposed Product in accordance with Sections 2.6.3.1 and 2.6.3.2 as follows:

2.6.3.1.Internal Development and Commercialization. If Company elects to internally pursue the Proposed Product, then Company shall be required to do both of the following:

(a)         Within [**] months of the Proposed Product Notice Date, indicate in writing to the Institutions that the Company, either directly or through an Affiliate or Sublicensee, is interested in pursuing research, development and commercialization of a product directed to the Gene Target of the Proposed Product; and

(b)         Within [**] months of the Proposed Product Notice Date (a) prepare, or have prepared, a commercially reasonable research, development and commercialization plan (including Development Milestones) (an “Internal Development Plan”) for the product directed to the Gene Target of the Proposed Product, such plan being reasonably satisfactory to Institutions, including evidence that the Company or its applicable Affiliate or Sublicensee has, or reasonably expects to have, access to any intellectual property (other than any intellectual property owned or controlled by the Proposing Party) that would be necessary to develop and commercialize such product and has, or reasonably expects to have, funding available to advance such Internal Development Plan and (b) commence research and/or development activities for such product pursuant to such Internal Development Plan. Thereafter the Company or its applicable Affiliate or Sublicensee must (i) continue to use commercially reasonable efforts to implement such Internal Development Plan for such product and (ii) provide a written report to Institutions describing progress under such Internal Development Plan at least [**] until First Commercial Sale of such product.  Institutions shall notify Company whether the Internal Development Plan is satisfactory to Institutions within [**] days of Institutions receipt of such plan, which time period may be extended by an additional [**] days to address questions or concerns of the Institutions.Company may, on [**] basis concurrently with the delivery of each [**] diligence report to be provided by Company to Institutions under Section 3.3 hereof, make such commercially reasonable adjustments to the applicable Internal Development Plan as necessary to improve Company’s ability to meet its research, development and/or commercialization obligations under such Internal Development Plan; provided that such adjustments shall be subject to review and approval by Institutions, such approval not to be unreasonably withheld, conditioned or delayed.

2.6.3.2.Collaboration. Alternatively, if Company elects not to pursue the Proposed Product internally, but instead elects to enter into a Collaboration Agreement with respect to the Proposed Product, then Company shall do both of the following:

(a)         Within [**] months of the Proposed Product Notice Date, indicate in writing to the Institutions that the Company, directly or through any of its Affiliates or Sublicensees, is interested in entering into a Collaboration Agreement to research, develop and commercialize a product directed to the Gene Target of the Proposed Product with a Third Party (either the Proposing Party or another Third Party) (a “Proposed Product Collaboration Partner”); and

(b)         Within [**] months after the Proposed Product Notice Date, Company or its applicable Affiliate or Sublicensee, shall enter into such a Collaboration Agreement and the Company, its applicable Affiliate or Sublicensee, or the Proposed Product Collaboration Partner shall commence research and development activities for a product directed to the Gene Target of the Proposed Product, pursuant to a commercially reasonable research, development and commercialization plan (including Development Milestones) (a “Collaboration Plan”) that is reasonably satisfactory to Institutions which Collaboration Plan shall include evidence that the Company, its applicable Affiliate or Sublicensee, or the Proposed Product Collaboration Partner have, or reasonably expect to have, (A) access to any intellectual property (other than any intellectual owned or controlled by the Proposing Party if Proposing Party is not the Proposed Product Collaboration Partner) that would be necessary to develop or commercialize a product directed to the Gene Target of the Proposed Product under such Collaboration Plan and (B) funding available to advance such product under such Collaboration Plan.  Thereafter the Company, its applicable Affiliate or Sublicense, or the Proposed Product Collaboration Partner, must (i) continue to use commercially reasonable efforts to implement such Collaboration Plan for such product and (ii) provide a written report to Institutions describing progress under such Collaboration Plan at least [**] until First Commercial Sale of such product.  Institutions shall notify Company whether the Collaboration Plan is satisfactory to Institutions within [**] days of Institutions receipt of such plan, which time period may be extended by an additional [**] days to address questions or concerns of the Institutions.  Company may, on [**] basis concurrently with the delivery of each [**] diligence report to be provided by Company to Institutions under Section 3.3 hereof, make such commercially reasonable adjustments to the applicable Collaboration Plan as necessary to improve Company’s ability to meet its research, development and/or commercialization obligations under such Collaboration Plan; provided that such adjustments shall be subject to review and approval by Institutions, such approval not to be unreasonably withheld, conditioned or delayed,.

2.6.4.Proposed Product License. If Company fails to satisfy the requirements of Section 2.6.3 above within the time periods set forth therein (as such time periods may be extended in accordance with Section 2.6.6 hereof), or if at any time thereafter Company otherwise fails to use commercially reasonable efforts to implement any Current Plan, Internal Development Plan or Collaboration Plan then in effect, then Institutions shall be entitled to grant, at their sole option, an exclusive or non-exclusive license under the Patent Rights to the Proposing Party to develop and commercialize the Proposed Product (“Proposed Product License”). Such Proposed Product License shall be on a Gene Target by Gene Target basis and not for gene families, pathways, or disease fields. Any exclusive Proposed Product License granted by Institutions to the Proposing Party shall (i) be on milestone and royalty terms that taken as a whole are no more favorable to the Proposing Party than those provided to Company pursuant to Sections 4.4 and 4.5 hereof, and (ii) require the Proposing Party to use commercially reasonable efforts to implement the research, development and commercialization plan provided as part of the Bona Fide Proposal.

2.6.5.Target-Based Collaborations. Company shall not be required to provide a Current Development Demonstration in accordance with Section 2.6.2 hereof, or elect a Proposed Product Option in accordance with Section 2.6.3 hereof, and Institutions shall have no right to grant a Proposed Product License, for Proposed Products directed to certain Gene Targets that have been selected for research, development and commercialization pursuant to a Collaboration Agreement between Company or its Affiliates and any Third Party (such Collaboration Agreement, a “Target-Based Collaboration,” such Third Party, a “Target-Based Collaborator”), in accordance with, and subject to, the following terms and conditions:

2.6.5.1.Gatekeeper.  Company shall provide Institutions by written notice (the “Proposed Gatekeeper Notice”) with a list of at least [**] independent attorneys registered to practice before the United States Patent and Trademark Office of whom neither Company nor either Institution is a client, who are experienced in intellectual property matters in the biopharmaceutical industry and who are able to take on an obligation of confidentiality to both Parties.  Within [**] days after the date of the Proposed Gatekeeper Notice, Institutions shall select by written notice to Company (the “Gatekeeper Selection Notice”) one of the individuals named in the Proposed Gatekeeper Notice.  Such individual selected by Institutions shall be the “Gatekeeper.”  If Institutions do not select such individual in a Gatekeeper Selection Notice within such [**] day period, the individual selected by Company from among the individuals named in the Proposed Gatekeeper Notice and identified by Company in writing to Institutions shall be the Gatekeeper.  The Gatekeeper shall be bound by confidentiality obligations to both Parties.  In the event a Gatekeeper is no longer able or willing to serve in such role, the Parties shall appoint a new Gatekeeper by again following the procedures set forth in this Section 2.6.5.1.

2.6.5.2.Selected Target List. A Gene Target that has been selected for research, development and/or commercialization pursuant to a Target-Based Collaboration Agreement may be added by Company, on a Target-Based Collaboration-by-Target-Based Collaboration basis, at the time of execution of such Target-Based Collaboration or at any time within [**] years thereafter, up to that number of Gene Targets specified in Section 2.6.5.3, to a list of Gene Targets (“Target List”) maintained by the Gatekeeper.  The compensation, costs and expenses for the Gatekeeper shall be incurred and paid solely by Company. A Gene Target that is included on the Target List shall be deemed a “Selected Target” for the purposes of this Section 2.6.5 and only those Gene Targets that are included on the Target List shall be deemed Selected Targets for the purposes of this Section 2.6.5. For the avoidance of doubt, a specific target sequence or cleavage site within a gene shall not by itself constitute a Selected Target.  Except as noted below with respect to Potential Targets, the effective date of addition of any Selected Target to the Target List (“Selection Date”) shall be [**] business days prior to the date on which the Gatekeeper receives written notice from Company that a given Selected Target is to be added to the Target List. Except as noted below in connection with Potential Targets, a Gene Target shall be deemed a Selected Target for a period of [**] years from the Selection Date for such Gene Target.  In addition to the foregoing, Company may add to the Target List the Gene Targets that are the subject of a bona fide offer for Committed Funding from a prospective Target-Based Collaborator in connection with active discussions at any time and from time to time between Company and such Target-Based Collaborator regarding a potential Target-Based Collaboration(s) (collectively, the “Potential Targets”).  A Potential Target that is included on the Target List shall be deemed a “Selected Target” for the purposes of this Section 2.6.5 during the Potential Target Period (as defined below), and the date on which the Gatekeeper receives written notice from Company that a given Potential Target is to be added to the Target List shall be deemed the “Selection Date” for such Potential Target.  The number of Potential Targets that Company may add to the Target List in connection with any such active discussions with a Third Party is the number of Selected Targets as Company would be eligible to add to the Target List if Company and such Third Party entered into such Target-Based Collaboration, as determined based on a bona fide offer for Committed Funding by such prospective Target-Based Collaborator in connection with such active discussions.  Company shall clearly identify in its notice to the Gatekeeper those Gene Targets that are Potential Targets.  Company shall notify the Gatekeeper promptly if any Selected Target that is a Potential Target should be removed from the Target List because Company determines that the circumstances of the discussions with the relevant Third Party have changed and that such Potential Target is no longer the subject of bona fide discussions with a Third Party, in which case such Potential Target shall be deemed not to have been nominated as a Potential Target or Selected Target for the purposes of this Section 2.6.5.  A Selected Target that is a Potential Target shall remain a Potential Target, a Selected Target and on the Target List for [**] months (the “Potential Target Period”) from the Selection Date for such Potential Target, subject to up to one (1) extension of an additional [**] months by Company upon notice to the Gatekeeper if Company determines in good faith that such Potential Target remains the subject of bona fide discussions between Company and the relevant Third Party regarding a Target-Based Collaboration at the time of such extension notice.  The Gatekeeper shall notify Institutions that Company has extended the period of time that a Potential Target shall remain on the Target List.  Such notice shall not identify the Potential Target by name nor include any other identifiable information but shall include a unique identifier for such Potential Target which shall enable Institutions to track and monitor the status of such Potential Target.  The purpose of such notice is to permit Institutions to initiate communications with Company and to monitor compliance by Company with the terms of this Agreement. If Company enters into a Target-Based Collaboration with respect to a Potential Target, Company shall notify the Gatekeeper within [**] business days thereof, and such Potential Target shall remain a Selected Target and the Selection Date for such Selected Target shall remain the date on which the Gatekeeper received written notice from Company that a such Potential Target was to be added to the Target List. If a Potential Target was removed from the

Target List prior to execution of the applicable Target-Based Collaboration and that Potential Target was the subject of a Gatekeeper Notice during the Potential Target Period for such Potential Target, then Gatekeeper shall notify Institutions that Company has removed such Potential Target from the Target List and Institutions shall be entitled to inform the applicable Proposing Party that such Potential Target may be available for a renewed Bona Fide Proposal and Institutions may provide a Proposed Product Notice on behalf of such Proposing Party in accordance with Section 2.6.1, in which event the provisions of Sections 2.6.1 - 2.6.4 shall apply to such Proposed Product Notice. The Gatekeeper shall notify Company within [**] if any Gene Target that Company notifies Gatekeeper to add to the Target List is already at the time of such notice the subject of a Gatekeeper Inquiry having a Gatekeeper Inquiry Date more than [**] business days prior to such notice from Company.  No Gene Target shall become a Selected Target and be added to the Target List if such Gene Target is the subject of a Gatekeeper Inquiry having a Gatekeeper Inquiry Date more than [**] business days prior to the time Company notifies the Gatekeeper that Company is designating such Gene Target for inclusion on the Target List.

2.6.5.3. Permitted Number of Selected Targets. The number of Gene Targets that may selected as Selected Targets for a given Target-Based Collaboration is dependent on the amount of Committed Funding under the Target-Based Collaboration, in accordance with the following provisions of this Section 2.6.5.3. On a Target-Based Collaboration-by-Target-Based Collaboration basis, Company may select as Selected Targets up to that number of Gene Targets that is proportionate to the total amount of Committed Funding under a given Target-Based Collaboration at a rate of no less than $[**] per Selected Target. By way of example, (a) if the Committed Funding under the Target-Based Collaboration is $[**], Company may add up to [**] Gene Targets to the Target List for that Target-Based Collaboration, which Gene Targets shall be deemed Selected Targets, and (b) if the Committed Funding under the Target-Based Collaboration is $[**], Company may add up to [**] Gene Targets to the Target List for that Target-Based Collaboration, which Gene Targets shall be deemed Selected Targets. If at any point during the Collaboration Period, there is a reduction in the levels of Committed Funding under a given Target-Based Collaboration, Company shall notify Institutions of such reduction and the Target List for such Target-Based Collaboration shall be adjusted accordingly to reflect such reduction in Committed Funding.Promptly after the date of execution of any Target-Based Collaboration under which Selected Targets are to be selected, Company shall notify Institutions and the Gatekeeper thereof, and shall include in such notice the amount of Committed Funding under such Target-Based Collaboration.

2.6.5.4.Gatekeeper Inquiry. For any Proposed Product for which a Bona Fide Proposal has been provided to Institutions, prior to providing a Proposed Product Notice with respect to such Proposed Product to Company in accordance with Section 2.6.1, Institutions shall inquire of the Gatekeeper in writing whether or not the Gene Target to which the applicable Proposed Product is directed is a Selected Target (such inquiry, the “Gatekeeper Inquiry,” the date of such inquiry, the “Gatekeeper Inquiry Date”); provided that, if no Gatekeeper is appointed at such time, then Institutions may provide a Proposed Product Notice directly to Company under Section 2.6.1 without the requirement of submitting a Gatekeeper Inquiry and the provisions of Section 2.6.5 shall not apply.  The Gatekeeper shall, within the period beginning on the [**] business day and ending on the [**] business day following Institutions’ request, notify Institutions in writing whether or not such Gene Target is a Selected Target (such notice, the “Gatekeeper Notice”).  The Gatekeeper Notice shall note if a Selected Target is a Potential Target.  If such Gene Target is a Selected Target, the Gatekeeper Notice shall include the Selection Date for such Selected Target, and the provisions of Section 2.6.5.5 and 2.6.5.6 shall apply.  If such Gene Target is not a Selected Target, then Institutions may provide Company with a Proposed Product Notice with respect to the Proposed Product that is directed to the applicable Gene Target and the provisions of Sections 2.6.2 - 2.6.4 shall apply. If the Gatekeeper does not timely provide a Gatekeeper Notice to Institutions, then Institutions may notify Company in writing thereof (“Gatekeeper Non-Performance Notice”) and Company may notify the Gatekeeper of such non-performance. If Institutions do not receive a Gatekeeper Notice within [**] business days of the date of the Gatekeeper Non-Performance Notice, then Institutions may provide a Proposed Product Notice directly to Company under Section 2.6.1 and the provisions of Section 2.6.5 shall not apply.  Gatekeeper shall not disclose the existence or nature of a Gatekeeper Inquiry to Company until after the [**] business day following such Gatekeeper Inquiry, at which time Gatekeeper shall notify Company of each Gene Target that is the subject of such Gatekeeper Inquiry. Institutions shall not disclose to any Third Party whether a Gene Target is a Selected Target or otherwise is under research, development and/or commercialization by Company or its Affiliate or Sublicensee; provided, however, that for any Selected Target that is the subject of a Gatekeeper Inquiry during the Collaboration Period for such Selected Target, Institutions shall be entitled to inform the Proposing Party that provided the Bona Fide Proposal for the Proposed Product directed at the applicable Selected Target of the date on which such Gene Target that is a Selected Target may become available for a renewed Bona Fide Proposal, such date to correspond with the expiration of the Collaboration Period for the applicable Selected Target.  If such Proposing Party provides such renewed Bona Fide Proposal, and Institutions provide to Company a corresponding Proposed Product Notice based on such Bona Fide Proposal, then the provisions of Section 2.6.5.5(b) shall apply to such Proposed Product Notice.

2.6.5.5.Time-Limited Preclusion of March-In for Selected Targets.

(a)                                             For a period of [**] from the Selection Date (the “Collaboration Period”), Company shall not be required to provide a Current Development Demonstration in accordance with Section 2.6.2 hereof, or elect a Proposed Product Option in accordance with Section 2.6.3 hereof, and Institutions shall have no right to grant a Proposed Product License, for any Proposed Product directed to a Selected Target, provided that the Selection Date for such Selected Target is within [**] from the execution date of the Target-Based Collaboration under which the Selected Target has been selected.

(b)                                             Upon expiration of the Collaboration Period for a given Selected Target, if Institutions provide Company with a Proposed Product Notice for a Proposed Product directed to such Selected Target, Company shall be required to provide to Institutions a Current Development Demonstration for such Proposed Product. If Company fails to provide a Current Development Demonstration for such Proposed Product, then Institutions shall be entitled to grant the Proposing Party a Proposed Product License for such Proposed Product.

2.6.5.6.Other Limitations on Selected Targets.

(a)         Once a given Gene Target has been selected as a Selected Target under a given Target-Based Collaboration, such Gene Target may not be selected as a Selected Target under any other Target-Based Collaboration if such Gene Target has been the subject of a Gatekeeper Inquiry.  The foregoing provision shall not apply to a Potential Target that was removed from the Target List prior to the execution of the Target-Based Collaboration under which such Potential Target was selected.

(b)         The Collaboration Period shall apply in lieu of, and not in addition to, the [**]month periods set forth in Section 2.6.3.  Once a given Gene Target has been selected as a Selected Target under a given Target-Based Collaboration, the Proposed Product Option shall not apply to Proposed Products directed to such Gene Target.

(c)          Selected Targets may be dropped from the Target List upon notice by Company to Gatekeeper; provided that, once a Selected Target has been dropped from the Target List for a given Target-Based Collaboration (other than a Selected Target that is a Potential Target at the time it is dropped), it may not again be selected to the Target List for such Target-Based Collaboration.

2.6.6.Processing of Proposed Products. Company shall not be required to simultaneously prepare or carry-out an Internal Development Plan or Collaboration Plan under Section 2.6.3 (to “Process”) for more than [**] Proposed Products in accordance with the timing requirements set forth in Section 2.6.3 at any one time. If Institutions provide a Proposed Product Notice for which Company fails to make a Current Development Demonstration, and Company is currently Processing [**] other Proposed Products on the Proposed Product Notice Date for the Proposed Product that is the subject of such Proposed Product Notice, then the time periods set forth in Section 2.6.3 for Processing of any such additional Proposed Product Notice by Company shall each be extended by a period equal to the result of multiplying (a) [**] months times (b) (i) [**] if the number of Proposed Products being Processed by Company on the relevant Proposed Product Notice Date is more than [**] and less than or equal to [**], (ii) [**] if the number of Proposed Products being Processed by Company on the relevant Proposed Product Notice Date is more than [**] and less than or equal to [**], (iii) [**] if the number of Proposed Products being Processed by Company on the relevant Proposed Product Notice Date is more than [**] and less than or equal to [**], and (iv) [**] if the number of Proposed Products being Processed by Company on the relevant Proposed Product Notice Date is more than [**] (“Proposed Product Extension Period”).  During such Proposed Product Extension Period for a given Proposed Product, Institutions shall not be permitted to grant a Proposed Product License to such Proposed Product.  If the number of Proposed Products being Processed by Company on the relevant Proposed Product Notice Date is more than [**], Company shall have no obligation to Process additional Proposed Products until the number of Proposed Products being Processed by Company is fewer than [**], and the Proposed Product Extension Period shall be extended until, and shall be recalculated at, such time.

2.6.7.Listed Companies. Institutions may not grant a Proposed Product License to any Listed Company.

2.7.                            Technology Transfer

2.7.1.Transfer and Use. Within [**] days of the Effective Date, Institutions shall deliver to Company the Institution Materials. Company shall reimburse Institutions for the reasonable cost of providing the Institution Materials including costs incurred in the production and shipment of such materials. Institutions hereby grant Company the non-exclusive right to use the Institution Materials solely for purposes of researching, developing or commercializing Licensed Products, Licensed Services, Enabled Products and Enabled Services in accordance with the terms and conditions of this Agreement and otherwise for any purpose in conjunction with the exercise by the Company of its rights under the licenses granted to Company pursuant to Section 2.1.  Company may sublicense its rights to use the Institution Materials in connection with any Sublicense and may subcontract its rights to use the Institution Materials in connection with any subcontract of other rights pursuant to Section 2.4.  Unless Institutions otherwise give express written consent, Company shall not (a) use the Institution Materials for any purpose other than for the foregoing purposes or (b) use the Institution Materials for testing in, treatment of, or any administration to, humans. Upon termination of this Agreement, at the request of the Institution from which the applicable Institution Materials originated, Company shall either return all quantities of such Institution Materials in its possession or control to such Institution or else destroy such Institution Materials and immediately certify such destruction to Institution in writing.  Company shall cause its employees and agents to comply with its obligations under this Section 2.7.

2.7.2.Structure / Identity. Notwithstanding anything in this Agreement to the contrary, Institutions shall not be obligated to disclose at any time the structure or composition of the Institution Materials.  Company acknowledges that the Institution Materials are experimental in nature and Company shall comply with all laws and regulations applicable to the handling and use of the Institution Materials.

2.7.3.Ownership of Breach Inventions. In the event that Company uses or permits any use of the Institution Materials for a purpose or in a manner in breach of Section 2.7.1, the results of such unauthorized use, and any discoveries or inventions which arise from any such use, whether patentable or not, shall belong solely and exclusively to such Institution(s) (and/or MIT, if applicable) (“Breach Inventions”).  Company shall and hereby does assign to such Institution(s) (and/or MIT, if applicable) all of its right, title and interest in and to all such Breach Inventions.  Company shall cooperate with such Institution(s) (and/or MIT, if applicable) to execute and deliver any and all documents that such Institution(s) (and/or MIT, if applicable) deems reasonably necessary to perfect and enforce its rights hereunder to such Breach Inventions. Prior to the effectuation of such assignment, Company shall and hereby does grant to such Institution(s) (and/or MIT, if applicable) an exclusive, worldwide, perpetual, fully-paid up, royalty-free, irrevocable license (with the right to grant sublicenses) to make, use, sell, have made, have sold, offer for sale, and import such Breach Inventions and otherwise exploit all intellectual property rights therein.

2.8.                            US Manufacturing.  Company agrees that any Licensed Products used or sold in the United States that are subject to 35 U.S.C. §§ 201-211 and the regulations promulgated thereunder, as amended, or any successor statutes or regulations shall, to the extent required by law, be manufactured substantially in the United States.

2.9.                            No Other Grant of Rights.  Except as expressly provided herein, nothing in this Agreement shall be construed to confer any ownership interest, license or other rights upon Company or its Affiliates or Sublicensees by implication, estoppel or otherwise as to any technology, intellectual property rights, products or biological materials of Institutions or MIT, or any other entity, regardless of whether such technology, intellectual property rights, products or biological materials are dominant, subordinate or otherwise related to any Patent Rights.

3.                                      DEVELOPMENT AND COMMERCIALIZATION.

3.1.                            Diligence; Development Milestones.  Company shall use commercially reasonable efforts and shall cause its Affiliates and Sublicensees to use commercially reasonable efforts: (a) to research and develop Licensed Products within the Field; (b) to introduce Licensed Products within the Field into the commercial market; and (c) to market Licensed Products within the Field following such introduction into the market and make such Licensed Products reasonably available to the public. In addition, Company, by itself or through its Affiliates or Sublicensees, shall achieve each of the Development Milestones within the time periods specified in Exhibit 3.1.  In order for Company to satisfy a given Development Milestone, at least one Valid Claim of at least one Patent Right within each Patent Rights Category must Cover a Licensed Product that achieves such Development Milestone. If at least one Valid Claim of at least one Patent Right within a given Patent Rights Category does not Cover a Licensed Product that achieves the applicable Development Milestone, then Company shall be deemed not to have achieved such Development Milestone with respect to such Patent Rights Category (the “Non-Achieved Category”).

3.1.1.CRISPR Patent Rights or TALE Patent Rights. If such Non-Achieved Category is the CRISPR Patent Rights category or the TALE Patent Rights category, each Institution may give written notice to Company stating such Institution’s intention to terminate the license granted hereunder with respect to the Patent Rights included in such Non-Achieved Category (the CRISPR Patent Rights or the TALE Patent Rights) and controlled by such Institution (such notice, the “Category Termination Notice”). Company may, within [**] business days of receipt of the Category Termination Notice, provide a list, on a country-by country basis, of Valid Claims within the applicable Patent Rights Category to be terminated that Company reasonably believes would, if presented on a stand-alone basis, be included in either the CRISPR Patent Rights category or the TALE Patent Rights category (if such Patent Rights Category is not a Non-Achieved Category) and together with such list shall provide a reasonably detailed written explanation of the basis for the proposed recategorization of each such Valid Claim (the “Response Notice”). If Company does not provide a Response Notice within [**] business days of Company’s receipt of the Category Termination Notice, then Institution may provide notice of termination with respect to the Patent Rights controlled by such Institution within the Patent Rights Category to be terminated, the exclusive and/or non-exclusive license under such Valid Claims or Patent Rights granted hereunder shall terminate in accordance with such notice by Institution, and Institution shall be free without notice or obligation to Company to use or grant rights in and to such Patent Rights and Valid Claims such Institution controls, without limitation. If Company provides a Response Notice, then upon receipt of the Response Notice Institution may provide notice of termination, effective in accordance with such notice, with respect to any Valid Claims or Patent Rights within the Patent Rights Category to be terminated that are controlled by such Institution and are not identified in the Response Notice, the exclusive and/or non-exclusive license under such Valid Claims or Patent Rights granted hereunder shall terminate in accordance with such notice by Institution, and such Institution shall be free without notice or obligation to Company to use or grant rights in and to such Patent Rights and Valid Claims such Institution controls, without limitation. With respect to Valid Claims of the Non-Achieved Category that are included in Company’s Response Notice, within [**] calendar days of Institution’s receipt of such notice (the “Response Period”), if the Institution controlling such Valid Claims does not agree that the identified Valid Claims should be recategorized, such Institution shall notify Company thereof and Company shall be entitled, within [**] business days of receipt of such notice from Institution, to notify Institution that Company elects to submit the matter to a qualified Third Party expert mutually agreed by the Parties (and paid for by Company), which submission shall occur within [**] days of Company’s notice of such election, for determination by such Third Party expert whether categorization of such Valid Claims into the other Patent Rights Category (either the CRISPR Patent Rights category or the TALE Patent Rights category) is appropriate, which determination shall be binding upon the Parties. If (i) the Institution controlling such Valid Claims does not notify Company of such disagreement within the Response Period, (ii) within the Response Period such Institution notifies Company in writing that it agrees that the identified Valid Claims in the Response Notice should be recategorized, or (iii) the qualified Third Party expert determines that such Valid Claims would, if presented on a stand-alone basis, be categorized in the other Patent Rights Category (either the CRISPR Patent Rights or TALE Patent Rights category), then in each case such Valid Claims shall be recategorized accordingly into the other Patent Rights Category. If (a) Company does not notify the Institution of its election to submit the matter to a Third Party expert, or does not submit the matter in accordance with the requirements above, (b) the Third Party expert determines that some or all of such Valid Claims would not, if presented on a stand-alone basis, be categorized in another Patent Rights Category or (c) Company notifies Institutions in writing that Company agrees that some or all of the Valid Claims identified in the Response Notice should not be recategorized, then in each case such Valid Claims shall not be recategorized, Institution may provide notice of termination with respect to such Valid Claims or Patent Rights within the Patent Rights Category to be terminated, the exclusive and/or non-exclusive license under such Valid Claims or Patent Rights granted hereunder shall terminate in accordance with such notice by Institution and such Institution shall be free without notice or obligation to Company to use or grant rights in and to such Patent Rights and Valid Claims such Institution controls, without limitation.

3.1.2.Delivery Patent Rights. If such Non-Achieved Category is the Delivery Patent Rights, then the relevant Institution may, upon written notice to Company thereof, terminate the exclusive and/or non-exclusive license under the Valid Claims and Patent Rights within the Delivery Patent Rights granted hereunder in accordance with such notice by such Institution, in which case such Institution shall be free without notice or obligation to Company to use or grant rights in and to such Patent Rights and Valid Claims such Institution controls, without limitation; provided that the exclusive license under Valid Claims of the Delivery Patent Rights shall be converted to a non-exclusive license and shall remain in effect solely with respect to any existing Licensed Products that are Covered by such Valid Claims and have received Regulatory Approval, or are being developed under an IND, as of the effective date of termination of the license under the Delivery Patent Rights.

3.2.                            Development Plan; Adjustments.  The Development Plan for the development and commercialization of Licensed Products, Licensed Services, Enabled Products and Enabled Services is attached hereto as Exhibit 3.2. Company shall be entitled, from time to time, to make such commercially reasonable adjustments to the Development Plan as Company believes, in its good faith judgment, are needed in order to improve Company’s ability to meet the Development Milestones in Exhibit 3.1.

3.3.                            Reporting.  Within [**] days after the end of each Calendar Year, Company shall furnish Institutions with:

3.3.1.a written report summarizing its, its Affiliates’ and its Sublicensees’ efforts during the prior year to develop and commercialize Licensed Products within the Field, including:  (a) research and development activities, including information regarding specific Licensed Products and Enabled Products in development and their therapeutic applications; (b) status of applications for Regulatory Approvals; (c) commercialization efforts; and (d) marketing efforts; which report must contain a sufficient level of detail for Institutions to assess whether Company is in compliance with its obligations under Article 3 and a discussion of intended efforts for the then current year. Together with each report prepared and provided under this Section 3.3.1, Company shall provide Institutions with a copy of the then-current Development Plan which shall include sufficient detail to enable Institutions to assess what Licensed Products and Enabled Products are in development and the status of such development; and

3.3.2.a brief written report summarizing its, its Affiliates’ and its Sublicensees’ efforts during the prior year to develop and commercialize Licensed Products outside of the Field, Enabled Products, Licensed Services and Enabled Services.

3.4.                            Failure to Meet Development Milestone; Opportunity to Cure.  If Company believes that, despite using commercially reasonable efforts, it will not achieve a Development Milestone, it may notify Institutions in writing in advance of the relevant deadline.  Company shall include with such notice (a) a reasonable explanation of the reasons for such failure (lack of finances or development preference for a non-Licensed Product shall not constitute reasonable basis for such failure) (“Milestone Explanation”) and (b) a reasonable, detailed, written plan for promptly achieving a reasonable extended and/or amended milestone, which plan shall include information regarding which Institution’s Patent Rights Cover the Licensed Product that will achieve such milestone (“Milestone Plan”).  If Company so notifies Institutions, but fails to provide Institutions with both a Milestone Explanation and Milestone Plan, then Company shall have an additional [**] days or until the original deadline of the relevant Development Milestone, whichever is later, to meet such milestone.  Company’s failure to do so shall constitute a material breach of this Agreement and Institutions shall have the right to terminate this Agreement upon written notice to Company.  If Company so notifies Institutions and provides Institutions with a Milestone Explanation and Milestone Plan, both of which are reasonably acceptable to the Institution(s) whose Patent Rights Cover the applicable Licensed Product that is the subject of the Milestone Plan, then Exhibit 3.1 shall be amended automatically to incorporate the extended and/or amended milestone set forth in the Milestone Plan.  If Company so notifies Institutions and provides Institutions with a Milestone Explanation and Milestone Plan, but the Milestone Explanation is not reasonably acceptable to the Institution(s) whose Patent Rights Cover the applicable Licensed Product that is the subject of the Milestone

Plan (e.g., Company asserts lack of finances or development preference for a non-Licensed Product), then such Institution(s) shall notify Company that the Milestone Explanation is not acceptable and explain to Company why the Milestone Plan is not acceptable and Company shall have an additional [**] days or until the original deadline of the relevant Development Milestone, whichever is later, to meet such milestone.  Company’s failure to do so shall constitute a material breach of this Agreement, and Institutions shall have the right to terminate this Agreement upon written notice to Company.  If Company so notifies Institutions and provides Institutions with a Milestone Explanation and Milestone Plan, but the Milestone Plan is not reasonably acceptable to the Institution(s) whose Patent Rights Cover the applicable Licensed Product that is the subject of the Milestone Plan, then such Institution(s) shall notify Company that the Milestone Plan is not reasonably acceptable, explain to Company why the Milestone Plan is not reasonably acceptable and shall provide Company with suggestions for a reasonably acceptable Milestone Plan.  Company shall have one opportunity to provide Institutions with a Milestone Plan reasonably acceptable to the Institution(s) whose Patent Rights Cover the applicable Licensed Product that is the subject of the Milestone Plan within [**] days of the notice from Institution(s) described in the previous sentence, during which time the Institution(s) whose Patent Rights Cover the applicable Licensed Product that is the subject of the Milestone Plan agrees to work with Company in its effort to develop a reasonably acceptable Milestone Plan.  If, within such [**] days, Company provides Institutions with a Milestone Plan reasonably acceptable to the Institution(s) whose Patent Rights Cover the applicable Licensed Product that is the subject of the Milestone Plan, then Exhibit 3.1 shall be amended automatically to incorporate the extended and/or amended milestone set forth in the Milestone Plan.  If, within such [**] days, Company fails to provide a Milestone Plan reasonably acceptable to the Institution(s) whose Patent Rights Cover the applicable Licensed Product that is the subject of the Milestone Plan, then Company shall have an additional [**] days or until the original deadline of the relevant Development Milestone, whichever is later, to meet such milestone.  Company’s failure to do so shall constitute a material breach of this Agreement and Institutions shall have the right to terminate this Agreement upon written notice to Company.  For clarity, if Company fails to achieve a Development Milestone and does not avail itself of the procedure set forth in this Section 3.4, then Institutions may treat such failure as a material breach and terminate this Agreement upon written notice to Company. Disputes arising under this Section 3.4 shall not be subject to resolution by the Executive Officers under Section 11.7.

4.                                      CONSIDERATION FOR GRANT OF LICENSE.

4.1.                            Division of Consideration.  Each element of consideration set forth in this Article 4 (i.e., the License Issue Fee, each Maintenance Fee, each Milestone Payment, all Sublicense Income, all Royalties and the Shares) shall be provided by Company to each Institution in split amounts, with [**] percent ([**]%) of the applicable consideration paid to Harvard and [**] percent ([**]%) of the applicable consideration paid to Broad in accordance with the payment methods set forth in Section 5.5 hereof.

4.2.                            License Issue Fee.  Company shall pay Institutions a non-refundable license fee (“License Issue Fee”) of two hundred forty thousand U.S. Dollars ($240,000), due and payable within [**] days after the Effective Date.

4.3.                            Annual License Maintenance Fees.  Company agrees to pay Institutions annual license maintenance fees (“Maintenance Fees”) as follows:

Calendar Years	Maintenance Fee
2016 - [**]	[**]
[**]	[**]
[**] and each subsequent Calendar Year during the Term	[**]

4.3.1.Each Maintenance Fee shall be due and payable on January 1st of the Calendar Year to which such fee applies and shall be creditable against any Royalties due and payable under Section 4.5 below with respect to Licensed Products, Licensed Services, Enabled Products or Enabled Services sold in the same Calendar Year that such Maintenance Fee was due.

4.4.                            Milestone Payments.

4.4.1.Schedule 1 Products.

4.4.1.1.Milestone Payments for Schedule 1 Products. Company shall pay Institutions the Milestone Payments set forth in this Section 4.4.1.1 with respect to each Single Schedule 1 Product to achieve each Milestone Event, regardless of whether such Milestone Event is achieved by Company, an Affiliate of Company or a Sublicensee:

Milestone Event	Milestone Payment
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

Company shall notify Institutions in writing within [**] days following the achievement of each Milestone Event described in Section 4.4.1.1, and shall make the appropriate Milestone Payment within [**] days after the achievement of such Milestone Event. Each Milestone Payment is payable only once for each Single Schedule 1 Product. The Milestone Events set forth in Section 4.4.1.1 are intended to be successive; if a Single Schedule 1 Product is not required to undergo the event associated with a particular Milestone Event for a Single Schedule 1 Product (“Skipped Milestone”), such Skipped Milestone shall be deemed to have been achieved upon the achievement by such Single Schedule 1 Product of the next successive Milestone Event (“Achieved Milestone”); provided that the Milestone Event for [**] shall not be deemed to be successive with [**] (i.e., if the Milestone Event for [**] occurs prior to the Milestone Event for [**], the Milestone Event for [**] shall not be deemed a Skipped Milestone).  Payment for any Skipped Milestone that is owed in accordance with the provisions of this Section 4.4.1.1 shall be due within [**] days after the achievement of the Achieved Milestone.

4.4.1.2.Sales Milestones for Schedule 1 Products. Company shall pay Institutions, within [**] days of the end of the Calendar Year in which the following sales Milestone Events are first achieved, the following Milestone Payments with respect to each Single Schedule 1 Product to achieve each sales Milestone Event, regardless of whether such Milestone Event is achieved by Company, an Affiliate of Company or a Sublicensee, or a combination thereof:

Milestone Event	Milestone Payment
$[**] in aggregate Net Sales	[**]
$[**] in aggregate Net Sales	[**]

4.4.1.3.Adjustment for Enabled Products.  The Milestone Payments set forth in Section 4.4.1.1 or 4.4.1.2 above for Single Schedule 1 Products shall be reduced by [**]% for any Single Schedule 1 Product that is an Enabled Product.

4.4.2.Schedule 2 Products.

4.4.2.1.Milestone Payments for Schedule 2 Products. Company shall pay Institutions the Milestone Payments set forth in this Section 4.4.2.1 with respect to each Single Schedule 2 Product to achieve each Milestone Event, regardless of whether such Milestone Event is achieved by Company, an Affiliate of Company or a Sublicensee:

Milestone Event	Milestone Payment
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

* Milestone Events subject to Change of Control Multiplier in accordance with Section 4.4.2.4.

[**].

Company shall notify Institutions in writing within [**] days following the achievement of each Milestone Event described in Section 4.4.2.1, and shall make the appropriate Milestone Payment within [**] days after the achievement of such Milestone Event. Each Milestone Payment is payable only once for each Single Schedule 2 Product. The Milestone Events set forth in Section 4.4.2.1 are intended to be successive; if a Skipped Milestone occurs with a particular Milestone Event for a Single Schedule 2 Product, such Skipped Milestone shall be deemed to have been achieved upon the achievement by such Single Schedule 2 Product of the next successive Milestone Event; provided that the Milestone Events based on [**] shall not be deemed to be successive with each other (i.e., if the Milestone Event for [**] occurs prior to the Milestone Event for [**], the Milestone Event for [**] shall not be deemed a Skipped Milestone).  Payment for any Skipped Milestone that is owed in accordance with the provisions of this Section 4.4.2.1 shall be due within [**] days after the achievement of the Achieved Milestone.

4.4.2.2.Sales Milestones. Company shall pay Institutions, within [**] days of the end of the Calendar Year in which the following sales Milestone Events are first achieved, the following Milestone Payments with respect to each Single Schedule 2 Product to achieve each sales Milestone Event, regardless of whether such Milestone Event is achieved by Company, an Affiliate of Company or a Sublicensee, or a combination thereof:

Milestone Event	Milestone Payment
$[**] in aggregate Net Sales	[**]
$[**] in aggregate Net Sales	[**]

4.4.2.3.Adjustment for Enabled Products.  The Milestone Payments set forth in Section 4.4.2.1 or 4.4.2.2 above for Single Schedule 2 Products shall be reduced by [**]% for any Single Schedule 2 Product that is an Enabled Product.

4.4.2.4. Change of Control Multiplier. In the event that a Change of Control of Company occurs at any time during the Term, the Milestone Payments for those Milestone Events designated by an asterisk (*) in Section 4.4.2.1 that have not yet been paid by Company shall be increased by [**]% (“Change of Control Multiplier”) of the Milestone Payments set forth in Section 4.4.2.1.

4.4.2.5.Milestone Payments for Schedule 1 Products and Schedule 2 Products.  In the event that a Licensed Product or Enabled Product is both a Schedule 1 Product and a Schedule 2 Product, then Company shall pay the applicable Milestone Payment based on whether the achievement of each Milestone Event first occurred with respect to development, regulatory approval or sales of a Licensed Product or Enabled Product as a Single Schedule 1 Product or Single Schedule 2 Product, with simultaneous achievement being deemed to have first occurred with respect to a Licensed Product or Enabled Product as a Single Schedule 2 Product.

If achievement of a Milestone Event first occurs with respect to development, regulatory approval or sales of a Licensed Product or Enabled Product as a Single Schedule 1 Product, Company shall pay the difference between the applicable Milestone Payment for a Single Schedule 2 Product and the applicable Milestone Payment for a Single Schedule 1 Product if such Licensed Product or Enabled Product thereafter achieves such Milestone Event with respect to development, regulatory approval or sales as a Single Schedule 2 Product.  If achievement of a Milestone Event first occurs with respect to development, regulatory approval or sales of a Licensed Product or Enabled Product as a Single Schedule 2 Product, no additional Milestone Payments shall be due if such Licensed Product or Enabled Product thereafter achieves such Milestone Event with respect to development, regulatory approval or sales as a Single Schedule 1 Product.  For clarity, under no circumstances shall Company pay Milestone Payments for a Licensed Product or Enabled Product that are more than the Milestone Payments set forth for a Single Schedule 2 Product.

4.4.3.Agricultural Products.

4.4.3.1.Company shall pay Institutions the Milestone Payments set forth in this Section 4.4.3.1 with respect to each Single Ag Product to achieve each Milestone Event, regardless of whether such Milestone Event is achieved by Company, an Affiliate of Company or a Sublicensee:

Milestone Event	Milestone Payment
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**].

Company shall notify Institutions in writing within [**] days following the achievement of each Milestone Event described in Section 4.4.3.1, and shall make the appropriate Milestone Payment within [**] days after the achievement of such Milestone Event. Each Milestone Payment is payable only once for each Single Ag Product. The Milestone Events set forth in Section 4.4.3.1 are intended to be successive; if a Skipped Milestone occurs with a particular Milestone Event for a Single Ag Product, such Skipped Milestone shall be deemed to have been achieved upon the achievement by such Single Ag Product of the next successive Milestone Event.  Payment for any Skipped Milestone that is owed in accordance with the provisions of this Section 4.4.3.1 shall be due within [**] days after the achievement of the Achieved Milestone.

4.4.4.Milestone Reporting. Company shall report to Institutions the dates on which it achieves the Milestone Events set forth in Sections 4.4.1, 4.4.2 and 4.4.3 within [**] days of the occurrence of each such Milestone Event.

4.4.5.Replacement Products.  If (A) development of a Licensed Product (other than an Ag Product) is terminated after any Milestone Payment set forth in Section 4.4.1.1 or 4.4.2.1, as applicable, has been made with respect to such Licensed Product and (B) another Licensed Product is selected to replace the terminated Licensed Product and the selected Licensed Product is for the same, substantially similar or closely related indication and targets the same Gene Target as the terminated Licensed Product (“Replacement Product”), then there shall be no payment due upon achievement of the same milestone by such Replacement Product for which Institutions already received a Milestone Payment for the original Licensed Product.

4.5.                            Royalties.

4.5.1.Royalty Rates.  Company shall pay to Institutions running royalties (“Royalties”) on Net Sales of Licensed Products, Licensed Services, Enabled Products, and Enabled Services during the applicable Royalty Term at the applicable royalty rate set forth below within [**] days following the last day of the Calendar Quarter in which such Royalty accrues.  The Parties acknowledge that Royalties shall be determined on a product/service-by-product/service, and country-by-country basis. If the manufacture, use, performance or sale of any Licensed Product is Covered by more than one Valid Claim of the Patent Rights, multiple Royalties shall not be due as a result of being so Covered.

4.5.1.1.Royalty Rates for Licensed Products and Licensed Services

Category of product or service	Royalty Rate
Licensed Product [**]	[**]% of Net Sales by Company, its Affiliates, and Sublicensees
Licensed Product [**]	[**]% of Net Sales by Company and its Affiliates
Licensed Product [**]	[**]% of Net Sales by Company, its Affiliates, and Sublicensees
Licensed Service**	[**]% of Net Sales by Company, its Affiliates, and Sublicensees

** [**].

For clarity, upon expiration of the last Valid Claim within the Patent Rights Covering the applicable Licensed Product or the Licensed Service above, such Licensed Product or Licensed

Service shall be deemed an Enabled Product or Enabled Service for which the Royalty rates set forth in Section 4.5.1.2 shall apply for the remainder of the Royalty Term.

4.5.1.2.Royalty Rates for Enabled Products and Enabled Services

Category of Enabled Product	Royalty Rate
Enabled Product [**]	[**]% of Net Sales by Company, its Affiliates, and Sublicensees
Enabled Product [**]	[**]% of Net Sales by Company and its Affiliates
Enabled Product [**]	[**]% of Net Sales by Company, its Affiliates, and Sublicensees
Enabled Service**	[**]% of Net Sales by Company, its Affiliates, and Sublicensees

** [**].

4.5.2.Third Party Royalty Offset.  If Company is legally required by a future court order, settlement agreement, contract, or other legally binding written commitment to make payments to a Third Party of running royalties on net sales of Licensed Products or Enabled Products for a license under or the use of patent rights held by such Third Party that Cover such Licensed Products or Enabled Products and are necessary for the commercialization of such Licensed Products or Enabled Products, then Company shall be entitled to credit up to [**] percent ([**]%) of the amounts actually paid by Company to such Third Party against the Royalties due to Institutions for such Licensed Products or Enabled Products under Section 4.5.1 of this Agreement; provided, however, that as a condition of the offset in this Section 4.5.2, Company shall use commercially reasonable efforts to include a provision in any agreement with such Third Party executed after the Effective Date requiring that payment of royalties by Company to such Third Parties must be offset as a result of Royalties payable to Institutions for the Patent Rights by at least the same percentage of net sales as Institutions have offset against their Royalties pursuant to this Section 4.5.2. In the event Company determines that the use of such Third Party patent rights is necessary for the commercialization of Licensed Products or Enabled Products, and takes a credit against Royalties due to Institutions under this Agreement, then in the royalty report due to Institutions under 5.1.1 at the time such credit is taken, Company shall include a calculation of the credit taken and, with the first such royalty report on which such credit is taken, the basis for Company’s determination of commercial necessity.  In no event shall payments to Institutions be reduced pursuant to this Section 4.5.2 such that Institutions receive less than [**] percent ([**]%) of the rates set forth in Section 4.5.1.  Any amounts that are not offset during a reporting period shall not be creditable against payments arising in subsequent reporting periods.

4.5.3.Patent Challenge.  In the event that Company or any of its agents, Affiliates or Sublicensees is or becomes a Challenging Party, then (a) Company shall provide Institutions with at least [**] days’ notice prior to taking any such action, (b) Company shall pay all reasonable costs, fees and expenses associated with such Patent Challenge that are incurred by Institutions (or MIT, as applicable) and their trustees, managers, officers, agents, employees, faculty, affiliated investigators, personnel, and staff, including reasonable attorneys’ fees and all reasonable costs associated with administrative, judicial or other proceedings, within [**] days after receiving an invoice from Institutions for same; (c) the exclusive licenses granted in this Agreement may, as of the date of initiation of said challenge or opposition, upon notice by Institutions to Company, be converted by Institutions at their option into a non-exclusive license for the remainder of the Term, and in such event Institutions shall have the right to grant licenses under the Patent Rights to third parties, subject to the then-existing non-exclusive license provided herein; (d) any fees, royalties, milestones or revenues payable to Institutions under Sections 4.2 through 4.6 shall double in amount if and when any Patent Right survives the Patent Challenge such that it remains valid in whole or in part; and (e) at any time after the Patent Challenge is brought, Institution may, at its option, terminate this Agreement according to Section 10.2; provided that if any of subsections (a) through (e) are held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any of the other said subsections.  Notwithstanding any provision of this Agreement to the contrary, Company shall not have the right to assume or participate in the defense, settlement or other disposition of such Patent Challenge through its status as licensee under this Agreement, but shall pay associated costs, fees and expenses as provided in this Section 4.5.3.  The Parties agree that any challenge or opposition to a Patent Right by Company may be detrimental to Institutions (or MIT, as applicable), and that the above provisions shall constitute reasonable liquidated damages to reasonably compensate Institutions (or MIT, as applicable) for any loss they may incur as a result of Company taking such action.

4.6.                            Sublicense Income.  Company shall pay Institutions a percentage of Sublicense Income within [**] days following the last day of the Calendar Quarter in which such Sublicense Income is received by Company, in accordance with the rates set forth in the following Sections 4.6.1 and 4.6.2.  For the avoidance of doubt, in the event any Sublicense transfers rights granted or transferred by Institutions under this Agreement along with rights owned by the Company or granted to the Company by a Third Party, Company shall pay to Institutions the following percentages of all Sublicense Income received by Company or its Affiliates under such Sublicense without deduction from or apportionment of any part of such consideration.  Company agrees that all rights relevant to making, using, selling, offering to sell or importing particular Licensed Products, Licensed Services, Enabled Products or Enabled Services shall be included in or deemed to be included in the same Sublicense under which the rights granted or otherwise transferred to Company hereunder are granted with respect to such Licensed Products, Licensed Services, Enabled Products or Enabled Services for the purpose of calculating Sublicense Income.

4.6.1.Products and Services for the Prevention or Treatment of Human Disease. For Sublicenses related to Licensed Products, Licensed Services, Enabled Products or Enabled

Services for the treatment and prevention of human disease, Company shall pay to Institutions, within [**] days following the last day of the Calendar Quarter in which such Sublicense Income is received by Company:

4.6.1.1.[**] percent ([**]%) of Sublicense Income received with respect to a Sublicense executed prior to the date on which the Company has [**];

4.6.1.2.[**] percent ([**]%) of Sublicense Income received with respect to a Sublicense executed on or after the date on which the Company has [**];

4.6.1.3.[**] percent ([**]%) of Sublicense Income received with respect to a Sublicense executed on or after the date on which the [**].

4.6.2.All other Products. For Sublicenses related to Licensed Products, Licensed Services, Enabled Products or Enabled Services that are [**], Company shall pay to Institutions, within [**] days following the last day of the Calendar Quarter in which such Sublicense Income is received by Company, [**] percent ([**]%) of Sublicense Income received with respect to such Sublicenses.

4.7.                            Complex Consideration.  Company acknowledges and agrees that the Parties have chosen to apply set royalty rates and milestone payments to the rights granted under this Agreement for Company’s convenience in calculating and paying royalties and milestones. In doing so, Company acknowledges and agrees that certain royalty rates and milestones payments chosen incorporate discounts reflecting that certain products and services may not be Covered by the Valid Claims of the Patent Rights but may be based upon, derived from or use the Patent Rights or other licensed intellectual property rights, so that Company, unless explicitly provided otherwise in this Agreement, shall not be entitled to a reduction in the royalty rate or milestone payment, even if it does not at all times need or use a license to specific Patent Rights, until the end of the Royalty Term for such product or service.

4.8.                            Issuance of Shares.

4.8.1.Issuance. As partial consideration for the license granted hereunder, upon the Effective Date, Company shall issue to Institutions a number of shares of Company’s common stock representing in the aggregate four and two-tenths percent (4.2%) of Company’s outstanding capital stock on a Fully-Diluted Basis after giving effect to such issuance (the “Shares”). Thereafter, Company shall re-issue a total number of Shares initially issued to Broad in the names of Broad and its designees (MIT or MIT’s designee, Omega Cambridge SPV L.P. “Omega”)), as instructed by Broad.  Such instruction shall be provided by Broad within [**] days of the Effective Date.

4.8.2.Representations and Warranties by Company. Company hereby represents and warrants to Institutions that:

4.8.2.1.the capitalization table as will be provided by Company upon issuance of the Shares or Anti-Dilution Shares, if applicable, (the “Cap Table”) sets forth all of the outstanding capital stock of Company on a Fully-Diluted Basis as of the date of issuance of the Shares and Anti-Dilution Shares, respectively;

4.8.2.2.other than as set forth in the Cap Table, as of the date of issuance of the Shares, there are no outstanding shares of capital stock, convertible securities, outstanding warrants, options or other rights to subscribe for, purchase or acquire from Company any capital stock of Company and there are no contracts or binding commitments providing for the issuance of, or the granting of rights to acquire, any capital stock of Company or under which Company is, or may become, obligated to issue any of its securities; and

4.8.2.3.the Shares and the Anti-Dilution Shares, if applicable, when issued pursuant to the terms hereof, shall, upon such issuance, be duly authorized, validly issued, fully paid and nonassessable.

4.8.3.Representations and Warranties by Institutions. Institutions hereby represent and warrant to Company that:

4.8.3.1.Institutions are acquiring the Shares solely for their own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof;

4.8.3.2.Institutions acknowledge that the Shares are not, and shall not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and that the Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable; and

4.8.3.3.Institutions have had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management and have had an opportunity to review the Company’s facilities.  Institutions have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Company.  Institutions represent that they are an accredited investor (as that term is defined in Rule 501 of Regulation D under the Securities Act).

4.8.4.Anti-Dilution.  If, at any time, prior to the achievement of the Funding Threshold (as defined below), Company issues Additional Securities that would cause the Shares to represent less than four and two-tenths percent (4.2%) on a Fully-Diluted Basis, Company shall immediately issue to Institutions and MIT (or Omega, as instructed by MIT) for no additional consideration such additional number of shares of common stock of Company (the “Anti-Dilution Shares”) such that the Shares plus the Anti-Dilution Shares would then represent in the aggregate four and two-tenths percent (4.2%) of the issued and outstanding shares of Company on a Fully-Diluted Basis, as calculated after giving effect to the anti-dilutive issuance up to the Funding Threshold, but not any issuances in consideration for investment amounts in excess of the Funding Threshold; provided however, that to the extent such Additional Securities are issued pursuant to an equity incentive plan, Company shall issue the Anti-Dilution Shares upon the earlier of (a) the end of Company’s fiscal year in which the issuances took place and (b) the closing of the next preferred stock financing, in each case, calculated as of the date contemplated by (a) or (b), as applicable.  Such issuances shall continue only up to, and until such time as Company has achieved, the Funding Threshold.  Thereafter, no additional shares shall be due to Institutions or

MIT (or its designee Omega) pursuant to this Section 4.8.4.  Prior to meeting the Funding Threshold, without the prior written consent of Institutions, Company shall not maintain any interest in any subsidiary that is not one hundred percent (100%) owned by Company or another subsidiary of Company that is one hundred percent (100%) owned by Company and shall not issue, sell or have outstanding any convertible securities, outstanding warrants, options or other rights to subscribe for, purchase or acquire from Company any capital stock of any of its direct or indirect subsidiaries.  Company shall issue Anti-Dilution Shares pro rata among the record holders of the Shares at the time of issuance of the Anti-Dilution Shares in proportion to such record holders ownership of the Shares.

4.8.5.Company acknowledges that it has been informed that, pursuant to separate agreement between MIT and Omega, Omega may hereafter become obligated to transfer to MIT any and all of the Shares then owned by Omega.  Company agrees that MIT shall be deemed to be the sole shareholder for all purposes of this Section 4.8 with respect to the Shares transferred to MIT by Omega upon such transfer and receipt by Company of written notice from Omega and MIT to that effect.

5.                                      REPORTS; PAYMENTS; RECORDS.

5.1.                            Reports and Payments.

5.1.1.Reports.Within [**] days after the conclusion of each Calendar Quarter commencing with the first Calendar Quarter in which Net Sales are generated or Sublicense Income is received, Company shall deliver to Institutions a report containing the following information (in each instance, with a product/service-by-product/service and country-by-country breakdown and, in the case of the requirement under Section 5.1.1(c), to the extent such itemized listing of allowable deductions is available from Sublicensees under the terms of the relevant Sublicenses):

(a)                                 the number of units of Licensed Products, Licensed Services, Enabled Products and Enabled Services sold, leased, performed or otherwise transferred, by Invoicing Entities for the applicable Calendar Quarter;

(b)                                 the gross amount billed or invoiced for Licensed Products, Licensed Services, Enabled Products and Enabled Services sold, leased, performed or otherwise transferred by Invoicing Entities during the applicable Calendar Quarter;

(c)                                  a calculation of Net Sales for the applicable Calendar Quarter, including an itemized listing of allowable deductions;

(d)                                 a reasonably detailed accounting of all Sublicense Income received during the applicable Calendar Quarter;

(e)                                  the total amount payable to Institutions in U.S. Dollars on Net Sales and Sublicense Income for the applicable Calendar Quarter, together with the exchange rates used for conversion; and

(f)                                   a list of [**] the Licensed Products and Licensed Services.

Company shall use reasonable efforts to include in each Sublicense a provision requiring the Sublicensee to provide the information required under this Section 5.1.1.

Each such report shall be certified on behalf of Company as true, correct and complete in all material respects with respect to the information required under Sections 5.1.1(a) through 5.1.1(e), and with respect to the information provided under Section 5.1.1(f), Company shall certify that based solely on its commercially reasonable efforts to determine such information, the Company believes such information is true, correct and complete in all material respects.  If no amounts are due to Institutions for a particular Calendar Quarter, the report shall so state.

5.2.                            Payment Currency.  All payments due under this Agreement shall be paid in U.S. Dollars.  Conversion of foreign currency to U.S. Dollars shall be made as of the last working day of the applicable Calendar Quarter at the applicable conversion rate existing in the United States (as reported in the Wall Street Journal) or, solely with respect to Sublicensees, at another commercially reasonable, publicly available, applicable conversion rate as may be provided in a Sublicense.  Such payments shall be without deduction of exchange, collection or other charges.

5.3.                            Records.  Company shall maintain, and shall cause its Affiliates and Sublicensees to maintain, complete and accurate records of Licensed Products, Licensed Services, Enabled Products and Enabled Services that are made, used, sold, performed, leased or transferred under this Agreement, any amounts payable to Institutions in relation to such Licensed Products, Licensed Services, Enabled Products or Enabled Services, and all Sublicense Income received by Company and its Affiliates, which records shall contain sufficient information to permit Institutions to confirm the accuracy of any reports or notifications delivered to Institutions under Section 5.1.  Company, its Affiliates and/or its Sublicensees, as applicable, shall retain such records relating to a given Calendar Year for at least [**] years after the conclusion of that Calendar Year (the “Record Retention Period”).

5.3.1.Audit of Company and Affiliates.  During the Record Retention Period, Institutions shall have the right, at their expense, to cause an independent, certified public accountant (or, in the event of a non-financial audit, other appropriate auditor) chosen by Institutions and reasonably acceptable to Company to inspect such records of Company and its Affiliates during normal business hours for the purposes of verifying the accuracy of any reports and payments delivered under this Agreement and Company’s compliance with the terms hereof.  Such accountant or other auditor, as applicable, shall not disclose to Institutions any information other than information relating to the accuracy of reports and payments delivered under this Agreement.  The Parties shall reconcile any underpayment or overpayment within [**] days after the accountant delivers the results of the audit.  If any audit performed under this Section 5.3.1 reveals an underpayment in excess of [**] percent ([**]%) in any Calendar Year, Company shall reimburse Institutions for all amounts incurred in connection with such audit.  Institutions may exercise its rights under this Section on 5.3.1 [**] per audited entity, [**] and only with reasonable prior notice to the audited entity.

5.3.2.Audit of Sublicensees.  During the Record Retention Period, Institutions shall have the right, at their expense, to require Company to make available to an independent, certified public accountant (or, in the event of a non-financial audit, other appropriate auditor)

chosen by Institutions and reasonably acceptable to Company, during normal business hours, such information as Company has in its possession with respect to reports and payments from Sublicensees for the purposes of verifying the accuracy of any reports and payments delivered under this Agreement and Company’s compliance with the terms hereof.  If such information as Company has in its possession is not sufficient for such purposes, Institutions shall have the right, at their expense, to cause Company to exercise its right under a Sublicense to cause an independent, certified public accountant (or, in the event of a non-financial audit, other appropriate auditor) chosen by Institutions and reasonably acceptable to Company to inspect such records of Sublicensee during normal business hours for the purposes of verifying the accuracy of any reports and payments delivered under this Agreement and Company’s compliance with the terms hereof.  Such accountant or other auditor, as applicable, shall not disclose to Institutions any information other than information relating to the accuracy of reports and payments delivered under this Agreement and then only to the extent such accountant or other auditor may disclose such information to Company under the terms of the relevant Sublicense.  If Company does not have the right to conduct an audit of such Sublicensee for the relevant Calendar Year, Company and Institutions shall meet and use reasonable efforts to agree on an appropriate course of action.  The Parties shall reconcile any underpayment or overpayment within [**] days after the accountant delivers the results of the audit.  If any audit performed under this Section 5.3.2 reveals an underpayment to Institutions in excess of [**] percent ([**]%) in any Calendar Year, Company shall reimburse Institutions for all amounts incurred in connection with such audit.  Institutions may exercise its rights under this Section on 5.3.2 [**] per Sublicensee, [**] and only with reasonable prior notice to Company and any audited Sublicensee.

5.4.                            Late Payments.  Any payments by Company that are not paid on or before the date such payments are due under this Agreement shall bear interest at the lower of (a) [**] percent ([**]%) per month and (b) the maximum rate allowed by law.  Interest shall accrue beginning on the first day following the due date for payment and shall be compounded quarterly.  Payment of such interest by Company shall not limit, in any way, Institutions’ right to exercise any other remedies Institutions may have as a consequence of the lateness of any payment.

5.5.                            Payment Method.  Each payment due to Institutions under this Agreement shall be paid by check or wire transfer of funds to each Institutions’ account in accordance with written instructions provided by each Institution.  If made by wire transfer, such payments shall be marked so as to refer to this Agreement.

5.6.                            Withholding and Similar Taxes.  All amounts to be paid to Institutions pursuant to this Agreement shall be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes imposed on Company or other government imposed fees or taxes imposed on Company, except as permitted in the definition of Net Sales.

6.                                      PATENT FILING, PROSECUTION AND MAINTENANCE.

6.1.                            Control.

6.1.1.Each Institution shall be responsible for the Prosecution of its respective Patent Rights.  Subject to Sections 6.1.2-6.1.4, each of the Institutions shall, with respect to any of the Patent Rights so under its control:  (a) choose patent counsel; (b) instruct such patent counsel to furnish the Company with copies of all correspondence relating to the Patent Rights received from and sent to the United States Patent and Trademark Office (USPTO) and any other patent office, as well as copies of all proposed responses to such correspondence received from any patent office in time for Company to review and comment on such response; (c) supply Company with a copy of the application as filed, together with notice of its filing date and serial number; (d) supply Company with a draft copy of any proposed preliminary amendment to be filed subsequent to the filing of a non-provisional application within the Patent Right, on the express condition that Company will not propose any claim amendment or new claim that it believes, or has reason to believe, would result in the addition of any new inventor(s) to the application in question; and (e) keep Company advised of the status of actual patent filings related to the Patent Rights. Institutions shall give Company the opportunity to provide comments on and make requests of Institutions concerning the Prosecution of the Patent Rights, and shall consider such comments and requests in good faith; however, final decision-making authority with respect to the Prosecution of the Patent Rights shall vest in Institutions.  For the avoidance of doubt, Company’s right to review and comment shall not include the right to review draft patent applications prior to filing.

6.1.2.Institutions shall provide notice to Company in the event Prosecution of the Patent Rights involves an interference or derivation proceeding.  Upon declaration of any such interference or initiation of any such derivation proceeding, Company’s rights under Section 6.1.1, including the right to receive correspondence to or from a patent office and the right to review draft responses, shall be suspended with respect to the Patent Rights involved in the interference or derivation proceeding.  Notwithstanding the foregoing, any such interference or derivation proceeding is considered Prosecution of the Patent Rights and Company remains responsible for Institutions’ expenses in connection with such Prosecution, including costs and expenses associated with settlement or attempts to settle the interference.  Notwithstanding the foregoing, if Company does not have an interest, such as by ownership, license or option, in opposing patents or applications involved in the interference or derivation proceeding, the relevant Institution shall enter into a common interest agreement to facilitate the sharing of the materials set forth in Section 6.1.1(b) with the Company.

6.1.3.In the event that the Prosecution of the Patent Rights involves an interference or derivation proceedings including Patent Rights from both Institutions and naming the Institutions as opposing parties, Institutions shall act in good faith to try to settle such interference.

6.1.4.Notwithstanding the foregoing, if Company or any of its agents, Affiliates or Sublicensees is or becomes a Challenging Party, then Company’s rights to participate in Prosecution under Section 6.1.1, including the right to receive correspondence to or from a patent office and the right to review draft responses, shall be suspended during the pendency of the relevant Patent Challenge with respect both to the Patent Rights that are the subject of the Patent Challenge and to any related Patent Rights.

6.1.5.No later than [**] days prior to the deadline for entering into the national/regional phase with respect to any PCT application included in the Patent Rights, Company shall provide the Institution controlling Prosecution of the relevant Patent Rights with a list of countries in which Company would like such Institution to file the patent application (each, a “List of Countries”).  Such Institution shall consider each List of Countries in good faith and, except as provided below in this Section 6.1.5, shall file national/regional phase applications in all countries on each List of Countries.  Notwithstanding anything to the contrary contained in this Agreement, and without intending to limit any of Institutions’ rights hereunder, each Institution expressly reserves the right (i) to decline to initiate Prosecution of any of the Patent Rights the Prosecution of which is controlled by such Institution in a Developing Country(ies) (excluding Brazil, China and India) included on a List of Countries or (ii) to initiate, and in its discretion, continue Prosecution of any of the Patent Rights the Prosecution of which is controlled by such Institution in a Developing Country(ies) (excluding Brazil, China and India) whether or not included on a List of Countries at the relevant Institution’s expense, provided that such Institution provides Company with [**] days’ advance notice of its intention to take the action described in the foregoing clause (i) or (ii), provides Company an opportunity for Company to meet with such Institution to discuss, and reasonably considers Company’s comments regarding such intention.  Such Institution shall thereafter notify Company of the taking of any action described in the foregoing clause (i) or (ii) at least [**] days before the taking of such action.  If such Institution takes the action described in clause (ii) of the immediately preceding sentence, then such Institution expressly reserves the right, upon notice to Company, either (A) to remove the applicable Patent Right in such Developing Country(ies) from the scope of the exclusive license granted pursuant to Section 2.1.1, effective upon such notice, without affecting the scope of the non-exclusive license granted pursuant to Section 2.1.2, or (B) treat the applicable Patent Right as an Abandoned Patent Right, in which case under this clause (B) all licenses granted to the Company under such Patent Right in such Developing Country(ies) shall terminate upon such notice; whereupon such Institution shall be free, without further notice or obligation to Company, to grant non-exclusive (in the event Institution proceeds under the preceding clause (A)) or non-exclusive or exclusive (in the event Institution proceeds under the preceding clause (B)) rights in and to such Patent Right to Third Parties for all purposes within such Developing Country(ies).  Further, Institutions may, in their sole discretion, file additional national/regional phase applications (the “Additional National Stage Filings”) in countries not included on a List of Countries provided by Company, and all expenses, including translation fees associated with Prosecution of such Additional National Stage Filings shall be expenses associated with Prosecution under this Agreement, in accordance with Section 6.3.  If Company does not wish to reimburse Institutions for all expenses associated with Prosecution of such Additional National Stage Filings, such Additional National Stage Filings shall be deemed Abandoned Patent Rights and treated in accordance with Section 6.4.1.

6.2.                            Common Interest.  All non-public information disclosed by an Institution or an Institution’s outside patent counsel to Company regarding Prosecution of the Patent Rights, including [**], shall be deemed Confidential Information of the Institution (either Harvard or Broad, for itself or on behalf of MIT and/or Harvard, as applicable) that has disclosed such information.  In addition, the Parties acknowledge and agree that, with regard to such Prosecution of the Patent Rights, the interests of the Parties as licensors and licensee are aligned and are legal in nature.  The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning the Patent

Rights or their Confidential Information, including privilege under the common interest doctrine and similar or related doctrines.

6.3.                            Expenses.  Within [**] days after the Effective Date, the Company shall reimburse each Institution for all unreimbursed, documented, out-of-pocket expenses incurred by each Institution in the Prosecution of the Patent Rights incurred prior to execution of the Agreement. In addition, subject to Section 6.4 hereof, Company shall reimburse each Institution for all documented, out-of-pocket expenses, including attorneys’ fees, translation costs and official fees, incurred by each Institution in the Prosecution of the Patent Rights, including Prosecution of the Patent Rights pursuant to any of Sections 6.1.1-6.1.5, incurred after the Effective Date within [**] days after the date of each invoice from the Institutions for such expenses.  Institutions shall provide copies of invoices that identify the Patent Rights to which the invoice relates and include the Company reference numbers (to be provided by Company) and shall provide the associated detailed time and expense entries from patent counsel(s).  If both Institutions are opposing parties in an interference or other patent proceeding, Company shall reimburse [**] percent ([**]%) of each Institution’s incurred expenses, including [**].

6.4.                            Abandonment.

6.4.1.Abandonment by Company. If Company decides that it does not wish to pay for the Prosecution of any Patent Rights in a particular country (“Abandoned Patent Rights”), Company shall provide Institutions with prompt written notice of such election.  [**] days after receipt of such notice by Institutions, Company shall be released from its obligation to reimburse Institutions for the expenses incurred thereafter as to such Abandoned Patent Rights; provided, however, that expenses authorized prior to the receipt by Institutions of such notice shall be deemed incurred prior to the notice.  In the event of Company’s abandonment of any Patent Rights, any license granted to Company hereunder with respect to such Abandoned Patent Rights shall terminate, and Company shall have no rights whatsoever to exploit such Abandoned Patent Rights.  Institutions shall then be free, without further notice or obligation to Company, to grant rights in and to such Abandoned Patent Rights to Third Parties without limitation.

6.4.2.Abandonment by Institutions.  Each Institution agrees to maintain any application or patent within the Patent Rights that it controls for as long as (a) Company continues to meet its obligation to reimburse expenses associated with such application or patent in accordance with Section 6.3 and (b) there is a good faith basis for doing so.  For the avoidance of doubt, this Section shall not apply and shall not limit Institutions’ right to cease Prosecution of a given application within the Patent Rights in lieu of a divisional, continuation or continuation-in-part application that is also within the Patent Rights.

6.5.                            Large Entity Designation.  The Parties hereby agree that Institutions shall pay the fees prescribed for large entities to the USPTO with respect to the Patent Rights.

6.6.                            Marking.  Company shall, and shall cause its Affiliates and Sublicensees to, mark all Licensed Products or Licensed Services sold, performed or otherwise disposed of in such a manner as to conform with the patent laws and practice of the country to which such products are shipped or in which such products are sold for the purposes of ensuring maximum enforceability of Patent Rights in such country.

6.7.                            CREATE Act.  [**] shall have the right to use this Agreement as a joint research agreement to make an election under the Cooperative Research and Technology Enhancement Act of 2004, 35 U.S.C. 103(c)(2)-(c)(3), as amended by the America Invents Act and set forth in 35 U.S.C. 102(b)(2)(C) and 102(c), [**].

7.                                      ENFORCEMENT OF PATENT RIGHTS.

7.1.                            Notice.  In the event either Party becomes aware of any possible or actual infringement of any Patent Rights with respect to Licensed Products or Licensed Services, that Party shall promptly notify the other Party and provide it with details regarding such Infringement.

7.2.                            Suit by Company.  So long as Company remains the exclusive licensee of the Patent Rights with respect to Licensed Product in the Field, Company shall have the first right, but not the obligation, to institute infringement suits under the Patent Rights with respect to Licensed Products in the Field where Company reasonably determines that a Third Party is marketing or has specific plans and is preparing to market an infringing product in any country that competes with a Licensed Product in the Field (“Infringement”); provided that prior to initiating action against the Third Party with respect to such Infringement, Company has provided evidence to Institutions and MIT, as applicable, that there is a good faith basis for doing so.  Notwithstanding anything to the contrary contained herein with respect to any Infringement, if Company owns one or more patents that cover the allegedly infringing product (“Other IP”), Company shall not initiate action under the Patent Rights unless it (i) also asserts [**] of such Other IP or (ii) obtains written consent from the Institution that controls the Patent Rights to be asserted.  Company shall use the same degree of diligence in prosecuting such Infringement as it uses or would use in prosecuting infringement of its own patent rights

7.2.1.Before Company commences an action with respect to any Infringement, Company shall consult with Institutions and MIT, as applicable, with respect to its proposed course of action to address the Infringement and shall consider in good faith the views of Institutions and MIT, as applicable, and potential effects on the public interest in making its decision whether to take such action, especially with regard to the locally-affordable availability of Licensed Products or equivalents thereof, e.g., generic products, in Developing Countries. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, Company agrees that, consistent with Section 6.1.5, the relevant Institution(s) shall hold final decision-making authority, to be exercised in good faith, on a case-by-case basis, as to whether Company shall be permitted to enforce the Patent Rights in any Developing Country.

7.2.2.Should Company elect (and, where consent of Institution is required, be permitted) to take action against an actual or potential infringer, Company shall select counsel reasonably acceptable to Institutions, shall keep Institutions and MIT, as applicable, reasonably informed of the progress of the action and shall give Institutions and MIT, as applicable, a reasonable opportunity in advance to consult with Company and offer its views about major decisions affecting the action.  Company shall give careful consideration to those views, but shall have the right to control the action; provided, however, that if Company fails to defend in good faith the validity and/or enforceability of the Patent Rights in the action, or if Company’s exclusive license to a Valid Claim in the suit terminates pursuant to Section 10.2, or if infringement in the Field terminates, Institutions may elect to take control of the action pursuant to Section 7.3.  The expenses of Company with respect to any suit or suits that Company elects to bring in accordance with this Section 7.2 shall be paid for entirely by Company.  If required under applicable law to establish standing for the initiation or maintenance of such infringement action by Company, (a) the relevant Institution(s)  and MIT, as applicable, shall, upon request of Company or as required by a court or procedural rules, or may voluntarily, join or be joined as a party to such action, provided that neither Institution shall be the first named party in such action, (b) Company shall hold Institutions (and MIT, if applicable) free, clear and harmless from and against any and all costs and expenses, including attorneys’ fees, incurred in conjunction with the prosecution, adjudication, defense, management and/or settlement of, or joinder to, such suits and any related appeals, remands or other related proceedings (“Litigation Expenses”), (c) Company shall reimburse any and all Litigation Expenses incurred by Institutions (or MIT, if applicable) within [**] days after receiving an invoice (including a copy of detailed time and expense entries from attorneys) from Institutions (and MIT, if applicable) for same and (d) Company shall hold Institutions (and MIT, if applicable) free, clear and harmless from and against any and all Litigation Expenses incurred by Institutions (or MIT, if applicable).  Company shall not compromise or settle such litigation without the prior written consent of Institutions (subject to concurrence of MIT, as applicable), which shall not be unreasonably withheld.  In the event Company exercises its right to sue pursuant to this Section 7.2, out of any sums recovered in such suit or in settlement thereof, it shall first reimburse Institutions (and MIT, if applicable) for any unreimbursed Litigation Expenses and then reimburse itself for all of its litigation expenses necessarily incurred in the prosecution of any such suit. The remainder of any sums recovered shall be divided as follows:  (i) Company shall receive an amount equal to its lost profits or a reasonable royalty on the infringing sales, or whichever measure of damages the court shall have applied; (ii) Institutions shall receive an amount equal to the royalties and other amounts that Company would have paid to Institutions if Company had sold the infringing products or services rather than the infringer, provided that (A) amounts payable under clause (ii) shall in no event exceed the amounts payable under clause (i) above and (B) in the event that the remainder of any sums recovered is insufficient to fully satisfy both of the foregoing clauses (i) and (ii) then Company and Institutions shall receive a pro rata share of such remainder in relative proportion to the amounts that would have been payable to Company and Institutions under clauses (i) and (ii); and (iii) the balance, if any, remaining after Company and Institutions have been compensated under the foregoing clauses (i) and (ii) shall be shared by the Parties as follows:  [**] percent ([**]%) to Company and [**] percent ([**]%) to Institutions.

7.3.                            Suit by Institutions.  If Company does not take action in the prosecution, prevention, or termination of any Infringement pursuant to Section 7.2 above, and has not commenced negotiations with the suspected infringer for the discontinuance of said Infringement, within [**] days after receipt of notice of the existence of an Infringement, the Institution that owns the Patent Right subject to the Infringement may elect to do so. Institutions shall give due consideration to Company’s reasons for not initiating a lawsuit or otherwise making or prosecuting a claim.  Subject to Section 7.4, any and all expenses, including reasonable attorneys’ fees, incurred by Institutions with respect to the prosecution, adjudication and/or settlement of a suit in accordance with this section, including any related appeals, shall be paid for entirely by the Institutions. In the event an Institution exercises its right to sue pursuant to this Section 7.3, it shall retain all sums recovered in such suit or in settlement thereof.

7.4.                            Own Counsel.  The Party initiating the suit shall have the sole and exclusive right to elect counsel for any suit initiated by it pursuant to Section 7.2 or 7.3; provided that such counsel is reasonably acceptable to the other Party. The other Parties shall have the right to participate in and be represented by counsel of its own selection and at its own expense in any suit instituted under this Article 7 by the other Party for Infringement.

7.5.                            Cooperation.  Each Party agrees to cooperate fully in any action under this Article 7 that is controlled by the other Party, including executing legal papers and cooperating in the prosecution as may be reasonably requested by the controlling Party; provided that the controlling Party reimburses the cooperating Party promptly for any costs and expenses incurred by the cooperating Party in connection with providing such requested cooperation within [**] days after receiving an invoice from the cooperating Party for same.

7.6.                            Patent Validity Challenge.  Each Party shall promptly notify the other Parties in the event it receives notice of any legal or administrative action by any Third Party against a Patent Right, including any opposition, nullity action, revocation, inter partes review, post-grant review, compulsory license proceeding, or declaratory judgment action.  Except as provided in the following sentence, oppositions, nullity actions, revocations, post-grant review and inter partes review shall be addressed as provided in Section 6.1.  Notwithstanding the provisions of Section 6.1, [**].  If [**] elects not to participate in a compulsory license proceeding or to defend the invalidity or unenforceability of the Patent Rights included in such declaratory judgment action or related post-grant proceeding, it shall [**].

7.6.1.For the avoidance of doubt, oppositions, post-grant reviews, inter partes reviews and other proceedings before the United States Patent Office or a foreign patent office, [**], are Prosecution of the Patent Rights and Company shall be responsible for Institutions’ expenses as set forth in Section 6.3.

7.6.2.If [**] exercises its right to defend a Patent Right under this Section 7.6, then, with respect to the defense of such Patent Right: [**].

8.                                      WARRANTIES; LIMITATION OF LIABILITY.

8.1.                            Compliance with Law.  Company represents and warrants that it shall comply, and shall ensure that its Affiliates and Sublicensees comply, with all local, state, federal and international laws and regulations applicable to the development, manufacture, use, sale, performance and importation of Licensed Products, Licensed Services, Enabled Products and Enabled Services.  Without limiting the foregoing, Company represents and warrants, on behalf of itself and its Affiliates and Sublicensees, that it shall comply with all applicable United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce.  Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries. Company hereby gives written assurance that it shall comply with, and shall cause its Affiliates to comply with (and shall contractually obligate its Affiliates and Sublicensees to comply with), all applicable United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its Affiliates or Sublicensees, and that it shall indemnify, defend, and hold Indemnitees and HHMI Indemnitees harmless (in accordance with Section 9.1) for the consequences of any such violation.

8.2.                            Representations and Warranties.

8.2.1.By Broad.  Broad represents and warrants that (A) Broad has the authority and right to enter into and perform its obligations under this Agreement and grant the licenses granted to Company herein, (B) as of the Effective Date, to the best of the knowledge of Broad’s Office of Strategic Alliances and Partnering, the execution, delivery and performance of this Agreement by Broad does not conflict with, or constitute a breach of, any order, judgment, agreement or instrument to which it is a party or is otherwise bound, and (C)  as of the Effective Date, to the best of the knowledge of Broad’s Office of Strategic Alliances and Partnering, no consent of any Third Party, including without limitation any governmental authority, is required for Broad to execute, deliver and perform under this Agreement, including without limitation to grant the licenses granted to Company herein, except for such consents as may have been obtained prior to the Effective Date.

8.2.2.By Harvard.  Harvard represents and warrants that (A) Harvard has the authority and right to enter into and perform its obligations under this Agreement and grant the licenses granted to Company herein, (B) as of the Effective Date, to the best of the knowledge of Harvard’s Office of Technology Development, the execution, delivery and performance of this Agreement by Harvard does not conflict with, or constitute a breach of, any order, judgment, agreement or instrument to which it is a party or is otherwise bound, and (C) as of the Effective Date, to the best of the knowledge of Harvard’s Office of Technology Development, no consent of any Third Party, including without limitation any governmental authority, is required for Harvard to execute, deliver and perform under this Agreement, including without limitation to grant the licenses granted to Company herein, except for such consents as may have been obtained prior to the Effective Date.

8.2.3.By Company.  Company represents and warrants that (A) Company has the authority and right to enter into and perform its obligations under this Agreement, (B) as of the Effective Date, the best of Company’s knowledge, the execution, delivery and performance of this Agreement by Company does not conflict with, or constitute a breach of, any order, judgment, agreement or instrument to which it is a party or, to its knowledge, is otherwise bound, and (C) as of the Effective Date, the best of Company’s knowledge, no consent of any Third Party, including without limitation any governmental authority, is required for Company to execute, deliver and perform under this Agreement, including without limitation to issue the Shares, except for such consents as may have been obtained prior to the Effective Date.

8.3.                            Disclaimer.

8.3.1.NOTHING CONTAINED HEREIN SHALL BE DEEMED TO BE A WARRANTY BY EITHER OF THE INSTITUTIONS OR MIT THAT THEY CAN OR WILL BE ABLE TO OBTAIN PATENTS ON PATENT APPLICATIONS INCLUDED IN THE PATENT RIGHTS, OR THAT ANY OF THE PATENT RIGHTS WILL AFFORD ADEQUATE OR COMMERCIALLY WORTHWHILE PROTECTION.

8.3.2.NEITHER OF THE INSTITUTIONS NOR MIT MAKES ANY WARRANTIES WHATSOEVER AS TO THE COMMERCIAL OR SCIENTIFIC VALUE OF THE PATENT RIGHTS OR INSTITUTION TECHNOLOGY TRANSFER MATERIALS. NEITHER OF THE INSTITUTIONS NOR MIT MAKES ANY REPRESENTATION THAT THE PRACTICE OF THE PATENT RIGHTS OR USE OF THE INSTITUTION TECHNOLOGY TRANSFER MATERIALS OR THE DEVELOPMENT, MANUFACTURE, USE, SALE OR IMPORTATION OF ANY LICENSED PRODUCT OR THE PERFORMANCE OF ANY LICENSED SERVICES, OR ANY ELEMENT THEREOF, WILL NOT INFRINGE ANY PATENT OR PROPRIETARY RIGHTS.

8.3.3.EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER COMPANY NOR EITHER OF THE INSTITUTIONS NOR MIT MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, PATENTS, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND COMPANY AND EACH INSTITUTION AND MIT HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

8.4.                            Limitation of Liability.

8.4.1.EXCEPT WITH RESPECT TO MATTERS FOR WHICH COMPANY IS OBLIGATED TO INDEMNIFY INDEMNITEES UNDER ARTICLE 9, NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (A) ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS OR (B) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.

8.4.2.Institutions’ aggregate liability for all damages of any kind arising out of or relating to this Agreement or its subject matter under any contract, negligence, strict liability or other legal or equitable theory shall not exceed the amounts paid to Institutions under this Agreement.

9.                                      INDEMNIFICATION AND INSURANCE.

9.1.                            Indemnification.

9.1.1.Indemnity. Company shall, and shall cause its Affiliates and Sublicensees to, indemnify, defend and hold harmless each Institution and MIT and each of their current and former directors, governing board members, trustees, officers, faculty, affiliated investigators, medical and professional staff, employees, students, and agents and their respective successors, heirs and assigns (collectively, the “Indemnitees”) from and against any claim, suit, investigation, action, demand, judgment, liability, cost, expense, damage, deficiency, loss or obligation of any kind or nature (including reasonable attorneys’ fees and other costs and expenses of litigation or defense), based upon, arising out of, or otherwise relating to this Agreement or any Sublicense or subcontract, including any cause of action relating to product liability concerning any product, process, or service made, used, sold or performed pursuant to any right or license granted under this Agreement or the use, handling, storage, or disposition of any Institution Technology Transfer Materials by Company or others who possess the Institution Technology Transfer Materials through a chain of possession leading back, directly or indirectly, to Company, including without limitation any cause of action relating to product liability (collectively, “Claims”) except to the extent any such Claim results from or arises out of the gross negligence or willful misconduct of an Indemnitee or material breach of this Agreement by an Institution.  Company and each of its Affiliates and Sublicensees are referred to as “Indemnitor” below.

9.1.2.Procedures. The Indemnitees agree to provide Company with prompt written notice of any Claim for which indemnification is sought under this Agreement.  Indemnitor agrees, at its own expense, to provide attorneys reasonably acceptable to Institutions and MIT to defend against any such Claim.  The Indemnitees shall cooperate with Indemnitor, at Indemnitor’s expense, in such defense and shall permit Indemnitor to conduct and control such defense and the disposition of such Claim (including without limitation all decisions relative to litigation, appeal, and settlement); provided, however, that any Indemnitee shall have the right to retain its own counsel, at the expense of Indemnitor, if representation of such Indemnitee by the counsel retained by Indemnitor would be inappropriate because of actual or potential differences in the interests of such Indemnitee and any other party represented by such counsel.  Each of Institutions and MIT agree to use diligent efforts to select counsel, and to cause any other Indemnitees affiliated with their respective institutions to select counsel, that minimizes the number of counsel retained by all Indemnitees if representation of an Indemnitee by the counsel retained by Indemnitor would be inappropriate because of actual or potential differences in the interests of such Indemnitee and any other party represented by such counsel.Indemnitor agrees to keep counsel(s) for Indemnitees informed of the progress in the defense and disposition of such claim and to consult with Institutions and MIT (as applicable) with regard to any proposed settlement.  Company shall not settle any Claim that has an adverse effect on the rights of any Indemnitee hereunder that is not immaterial or that admits any liability by or imposes any obligation on any Indemnitee without the prior written consent of such Indemnitee, which consent shall not be unreasonably withheld, conditioned or delayed.  An Indemnitee may not settle any Claim without the prior written consent of Company, which consent shall not be unreasonably withheld, conditioned or delayed.

9.1.3.HHMI Indemnity.  HHMI, and its trustees, officers, employees, and agents (collectively, “HHMI Indemnitees”), shall be indemnified, defended by counsel acceptable to HHMI, and held harmless by Company, from and against any Claim.  The previous sentence shall not apply to any Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee.  Notwithstanding Section 8.4 or any other provision of this Agreement, Company’s obligation to defend, indemnify and hold harmless the HHMI Indemnitees under this paragraph shall not be subject to any limitation or exclusion of liability or damages or otherwise limited in any way.

9.2.                            Insurance.

9.2.1.Beginning at the time any Licensed Product, Licensed Service, Enabled Product or Enabled Service is being commercially distributed or sold (other than for the purpose of obtaining Regulatory Approval) by Company, or by an Affiliate, Sublicensee or agent of

Company, Company shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than $[**] per incident and $[**] annual aggregate and naming the Indemnitees and HHMI Indemnitees as additional insureds. During clinical trials of any such Licensed Product, Licensed Service, Enabled Product or Enabled Service, Company shall, at its sole cost and expense, procure and maintain commercial general liability insurance in such equal or lesser amount as Institutions, MIT and HHMI shall require, naming the Indemnitees and HHMI Indemnitees as additional insureds.  Such commercial general liability insurance shall provide: (a) product liability coverage and (b) broad form contractual liability coverage for Company’s indemnification obligations under this Agreement.

9.2.2.If Company elects to self-insure all or part of the limits described above in Section 9.2.1 (including deductibles or retentions that are in excess of $[**] annual aggregate) such self-insurance program must be acceptable to Institutions, MIT and their respective insurers in their sole discretion.  The minimum amounts of insurance coverage required shall not be construed to create a limit of Company’s liability with respect to its indemnification obligations under this Agreement.

9.2.3.Company shall provide Institutions and MIT with written evidence of such insurance upon request of Institutions or MIT. Company shall provide Institutions and MIT with written notice at least [**] days prior to the cancellation, non-renewal or material change in such insurance.  If Company does not obtain replacement insurance providing comparable coverage within such [**] day period, Institutions shall have the right to terminate this Agreement effective at the end of such [**] day period without notice or any additional waiting periods.

9.2.4.Company shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during:  (a) the period that any Licensed Product, Licensed Service, Enabled Product or Enabled Service is being commercially distributed, sold or performed by Company, or an Affiliate, Sublicensee or agent of Company; and (b) a reasonable period after the period referred to in (a) above which in no event shall be less than [**] years.

10.                               TERM AND TERMINATION.

10.1.                     Term.  The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided in this Article 10, shall continue in full force and effect until the expiration of the last to expire Valid Claim (the “Term”).  Upon such expiration, the Company shall have a worldwide, perpetual, irrevocable, fully paid up, sublicensable license under the rights and licenses granted to Company under Section 2.1, subject to Section 10.4.

10.2.                     Termination.

10.2.1.Joint Action of Institutions. Institutions’ rights to terminate this Agreement set forth in this Section 10.2 shall be joint, not several.  Neither Institution acting alone shall have the right to terminate this Agreement; provided, however, that each Institution shall severally be entitled to terminate the licenses granted to Company herein under such Institution’s respective rights in the Patent Rights to the same extent Institutions are entitled to terminate this Agreement pursuant to Sections 10.2.3.2, 10.2.4 and 10.2.5 hereof.

10.2.2.Termination Without Cause.  Company may terminate this Agreement without cause upon four (4) months’ prior written notice to Institutions.

10.2.3.Termination for Default.

10.2.3.1.In the event that either Party commits a material breach of its material obligations under this Agreement and fails to cure such breach within one hundred and five (105) days (or forty-five (45) days in the case of failure to make any payment) after receiving written notice thereof from the other Party, the other Party may terminate this Agreement immediately upon written notice to the Party in breach.

10.2.3.2.If Company defaults in its material obligations under Section 9.2 to procure and maintain insurance, or if Company has in any event failed to comply with the notice requirements contained therein, and fails to cure such default within [**] days after receiving written notice thereof from the Institutions, then Institutions may terminate this Agreement immediately upon written notice to Company.  If such default of Company’s material obligations under Section 9.2 arises as a result of a breach by a Sublicensee of the terms of a Sublicense, Company may cure such breach by purchasing additional insurance that covers the gaps in coverage created by virtue of such Sublicensee’s breach.

10.2.3.3.Institutions shall be entitled to terminate this Agreement in accordance with the provisions of Section 3.4.

10.2.4.Termination for Patent Challenge. If Company or any of its Affiliates or Sublicensees directly or indirectly brings, assumes or participates in, or knowingly, willfully or recklessly assists in bringing a Patent Challenge (except as required under a court order or subpoena), then the following shall apply: (a) if Company or any of its Affiliates is the party so bringing, assuming, participating in or assisting in such Patent Challenge, then Institutions shall be entitled to immediately terminate this Agreement upon written notice to Company, and (b) if a Sublicensee is the party so bringing, assuming, participating in or assisting in such Patent Challenge, then (i) Institutions shall be entitled to immediately terminate the rights hereunder as and to the extent sublicensed to a Sublicensee upon written notice to Company and (ii) Institutions shall grant Company a period not to exceed [**] days from the date of notice by Institutions to Company of their intention to terminate the Agreement due to such Sublicensee bringing, assuming, participating in or assisting in a Patent Challenge, during which period Company may terminate any and all agreements with such Sublicensee that contain a Sublicense. If, pursuant to the foregoing clause (ii), Company terminates such agreement(s) during such [**] day period, then Institutions shall not be entitled to terminate this Agreement in its entirety by virtue of such Sublicensee bringing, assuming, participating in or assisting in such Patent Challenge.  However, if Company does not terminate such agreement(s) during such [**] day period, then Institutions shall be entitled to immediately terminate this Agreement in its entirety upon written notice to Company thereof.

10.2.5.Bankruptcy.  Institutions may terminate this Agreement upon notice to Company if Company becomes subject to a Bankruptcy Event or in the event of dissolution or cessation of operations of the Company.

10.2.6.Termination without Prejudice. Institutions’ right of termination in this Section 10.2 shall be in addition and without prejudice to, and shall not constitute a waiver of, any right of Institutions for recovery of any monies then due to it hereunder or any other right or remedy Institutions may have at law, in equity or under this Agreement.

10.3.                     Effect of Termination.

10.3.1.Termination of Rights.Upon expiration or termination of this Agreement by either Party pursuant to any of the provisions of Section 10.2:

10.3.1.1.the rights and licenses granted to Company under Article 2 shall terminate, all rights in and to and under the Patent Rights shall revert to Institutions and neither Company nor its Affiliates may make any further use or exploitation of the Patent Rights; and

10.3.1.2.all existing Sublicenses shall automatically terminate [**] days following the effective date of termination of this Agreement; provided that, if any Sublicensee is (i) an Affiliate of Company or (ii) in material default of any material provision of the applicable Sublicense such that Company would have the right to terminate the Sublicense ((i) and (ii) together, “Ineligible Sublicensees”) then the applicable Sublicense to which such Sublicensee is a party shall terminate effective immediately upon termination of this Agreement.  Upon termination of this Agreement pursuant to any of the provisions of Section 10.2, (A) Company shall promptly provide notice of such termination to any Sublicensee, (B) each Sublicensee that is not an Ineligible Sublicensee shall have the right to enter into a separate license agreement directly with Institutions (a “Direct License”) on substantially the same non-economic terms and conditions set forth in the Sublicense and on economic terms providing for the payment by such Sublicensee to Institutions of the consideration that otherwise would have been payable to Institutions if the applicable Sublicense and this Agreement were still simultaneously in effect, adjusted as if a Change of Control of Company had occurred, (i.e., the Change of Control Multiplier shall automatically apply in accordance with Section 4.4.2.4 as of the effective date of termination of this Agreement, resulting in any Milestone Payments that have not accrued at such time being increased by [**]%), and (C) Institutions shall automatically grant each such Sublicensee a temporary continuation (to expire upon the earlier of (x) execution of the Direct License or (y) the date that is [**] days following termination of this Agreement) of the rights and obligations such Sublicensee had as a Sublicensee under this Agreement (a “Temporary Extension”); provided that, under both the Direct License and the Temporary Extension, (a) Institutions shall not have (i) any obligations that are greater than or inconsistent with the obligations of Institutions under this Agreement or the nature of Institutions as academic and non-profit entities; or (ii) any fewer rights than they have under this Agreement; (b) there shall be no representations, warranties, expenses or liabilities of or on Institutions or MIT that are not included in this Agreement; (c) all obligations arising prior to execution of the Direct License and grant of the Temporary Extension shall remain the responsibility of Company and Institutions shall be released from any and all liability relating to such obligations; (d) the terms of such Direct License and Temporary Extension shall provide for payment to Institutions of the same consideration that would have been payable to Institutions if the applicable Sublicense and this Agreement were still simultaneously in effect, adjusted as if a Change of Control of Company had occurred, (i.e., the Change of Control Multiplier shall automatically apply in accordance with Section 4.4.2.4 as of the effective date of termination of this Agreement); and

(e) such modifications shall be included as are reasonably necessary to accommodate the functional and structural differences between Company and Institutions. By way of example and not limitation of the foregoing clause (d), if the Sublicense required payment to Company of a license fee and Institutions would have been entitled to receive a percentage of such payment under Section 4.6 of the Agreement, then Institutions shall continue to be entitled, under the Temporary Extension or Direct License, to the same share of that same license fee payment under the Sublicense that Institutions would have received had this Agreement and the Sublicense been simultaneously in effect.  If any Sublicensee desires to enter into a Direct License, it shall wholly be the responsibility of that Sublicensee to notify Institutions of such desire no later than [**] days after the effective date of termination of this Agreement.  If Institutions and the applicable Sublicensee, for any reason, do not enter into a Direct License within [**] days after the effective date of termination of the Agreement, the applicable Sublicense and Temporary Extension, and all rights granted thereunder, shall automatically terminate.

10.3.2.Accruing Obligations.Termination or expiration of this Agreement shall not relieve the Parties of obligations accruing prior to such termination or expiration, including obligations to pay amounts accruing hereunder up to the date of termination or expiration.  After the date of termination or expiration (except in the case of termination by Institutions pursuant to Section 10.2), Company, its Affiliates and Sublicensees may sell Licensed Products then in stock; provided that Company shall pay the applicable Royalties and other payments to Institutions in accordance with Article 4, provide reports and audit rights to Institutions pursuant to Article 5 and maintain insurance in accordance with the requirements of Section 9.2. The Parties agree that the obligations in Section 4.8.1 shall accrue immediately upon execution of this Agreement by both Parties, regardless of the events, invoice and payment timing details set forth therein.

10.3.3.Enabled Products and Enabled Services.  After the date of termination or expiration of this Agreement, Company and its Affiliates may continue to sell and provide Enabled Products and Enabled Services, provided that (a) for the remaining duration of any Royalty Term applicable to any such Enabled Product or Enabled Service, Company shall pay the applicable Royalties and other payments to Institutions in accordance with Article 4, provide reports and audit rights to Institutions pursuant to Article 5, and (b) Company shall maintain insurance in accordance with the requirements of Section 9.2.

10.3.4.Disposition of Company Developments. In the event this Agreement is terminated prior to expiration of the Term, Company shall:

10.3.4.1.consider in good faith with Institutions during the [**] day period after such termination, whether and on what terms Company will provide to Institutions and MIT a copy of, and, if requested by Institutions and MIT, grant Institutions and MIT a sublicensable license to, all patents and patent applications of the Company or its Affiliates that improve or are otherwise related to the Patent Rights or that cover a Licensed Product or Licensed Service that Institutions or MIT are interested in pursuing either themselves or through a licensee; provided that the terms of any such license shall be consistent with Company’s obligations under contract and applicable law and its officers’ and directors’ fiduciary obligations;

10.3.4.2.provide Institutions and MIT with access to and, at Institutions’ and MIT’s request, deliver to Institutions and MIT all documents, filings, data and other information in Company’s or its Affiliates’ possession or control (other than documents, filings, data and other information owned by Sublicensees or Third Parties) relating to any of the Patent Rights, Licensed Products or Licensed Services, including all records required by regulatory authorities to be maintained with respect to Licensed Products or Licensed Services, all regulatory filings, approvals, reports, records, correspondence and other regulatory materials (including any related to reimbursement or pricing approvals), and all documents, data and other information related to clinical trials and other studies of Licensed Products or Licensed Services (collectively, “Documentation and Approvals”) if and to the extent that the provision of, access to and delivery of such Documentation and Approvals shall be consistent with Company’s obligations under contract and applicable law; and

10.3.4.3.permit Institutions and MIT and their licensees and sublicensees to utilize, reference, cross reference, have access to, incorporate in applications and filings (including with any Regulatory Authority in furtherance of applications for regulatory approval), and otherwise have the benefit of all Documentation and Approvals if and to the extent that the foregoing right to utilize, reference, cross reference, have access to, incorporate such Documentation and Approvals shall be consistent with Company’s obligations under contract and applicable law; provided, however, that notwithstanding anything in the foregoing to the contrary, the right to utilize, reference, cross reference, have access to, incorporate such Documentation and Approvals shall not be deemed or construed as a grant of any license or other right under any patent or patent application owned or controlled by Company, its Affiliates or any Third Party.

10.4.                     Survival.  The Parties’ respective rights, obligations and duties under Articles 5, 9, 10 and 11, Sections 8.3 and 8.4, as well as any rights, obligations and duties which by their nature extend beyond the expiration or termination of this Agreement, shall survive any expiration or termination of this Agreement.  In addition, Company’s obligations under (a) Section 4.6, with respect to Sublicenses granted prior to expiration or termination of the Agreement, and (b) Sections 4.4 and 4.5, with respect to any sale, performance or other transfer of Licensed Products, Licensed Services, Enabled Products and Enabled Services occurring under Sections 10.3.2 and 10.3.3 after the Term, shall in each case survive such expiration or termination.

11.                               MISCELLANEOUS.

11.1.                     Confidentiality.

11.1.1.”Institution Confidential Information” means (a) any Institution Technology Transfer Materials or information related to Prosecution of Patent Rights provided to Company by Harvard (“Harvard Confidential Information”); (b) any Institution Technology Transfer Materials or information related to Prosecution of Patent Rights provided to Company by Broad (“Broad Confidential Information”); (c) any information or material in tangible form that is marked as “confidential” or proprietary by an Institution at the time it is sent to Company; and (d) information that is furnished orally by an Institution if such Institution identifies such information as “confidential” or proprietary in writing by a memorandum delivered to Company within [**] business days after the date of disclosure.  “Company Confidential Information” means (i) the Development Plan and any Current Plan, Internal Development Plan or Collaboration Plan; (ii) any information regarding the identity of Selected Targets received by Institutions from the Gatekeeper; (iii) any reports prepared by Company and provided to Institutions pursuant to Sections 3.3, 4.4.4 and 5.1.1 and (iv) any copies of Sublicenses, or information extracted therefrom, provided by Company to Institutions under Section 2.5.2.  The terms of this Agreement constitute the Confidential Information of both Parties. The Parties agree the terms of this Agreement may be shared with HHMI and MIT. “Confidential Information” means the Institution Confidential Information and the Company Confidential Information, as applicable.

11.1.2.For the Term of this Agreement and a period of [**] years thereafter, (a) Company shall maintain in confidence and shall not disclose (i) to any third party any Institution Confidential Information (ii) to Broad any Harvard Confidential Information, without the prior written consent of Harvard, and (iii) to Harvard any Broad Confidential Information, without the prior written consent of Broad and (b) Institutions shall maintain in confidence and shall not disclose to any third party any Company Confidential Information, provided that Institutions may disclose to MIT and HHMI (A) this Agreement including any Exhibits, and (B) such Confidential Information of Company as MIT or HHMI, as the case may be, reasonably requests, provided that any disclosure under the foregoing clause (A) shall be made in confidence to MIT or HHMI, as the case may be, and that any disclosure under the foregoing clause (B) shall be under terms of a written confidentiality agreement prohibiting the use and further disclosure by MIT or HHMI, as the case may be, of such Confidential Information on terms as least as restrictive as those contained herein.  Each Party shall take all reasonable steps to protect the Confidential Information of the other Party with the same degree of care used to protect its own confidential or proprietary information.  Neither Party shall use the Confidential Information of the other Party for any purpose other than those contemplated by this Agreement, which, for clarity, shall include the right of the Company to use the information provided by the Gatekeeper to Company in connection with the exploitation of the licenses granted hereunder, subject to the last sentence of Section 2.6.5.2 and the penultimate sentence of Section 2.6.5.4.  The foregoing obligations under this Section 11.1.2 shall not apply to:

(i)             information that is known to the receiving Party or independently developed by the receiving Party prior to the time of disclosure without use of or reference to the other Party’s Confidential Information, in each case, to the extent evidenced by contemporaneous written records;

(ii)          information that is independently developed by the receiving Party at or after the time of disclosure without use of or reference to the other Party’s Confidential Information, to the extent evidenced by contemporaneous written records;

(iii)       information disclosed to the receiving Party by a Third Party (other than the Gatekeeper) that has a right to make such disclosure;

(iv)      information that is publicly disclosed at or prior to the time of disclosure hereunder or becomes patented, published or otherwise part of the public domain as a result of acts by the furnishing Party or a Third Party obtaining such information as a matter of right; or

(v)         information that is required to be disclosed by order of the FDA or similar authority or a court of competent jurisdiction or other government authority or agency; provided that the Parties shall use commercially reasonable efforts to obtain confidential treatment of such information by the agency, authority, or court.

11.1.3.Permitted Disclosures. Notwithstanding Section 11.1, either Party may disclose Confidential Information of the other Party to the extent such disclosure is reasonably necessary in the following instances:

11.1.3.1.prosecuting or defending litigation in accordance with Article 7 of this Agreement;

11.1.3.2.making filings with the Securities and Exchange Commission or foreign equivalent, any stock exchange or market, or any Regulatory Authorities, which shall include publicly disclosing or filing this Agreement as a “material agreement” in accordance with applicable law or applicable stock exchange regulations;

11.1.3.3.complying with applicable laws, rules, regulations or orders (collectively, “Law”) or submitting information to governmental authorities; provided that if either Party is required by Law to make any public disclosure of Confidential Information of the other Party, to the extent the Party so required may legally do so, it will give reasonable advance notice to the other Party of such disclosure and will use its reasonable efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise); and

11.1.3.4.to its Affiliates and its and their prospective and actual acquirers, licensees, sublicensees, distributors, investors, lenders and underwriters, and (a) its and their employees, consultants, agents, and advisors, on a need to know basis, each of whom prior to disclosure must be bound by written obligations of confidentiality and non-use of substantially equivalent or greater scope and duration than those set forth in this Article 11, and (b) its and their accountants and lawyers, on a need to know basis, each of whom prior to disclosure must be bound by written or legally enforceable professional ethical obligations of confidentiality and non-use of substantially equivalent or greater scope and duration than those set forth in this Article 11; provided that the scope of Confidential Information that may be disclosed to any Person under this Section 11.1.3.4 is limited to the terms of this Agreement and any notices given hereunder and not any other Institution Confidential Information unless otherwise agreed to in writing by such other Party.

11.1.4.Additional Permitted Disclosure.  In addition to the rights set forth elsewhere in this Article 11, each of the Institutions and Company shall have the right to disclose to Third Parties without an obligation of confidentiality all or part of a redacted copy of this Agreement, or the substance thereof, in the form attached as Exhibit 11.1.4.  The Party intending to make such disclosure shall use good faith efforts to notify the other Parties in advance of any such disclosure.  In the event that such advance notice is not provided by a Party that makes such disclosure, such Party shall notify the other Parties of such disclosure promptly after such disclosure is made.

11.2.                     Use of Name.  Except as provided below, Company shall not, and shall ensure that its Affiliates and Sublicensees shall not, use or register the name “The Broad Institute, Inc.,” “Wyss Institute for Biologically Inspired Engineering at Harvard University,” “President and Fellows of Harvard College,” “Massachusetts Institute of Technology,” “Lincoln Laboratory” or any variation, adaptation, or abbreviation thereof (alone or as part of another name) or any logos, seals, insignia or other words, names, symbols or devices that identify Institutions or any Institutions school, unit, division or affiliate (“Institution Names”) for any purpose except with the prior written approval of, and in accordance with restrictions required by, the applicable Institution or MIT, as applicable. Without limiting the foregoing, Company shall, and shall ensure that its Affiliates and Sublicensees shall, cease all use of Institution Names as permitted under or in connection with this Agreement on the termination or expiration of this Agreement except as otherwise approved in writing by the applicable Institution or MIT, as applicable.  This restriction shall not apply to any information required by law to be disclosed to any governmental entity. Company shall not use or register the name “Howard Hughes Medical Institute” or any variation, adaptation, or abbreviation thereof (alone or as part of another name) or any logos, seals, insignia or other words, names, symbols or devices that identify HHMI or any unit of HHMI (“HHMI Names”) or of any HHMI employee (including [**]) in a manner that reasonably could constitute an endorsement of a commercial product or service; but that use for other purposes, even if commercially motivated, is permitted provided that (1) the use is limited to accurately reporting factual events or occurrences, and (2) any reference to an HHMI Name or any HHMI employees (including [**]) in press releases or similar materials intended for public release is approved by HHMI in advance.

11.3.                     Press Release.  Notwithstanding the provisions of Section 11.2, in addition to (and not in limitation of) the disclosure permitted under Section 11.1.4, the Parties shall agree on a public communications plan that shall define the nature and scope of the information relating to this Agreement and the relationship among the Parties that shall be disclosed publicly and may issue a press release in such form as is consistent with such communications plan and mutually acceptable to the Parties (and MIT to the extent of any reference to MIT in such press release). Any use of HHMI Names or the name of any HHMI employee (including [**]) in any such press release must be approved by HHMI in advance.  Each Party agrees that it will not issue a press release or other public statement without obtaining the prior written approval of the other Parties.

11.4.                     No Security Interest.  Company shall not enter into any agreement under which Company grants to or otherwise creates in any third party a security interest in this Agreement or any of the rights granted to Company herein.  Any grant or creation of a security interest purported or attempted to be made in violation of the terms of this Section 11.4 shall be null and void and of no legal effect.

11.5.                     Entire Agreement.  This Agreement is the sole agreement with respect to the subject matter hereof and except as expressly set forth herein, supersedes all other agreements and understandings between the Parties with respect to the same.

11.6.                     Notices.  Unless otherwise specifically provided, all notices required or permitted by this Agreement shall be in writing and may be delivered personally, or may be sent by facsimile, expedited delivery or certified mail, return receipt requested, to the following addresses, unless the Parties are subsequently notified of any change of address in accordance with this Section 11.6:

If to Company (other than invoices):

Editas Medicine, Inc.

300 Third Street, First Floor

Cambridge, Massachusetts 02142

Facsimile: [**]

Attn: Chief Executive Officer

Copy to: Legal Affairs

With a copy to:

WilmerHale

60 State Street

Boston, MA 02019

Facsimile: 617-526-5000

Attn: Richard Hoffman

If to Company (invoices only):	Editas Medicine, Inc. 300 Third Street, First Floor Cambridge, Massachusetts 02142 Facsimile: [**] Attn: [**]

If to Institutions :

Office of Technology Development

Harvard University

Richard A. and Susan F. Smith Campus Center, Suite 727

1350 Massachusetts Avenue

Cambridge, Massachusetts 02138

Facsimile: (617) 495-9568

Attn.: Chief Technology Development Officer

- AND -

The Broad Institute, Inc.

Director, Strategic Alliances

415 Main Street

Cambridge, MA  02142

Facsimile: [**]

Attn: [**]

Any notice shall be deemed to have been received as follows:  (a) by personal delivery or expedited delivery, upon receipt; (b) by facsimile, one business day after transmission or dispatch; (c) by certified mail, as evidenced by the return receipt.  If notice is sent by facsimile, a confirming copy of the same shall be sent by mail to the same address.

11.7.                     Dispute Resolution.  The Parties agree that, in the event of any dispute arising out of or relating to this Agreement (other than disputes arising under Section 3.4 or relating to nonpayment of amounts due to Institutions hereunder or disputes affecting the rights or property of HHMI) (a “Dispute”), either Party by written notice to the other Party may have such issue referred for resolution to the Chief Executive Officer of Company, the Chief Technology Development Officer of Harvard, and the Chief Operating Officer of Broad (collectively, the “Executive Officers”).  The Executive Officers shall meet promptly to discuss the matter submitted and to determine a resolution.  If the Executive Officers are unable to resolve the Dispute within [**] days after it is referred to them, then the Parties may pursue all other rights and remedies available to them under this Agreement, including the right to terminate the Agreement, and the matter may be brought by a Party as a Suit in a court of competent jurisdiction in accordance with Section 11.8 hereof.

11.8.                     Governing Law and Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflict of law provision, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.  Any action, suit or other proceeding arising under or relating to this Agreement (a “Suit”) shall be brought in a court of competent jurisdiction in the Commonwealth of Massachusetts, and the Parties hereby consent to the sole jurisdiction of the state and federal courts sitting in the Commonwealth of Massachusetts.  Each Party agrees not to raise any objection at any time to the laying or maintaining of the venue of any Suit in any of the specified courts, irrevocably waives any claim that Suit has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to any Suit, that such court does not have any jurisdiction over such Party.

11.9.                     Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

11.10.              Headings.  Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.

11.11.              Counterparts.  The Parties may execute this Agreement in two or more counterparts, each of which shall be deemed an original.

11.12.              Amendment; Waiver.  This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party waiving compliance.  The delay or failure of either Party at any time or times to require performance of any provisions hereof shall in no manner affect the rights at a later time to enforce the same.  No waiver by either Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

11.13.              No Agency or Partnership.  Nothing contained in this Agreement shall give either Party the right to bind the other, or be deemed to constitute either Party as agent for or partner of the other or any third party.

11.14.              Assignment and Successors.  This Agreement may not be assigned by Company, whether by operation of law or otherwise, without the consent of the Institutions, except that Company may assign or transfer the Agreement without the consent of the Institutions, to a successor in interest of all or substantially all of the Company’s assets or business related to the Licensed Products or the Agreement, whether by merger, consolidation, sale of assets, or Change of Control or other transaction, provided that (a) the Company shall provide the Institutions with a written notice of such assignment or Change of Control including the identity of the assignee, transferee or controlling party, and a copy of the assignment and assumption agreement or other documentary evidence sufficient to demonstrate Company’s compliance with this Section 11.14 within [**] days after such assignment or Change of Control, and (b) such assignee or transferee agrees in writing to assume the obligations to the Institutions and HHMI that are being assigned or transferred.  Failure of an assignee to agree to be bound by the terms hereof or failure of Company to notify Institutions and provide copies of assignment documentation as specified above shall be grounds for termination of this Agreement for default.  Any attempted assignment in contravention of this Section 11.14 shall be null and void.

11.15.              Force Majeure.  Neither Party shall be responsible for delays resulting from causes beyond the reasonable control of such Party, including fire, explosion, flood, war, strike, or riot, provided that the nonperforming Party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

11.16.              Interpretation.  Each Party hereto acknowledges and agrees that:  (a) it and/or its counsel reviewed and negotiated the terms and provisions of this Agreement and has contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; (c) the terms and provisions of this Agreement shall be construed fairly as to both Parties hereto and not in favor of or against either Party, regardless of which Party was generally responsible for the preparation of this Agreement; and (d) the use of “include,” “includes,” or “including” herein shall not be limiting and “or” shall not be exclusive.

11.17.              Severability.  If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of this Agreement shall not be affected.

11.18.              HHMI Third Party Beneficiary.  HHMI is not a party to this Agreement and has no liability to Company or any licensee, sublicensee, or user of anything covered by this Agreement, but HHMI is an intended third-party beneficiary of this Agreement and certain of its provisions are for the benefit of HHMI and are enforceable by HHMI in its own name.

[The remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

PRESIDENT AND FELLOWS OF HARVARD COLLEGE:

By:	/s/ Isaac T. Kohlberg

Name:	Isaac T. Kohlberg

Title:	Senior Associate Provost, Chief Technology Development Officer

THE BROAD INSTITUTE, INC.:

By:	/s/ Issi Rozen

Name:	Issi Rozen

Title:	Director of Strategic Alliances

EDITAS MEDICINE, INC.:

By:	/s/ Katrine Bosley

Name:	Katrine Bosley

Title:	President & CEO

Exhibit 1.80
Institution Technology Transfer Materials

1.80(A)—Institution Information:

1.80(B)—Institution Materials:

•                  Description of Materials:

[**]

•                  Quantity of Materials:

Exhibit 1.87
Listed Companies

[**]

Exhibit 1.104 - Patent Rights
Broad-Controlled Patents

Exhibit 1.104 shall be updated from time to time by mutual written agreement of Company and the relevant Institution. Any Patent Rights in existence after the Effective Date shall be categorized into the appropriate Patent Rights Category by the relevant Institution and included in Exhibit 1.105 accordingly.

Family	CaseNumber	Broad Ref#	AppNumber	FilDate	AppTitle
[**]	[**]	[**]*	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	14/054,414	15-Oct-13	CRISPR-CAS SYSTEMS AND METHODS FOR ALTERING EXPRESSION OF GENE PRODUCTS
[**]	[**]	[**]	14/183,429	18-Feb-14	CRISPR-CAS SYSTEMS AND METHODS FOR ALTERING EXPRESSION OF GENE PRODUCTS
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
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* Rockefeller is a joint applicant on this application with an inventive contribution to certain aspects of the inventions disclosed. Broad does not and does not purport to grant any rights in Rockefeller’s interest in these applications in this Agreement.

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[**]	[**]	[**]	13818570.7	27-May-14	ENGINEERING OF SYSTEMS, METHODS AND OPTIMIZED GUIDE COMPOSITIONS FOR SEQUENCE MANIPULATION
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Exhibit 1.104 — Patent Rights

Harvard-Controlled Patents

Harvard Case	Country	Serial Number	Filing Date	Application Title	Category
[**]	[**]	[**]	[**]	[**]	[**]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. A total of 4 pages were omitted. [**]

Exhibit 1.105 — Patent Rights Categories (Broad-Controlled Patents)

[**]

Patent Rights Category	CaseNumber	Broad Ref#	AppNumber	FilDate	AppTitle
[**]	[**]	[**]*	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	14/054,414	15-Oct-13	CRISPR-CAS SYSTEMS AND METHODS FOR ALTERING EXPRESSION OF GENE PRODUCTS
[**]	[**]	[**]	14/183,429	18-Feb-14	CRISPR-CAS SYSTEMS AND METHODS FOR ALTERING EXPRESSION OF GENE PRODUCTS
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
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* See Exhibit 1.104 (Broad-Controlled Patents) regarding the interests of Rockefeller.

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[**]	[**]	[**]	13818570.7	27-May-14	ENGINEERING OF SYSTEMS, METHODS AND OPTIMIZED GUIDE COMPOSITIONS FOR SEQUENCE MANIPULATION
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Exhibit 1.105 — Patent Rights Categories (Harvard-Controlled Patents)

[**]

Harvard Case	Country	Serial Number	Filing Date	Application Title	Patent Rights Category
[**]	[**]	[**]	[**]	[**]	[**]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. A total of 4 pages were omitted. [**]

Exhibit 3.1
Development Milestones

For the purposes of this Exhibit 3.1, [**].

A. Biopharma Partnering

Development Milestone	Years from Effective Date within which to achieve Development Milestone
[**]	[**]

B. First Licensed Product in the Field

Development Milestone	Years from Effective Date within which to achieve Development Milestone
[**]	[**]
[**]	[**]

C. Second Licensed Product in the Field*

Development Milestone	Years from Effective Date within which to achieve Development Milestone
[**]	[**]
[**]	[**]

[**].

D. Third Licensed Product in the Field**

Development Milestone	Years from Effective Date within which to achieve Development Milestone
[**]	[**]

[**].

Exhibit 3.2
Development Plan

[as follows]

Confidnetial Materials omitted and filed separately with the Securities and Exchange Commission. A total of 6 pages were omitted. [**]

Exhibit 11.1.4
Redacted Agreement

Redactions Indicated by “[***]”

LICENSE AGREEMENT

This License Agreement (this “Agreement”) is entered into as of this 29th day of October, 2014 (the “Effective Date”), by and between, on the one hand, President and Fellows of Harvard College, an educational and charitable corporation existing under the laws and the constitution of the Commonwealth of Massachusetts, having a place of business at Smith Campus Center, Suite 727, 1350 Massachusetts Avenue, Cambridge, Massachusetts 02138 (“Harvard”) and the Broad Institute, Inc., a non-profit Massachusetts corporation, with a principal office at 415 Main Street, Cambridge, MA 02142 (“Broad,” together with Harvard, the “Institutions” and each individually, an “Institution”) and, on the other hand, Editas Medicine, Inc., a Delaware corporation, with a principal office at 300 Third Street, First Floor, Cambridge, Massachusetts 02142 (“Company”).  Company and Institutions are each referred to herein as a “Party” and together, the “Parties.”

WHEREAS, the technology claimed in the Patent Rights (as defined below) was discovered by researchers at the Institutions;

WHEREAS, one or more of such researchers is an employee of the Howard Hughes Medical Institute (“HHMI”) and HHMI has assigned to Harvard its rights in those Patent Rights on which an HHMI employee is an inventor, subject to certain rights retained by HHMI as specifically described below;

WHEREAS, Harvard is a sole owner of certain of the Patent Rights, identified as “Harvard-Controlled Patents” on the attached Exhibit 1.104;

WHEREAS, the Massachusetts Institute of Technology (hereinafter “MIT,” a not-for-profit Massachusetts Corporation with a principal place of business at 77 Massachusetts Avenue, Cambridge, Massachusetts 02139) and Broad are co-owners of certain of the Patent Rights (the “MIT/Broad Co-Owned Patent Rights”);

WHEREAS, Harvard, MIT and Broad are co-owners of certain of the Patent Rights (the “Harvard/MIT/Broad Co-Owned Patent Rights,” identified together with the MIT/Broad Co-Owned Patent Rights as “Broad-Controlled Patents” on the attached Exhibit 1.104);

WHEREAS, pursuant to that certain Operating Agreement by and among Broad, MIT and Harvard dated July 1, 2009, MIT and Harvard have authorized Broad to act as their sole and exclusive agent for the purposes of licensing, as applicable, the MIT/Broad Co-Owned Patent Rights and the Harvard/MIT/Broad Co-Owned Patent Rights, and MIT and Harvard have authorized Broad to enter into this Agreement on their behalf with respect to such Patent Rights;

WHEREAS, Company wishes to obtain a license under the Patent Rights;

WHEREAS, Institutions and MIT desire to have products based on the inventions described in the Patent Rights developed and commercialized to benefit the public; and

1

WHEREAS, Company has represented to Institutions, in order to induce Institutions to enter into this Agreement, that Company shall commit itself to the development and commercialization of such products so that public utilization shall result.

NOW, THEREFORE, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.                                      DEFINITIONS.

Whenever used in this Agreement with an initial capital letter, the terms defined in this Article 1, whether used in the singular or the plural, shall have the meanings specified below.

1.1.                            “Abandoned Patent Rights” has the meaning set forth in Section [***].

1.2.                            [***]

1.3.                            “Additional National Stage Filings” has the meaning set forth in Section 6.1.5.

1.4.                            [***]

1.5.                            “Affiliate” means, as to any Person, any other Person that controls, is controlled by, or is under common control with, such Person.  For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means the possession, directly or indirectly, of the power to direct the management or policies of an organization or entity, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or otherwise.  Without limiting the foregoing, control shall be presumed to exist when a Person (a) owns or directly controls more than fifty percent (50%) of the voting securities or other ownership interest of another Person or (b) possesses, directly or indirectly, the power to elect or appoint more than fifty percent (50%) of the members of the governing body of the other Person.

1.6.                            “Ag Product” means any product comprising a plant, plant tissue or plant seed, including any organism in the microbiome used in association with such plant, plant tissue or plant seed, that is used for agricultural purposes.

1.7.                            “Ag Regulatory Authority” means the United States Environmental Protection Agency, United States Department of Agriculture, or any successor agency, and any foreign governmental equivalent, having the authority over the regulation and/or commercialization of plants and agricultural products.

1.8.                            “Agreement” has the meaning set forth in the Preamble.

1.9.                            [***]

1.10.                     “Bankruptcy Event” means, with respect to any Person, any of the following:

(a)                                 such Person shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy,

2

insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

(b)                                 an involuntary case or other proceeding shall be commenced against such Person seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of [***] days; or an order for relief shall be entered against such Person under the federal bankruptcy laws as now or hereafter in effect; or

(c)                                  a receiver or trustee shall be appointed with respect to such Person or all or substantially all of the assets of such Person.

1.11.                     “Bona Fide Proposal” means a proposal by a Proposing Party for the research, development and commercialization of a Proposed Product.  A Bona Fide Proposal shall include, at a minimum, (a) a research, development and commercialization plan (including Development Milestones) for a Proposed Product, which must be commercially reasonable and reasonably satisfactory to Institutions, including evidence that the Proposing Party has, or reasonably expects to have, access to any intellectual property (other than the intellectual property that would be the subject of any Proposed Product License), that would be necessary to research, develop and commercialize such product and has, or reasonably expects to have, funding available to advance such plan, and (b) evidence that the Proposing Party has commenced, or would commence within [**] days after the date of a Proposed Product License, research, development or commercialization of such product under such plan.

1.12.                     “Breach Inventions” has the meaning set forth in Section 2.7.3.

1.13.                     “Broad” has the meaning set forth in the Preamble.

1.14.                     “Broad Confidential Information” has the meaning set forth in Section 11.1.1.

1.15.                     “Calendar Quarter” means each of the periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 during the Term.

1.16.                     “Calendar Year” means any twelve (12) month period commencing on January 1.

1.17.                     [***]

1.18.                     “Category Termination Notice” has the meaning set forth in Section 3.1.1.

1.19.                     [***]

3

1.20.                     “Change of Control” means, with respect to Company, (a) a merger or consolidation of Company with a third party which results in the voting securities of Company outstanding immediately prior thereto ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a third party, together with its Affiliates, becomes the owner of fifty percent (50%) or more of the combined voting power of Company’s outstanding securities other than through issuances by Company of securities of Company in a bona fide financing transaction or series of related bona fide financing transactions, or (c) the sale or other transfer to a third party of all or substantially all of Company’s assets or all or substantially all of Company’s business to which this Agreement relates.

1.21.                     [***]

1.22.                     “Church IP” means the Patent Rights identified in Exhibit 1.104 as Church IP.

1.23.                     “Claims” has the meaning set forth in Section 9.1.1.

1.24.                     “Collaboration Agreement” means a license, collaboration, co-development or joint venture agreement between Company and any Third Party.

1.25.                     “Collaboration Period” has the meaning set forth in Section 2.6.5.5.

1.26.                     “Collaboration Plan” has the meaning set forth in Section 2.6.3.2(b), as may be amended in accordance therewith.

1.27.                     “Committed Funding” means, with respect to a Target-Based Collaboration, the total amount of funding that has been contractually committed by the Target-Based Collaborator under such Target-Based Collaboration for further research and development by Company on products directed to Gene Targets selected for research and development under such Target-Based Collaboration; provided that, and so long as, such funding is expended in a commercially reasonable manner to advance such research and development on such products.

1.28.                     “Company” has the meaning set forth in the Preamble.

1.29.                     “Company Confidential Information” has the meaning set forth in Section 11.1.1.

1.30.                     [***]

1.31.                     “Confidential Information” has the meaning set forth in Section 11.1.1.

1.32.                     “Covered” means, with respect to a given product, process, method or service, that a Valid Claim would (absent a license thereunder or ownership thereof) be infringed by the making, using, selling, offering for sale, importation or other exploitation of such product, process, method or service.  With respect to a claim of a pending patent application, “infringed” refers to activity that would infringe or be covered by such Valid Claim if it were contained in an issued patent.  Cognates of the word “Covered” shall have correlative meanings.

4

1.33.                     “CRISPR Patent Rights” means the Patent Rights identified on Exhibit 1.105 as CRISPR Patent Rights.

1.34.                     [***]

1.35.                     “Current Development Demonstration” has the meaning set forth in Section 2.6.2.

1.36.                     “Current Plan” has the meaning set forth in Section 2.6.2, as may be amended in accordance therewith.

1.37.                     “Delivery Patent Rights” means the Patent Rights identified on Exhibit 1.105 as Delivery Patent Rights.

1.38.                     “Developing Country” means any country identified as a Low-income or Lower-middle-income economy in the World Bank “Country and Lending Groups” classification.

1.39.                     “Development Milestones” means, with respect to a given product, the diligence milestones for the development and commercialization of such product.

1.40.                     “Development Plan” means the plan for the development and commercialization of Licensed Products attached hereto as Exhibit 3.2, as such plan may be adjusted from time to time pursuant to Section 3.2.

1.41.                     “Direct License” has the meaning set forth in Section 10.3.1.2.

1.42.                     “Dispute” has the meaning set forth in Section 11.7.

1.43.                     “Documentation and Approvals” has the meaning set forth in Section 10.3.4.2.

1.44.                     “Effective Date” has the meaning set forth in the Preamble.

1.45.                     “Enabled Product” means any product, other than a Licensed Product, which is or incorporates, or which is made, identified, discovered, developed, optimized, characterized, selected, derived from or determined to have utility, in whole or in part, by the use or modification of, (a) any Patent Rights or any technology or invention covered thereby, (b) any Licensed Product or any Institution Technology Transfer Materials, (c) any progeny, modification or derivative of a Licensed Product, or (d) any living or nonliving cell, organism, microorganism (including viruses), plant, plant tissue or plant seed made or modified through use of a Licensed Product or technology covered by the Patent Rights, or any progeny, clone, modification or derivative of such living or nonliving cell, organism, microorganism (including viruses), plant, plant tissue or plant seed; provided, however, that the term “Enabled Product” shall not include any large or small molecule that (i) was identified or discovered using Institution Technology Transfer Materials, a Licensed Product or technology Covered by the Patent Rights and (ii) does not otherwise meet the definition of Enabled Product (i.e., it is identified or discovered using the Institution Technology Transfer Materials, a Licensed Product or technology covered by the Patent Rights but otherwise is not, or does not incorporate, or is not made, developed, optimized, characterized, selected, derived from or determined to have utility,

5

in whole or in part, by the use or modification of the Institution Technology Transfer Materials, a Licensed Product or technology covered by the Patent Rights in a way that would cause it to be included in the definition of Enabled Product).

1.46.                     “Enabled Service” means any process, method or service, other than a Licensed Service, which uses, incorporates, is based upon or is derived from (a) any Patent Rights or any technology or invention covered thereby, or (b) a Licensed Product or Enabled Product.

1.47.                     “Enrolled” means that a human research subject has met the initial screening criteria for inclusion in a clinical study and has been deemed eligible to participate in such clinical study, all as provided in the applicable clinical study protocol(s) and statistical analysis plan(s).  For clarity, human research subjects that have been screened for inclusion in a clinical study and deemed ineligible based on such the results of screening shall not be deemed to be “Enrolled” for the purposes of this Agreement.

1.48.                     “E.U. Major Market Countries” means the United Kingdom, Germany, Italy, France and Spain.

1.49.                     “Event” means each instance of modification, activation, suppression, editing, deletion, transgenic introduction, or other alteration of a specific Gene Target within an Ag Product.

1.50.                     “Executive Officers” has the meaning set forth in Section 11.7.

1.51.                     “FDA” means the United States Food and Drug Administration.

1.52.                     “Field” means the prevention or treatment of human disease using (i) gene therapy, (ii) editing (including modifying) of Genetic Material or (iii) targeting of Genetic Material (including targeting of Genetic Material to modify associated chromatin), either (a) ex vivo for subsequent administration to a human, in the case of the foregoing clause (ii) or (iii) of a product so edited or targeted, or (b) in vivo, by a product administered to a human, in the case of the foregoing clause (ii) or (iii) of a product that so edits or targets; provided that, (I) the Field does not include the prevention or treatment of human disease using a small or large molecule that (A) was identified or discovered using technology Covered by the Patent Rights, (B) is Covered by (x) a Valid Claim of the Patent Rights Covering the identifying or discovering of small or large molecules, and/or (y) a product-by-process or similar Valid Claim of the Patent Rights directed to a small or large molecule so identified or discovered, and (C) is not Covered by any other Valid Claim of the Patent Rights; (II) the Field does not include (A) modifying animals or animal cells for the creation, making, having made, use, sale, offer for sale, having sold, exportation and importation of organs suitable for xenotransplantation into humans or (B) research and development, and commercialization and other use or exploitation, of products or services in the field of Livestock Applications; (III) with respect to the Delivery Patent Rights, the Field only includes targeting of Genetic Material as set forth in clauses (a) and (b) above if such targeting is related to the use of CRISPR, TALE or zinc finger nuclease technology; and (IV) the Field does not include production or processing of small or large molecules, including for the prevention or treatment of human disease, that are made using technology Covered by the Patent Rights, unless such small or large molecules (xx) are used for gene therapy, editing

6

(including modifying) of Genetic Material or targeting of Genetic Material (including targeting of Genetic Material to modify associated chromatin), in each case as set forth in clauses (a) and (b) above, and provided that with respect to the Delivery Patent Rights such targeting is related to the use of CRISPR, TALE or zinc finger nuclease technology (other than through the making of such small or large molecules), and (yy) are not otherwise excluded from this definition of Field.

1.53.                     “Field Trial” means a field trial conducted by or on behalf of Company, an Affiliate of Company or a Sublicensee which evaluates whether an Ag Product confers or improves the Trait of interest compared to the same or closely related products that do not contain the applicable Event and which occurs after initial laboratory studies of such Ag Product.

1.54.                     “First Commercial Sale” means the date of the first sale by Company, its Affiliate or a Sublicensee of a Licensed Product, Licensed Service, Enabled Product or Enabled Service to a Third Party following receipt of Regulatory Approval in the country in which such Licensed Product, Licensed Service, Enabled Product or Enabled Service is sold, excluding, however, any sale or other distribution for use in a clinical study, charitable purposes or compassionate use or similar limited purposes.

1.55.                     [***]

1.56.                     [***]

1.57.                     “Gatekeeper” has the meaning set forth in Section 2.6.5.1.

1.58.                     “Gatekeeper Inquiry” has the meaning set forth in Section 2.6.5.4.

1.59.                     “Gatekeeper Inquiry Date” has the meaning set forth in Section 2.6.5.4.

1.60.                     “Gatekeeper Non-Performance Notice” has the meaning set forth in Section 2.6.5.4.

1.61.                     “Gatekeeper Notice” has the meaning set forth in Section 2.6.5.4.

1.62.                     “Gene Target” means any human or non-human gene target, including any Genetic Material therein and coding, non-coding and regulatory regions thereof.

1.63.                     “Genetic Material” means all DNA (including without limitation DNA in and outside chromosomes) and RNA.

1.64.                     “Harvard” has the meaning set forth in the Preamble.

1.65.                     “Harvard Confidential Information” has the meaning set forth in Section 11.1.1.

1.66.                     “Harvard/MIT/Broad Co-Owned Patent Rights” has the meaning set forth in the Recitals.

7

1.67.                     “HHMI Indemnitees” has the meaning set forth in Section 9.1.3.

1.68.                     “HHMI License” has the meaning set forth in Section 2.2.1.

1.69.                     “HHMI Names” has the meaning set forth in Section 11.2.

1.70.                     “IND” means an FDA Investigational New Drug application, or equivalent application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

1.71.                     “Indemnitees” has the meaning set forth in Section 9.1.1.

1.72.                     “Indemnitor” has the meaning set forth in Section 9.1.1.

1.73.                     “Ineligible Sublicensees” has the meaning set forth in Section 10.3.1.2.

1.74.                     [***]

1.75.                     “Institution” or “Institutions” has the meaning set forth in the Preamble.

1.76.                     “Institution Confidential Information” has the meaning set forth in Section 11.1.1.

1.77.                     “Institution Information” has the meaning set forth in Section 1.80.

1.78.                     “Institution Materials” has the meaning set forth in Section 1.80.

1.79.                     “Institution Names” has the meaning set forth in Section 11.2.

1.80.                     “Institution Technology Transfer Materials” means (a) the protocols, data and other information listed in Exhibit 1.80A as may be amended upon the prior written approval of Company and the Institution providing the applicable protocols, data and information, such approval to be provided in Company’s and such Institution’s sole discretion (“Institution Information”), and (b) the material listed in Exhibit 1.80B (as may be amended upon the prior written approval of Company and the Institution providing the applicable material, such approval to be in Company’s and such Institution’s sole discretion) and any progeny, derivatives, analogs, and modifications of such material made by or on behalf of Company or its Affiliates or any of their Sublicensees or subcontractors (“Institution Materials”).

1.81.                     “Internal Development Plan” has the meaning set forth in Section 2.6.3.1(b), as may be amended in accordance therewith.

1.82.                     “Law” has the meaning set forth in Section 11.1.3.3.

1.83.                     [***]

1.84.                     “Licensed Product” means on a country-by-country basis, any product the making, using, selling, offering for sale, exporting or importing of which product in the country

8

in question is Covered by at least one Valid Claim in that country.  If, during the Royalty Term for a given Licensed Product, such Licensed Product is no longer Covered by at least one Valid Claim in a country, then [***].

1.85.                     “Licensed Service” means, on a country-by-country basis, any process, method or service (a) that is performed or provided using a Licensed Product or (b) that does not fall within the definition of clause (a) but the performing or providing of which process, method or service in the country in question is Covered by at least one Valid Claim.  If, during the Royalty Term for a Licensed Service that falls under the foregoing clause (b), such Licensed Service is no longer Covered by at least one Valid Claim in a country, then [***].

1.86.                     “List of Countries” has the meaning set forth in Section 6.1.5.

1.87.                     [***]

1.88.                     [***]

1.89.                     “Livestock Applications” means (a) the modification or alteration of livestock, or of any products, cells or materials derived from livestock or the use or provision of any processes, methods or services using livestock or using any products, cells or materials derived from livestock, for the purposes of (i) affecting the fitness of such livestock, including affecting their ability to survive or reproduce, (ii) creating, expressing, transmitting, conferring, improving, or imparting a Trait of interest in such livestock, or (iii) bioproduction or bioprocessing, or (b) the use, production, alteration or modification of exotic animals, or of any products, cells, tissues or materials derived from exotic animals (including biomaterials derived from such exotic animals) in or for consumer goods or products.  For the purposes of this definition, (A) “livestock” means (1) cattle, sheep, goats, buffalo, llamas, camels, swine, poultry and fowl (including egg-producing poultry and fowl), dogs, cats and equine animals, (2) animals used for food or in the production of food, (3) animals ordinarily raised or used on the farm or for home use, consumption, or profit, and (4) fish used for food, and (B) “exotic animals” means snakes, alligators, elephants, camels and other exotic animals but specifically excludes all rodents.  Notwithstanding anything in this definition or elsewhere in this Agreement to the contrary, Livestock Applications does not include (i) the use of any animal or animal cell in preclinical research or (ii) the treatment of animal disease.

1.90.                     [***]

1.91.                     [***]

1.92.                     “Milestone Explanation” has the meaning set forth in Section 3.4.

1.93.                     [***]

1.94.                     “Milestone Plan” has the meaning set forth in Section 3.4.

1.95.                     “MIT” has the meaning set forth in the Recitals.

9

1.96.       “MIT/Broad Co-Owned Patent Rights” has the meaning set forth in the Recitals.

1.97.       [***]

1.98.       “Non-Achieved Category” has the meaning set forth in Section 3.1.

1.99.       “Non-Exclusive Purpose” means (i) any of the purposes set forth in Section 2.1.2(a) - (i) except for research purposes within the Field, and (ii) any other purpose outside of the Field.

1.100.     “Non-U.S. Milestone Market” means any country, other than the United States, that is not a Developing Country as of the date the applicable Milestone Event occurs.

1.101.     [***]

1.102.     “Party” and “Parties” have the meaning set forth in the Preamble.

1.103.     [***]

1.104.     “Patent Rights” means the patents and patent applications that are listed on the attached Exhibit 1.104 and any and all divisionals, continuations, continuations-in-part (only to the extent of claims that are entitled to the priority date of and directed specifically to the subject matter claimed in the applications listed on the attached Exhibit 1.104), substitutes, counterparts and foreign equivalents thereof filed in any country, and any patents issuing thereon (but in the case of patents issuing on continuations-in-part applications, only to the claims thereof that are entitled to the priority date of and directed specifically to the subject matter claimed in the applications listed on the attached Exhibit 1.104) and any reissues, reexaminations or extensions thereof.

1.105.     “Patent Rights Categories” means the CRISPR Patent Rights, the TALE Patent Rights and the Delivery Patent Rights; provided that, if the most reasonable interpretation of the claims of the Patent Rights within the foregoing categories requires that such Patent Rights be reclassified, then the Parties shall discuss such reclassification in good faith.

1.106.     “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.107.     “Phase I Clinical Study” means, as to a specific Licensed Product, a study of such product in humans designed to satisfy the requirements of 21 C.F.R. § 312.21(a), as amended from time to time, or the corresponding regulation in jurisdictions other than the United States.

10

1.108.     “Phase II Ag Trial” means the second phase of Field Trials for an Ag Product which is designed to test for the occurrence of a statistically significant level of desired Trait performance.

1.109.     “Phase II Clinical Study” means (a) a preliminary efficacy and safety human clinical study in any country conducted to evaluate a drug for a particular indication or indications in patients with the disease or condition under study, where at least one of the primary endpoints of such study is an efficacy endpoint, or (b) any human clinical study that satisfies the requirements of 21 C.F.R. § 312.21(b) in the United States.

1.110.     “Phase III Clinical Study” means (a) a human clinical study in any country, whether controlled or uncontrolled, that is performed to obtain Regulatory Approval of a drug after preliminary evidence suggesting effectiveness of the drug under evaluation has been obtained, and intended to confirm with statistical significance the efficacy and safety of a drug, to evaluate the overall benefit-risk relationship of the drug and to provide an adequate basis for physician labeling, or (b) a human clinical study that satisfies the requirements of 21 C.F.R. § 312.21(c) in the United States.

1.111.     “Potential Target” has the meaning set forth in Section 2.6.5.2.

1.112.     “Potential Target Period” has the meaning set forth in Section 2.6.5.2.

1.113.     “Process” has the meaning set forth in Section 2.6.6.

1.114.     “Proposed Product” has the meaning set forth in Section 2.6.1.

1.115.     “Proposed Product Collaboration Partner” has the meaning set forth in Section 2.6.3.2(a).

1.116.     “Proposed Product Extension Period” has the meaning set forth in Section 2.6.6.

1.117.     “Proposed Product License” has the meaning set forth in Section 2.6.4.

1.118.     “Proposed Product Notice” has the meaning set forth in Section 2.6.1.

1.119.     “Proposed Product Notice Date” has the meaning set forth in Section 2.6.1.

1.120.     “Proposed Product Option” has the meaning set forth in Section 2.6.2.

1.121.     “Proposing Party” has the meaning set forth in Section 2.6.1.

1.122.     “Prosecution” means the preparation, filing, prosecution, issuance and maintenance of the Patent Rights, including continuations, continuations-in-part, divisionals, extensions, reexaminations, inter partes review, reissues, supplemental examination, appeals, interferences, derivation proceedings, oppositions, all other proceedings before the United States Patent and Trademark Office (including the Patent Trial and Appeal Board) and foreign patent

11

offices, and any judicial or other appeals of the foregoing.  Cognates of the word “Prosecution” have their correlative meanings.

1.123.     “Record Retention Period” has the meaning set forth in Section 5.3.

1.124.     “Regulatory Approval” means, with respect to a particular product or service, receipt of all regulatory clearances or approvals (which in the case of the E.U. may be through the centralized procedure) required in the jurisdiction in question for the sale of the applicable product or service in such jurisdiction, including receipt of pricing approval, if any, legally required for such sale.

1.125.     “Regulatory Authority” means any applicable government regulatory authority involved in granting clearances or approvals for the manufacturing and marketing of a Licensed Product, Licensed Service, Enabled Product or Enabled Service including, in the United States, the FDA.

1.126.     [***]

1.127.     “Response Notice” has the meaning set forth in Section 3.1.1.

1.128.     “Response Period” has the meaning set forth in Section 3.1.1.

1.129.     [***]

1.130.     “Royalty Term” means, on a country-by-country and product/service-byproduct/service basis, the period commencing on the Effective Date and ending on the later of:  (a) the expiration of the last Valid Claim within the Patent Rights Covering the Licensed Product or Licensed Service or (b) the [***] anniversary of the date of the First Commercial Sale of the Licensed Product, Licensed Service, Enabled Product or Enabled Service; provided that, [***].

1.131.     [***]

1.132.     [***]

1.133.     [***]

1.134.     “Selected Target” has the meaning set forth in Section 2.6.5.2.

1.135.     “Selection Date” has the meaning set forth in Section 2.6.5.2.

1.136.     [***]

1.137.     [***]

1.138.     [***]

1.139.     [***]

1.140.     [***]

12

1.141.     “Sublicense” means an agreement (other than an assignment of this Agreement in compliance with Section 11.14) in which Company (a) grants or otherwise transfers any of the rights licensed to Company hereunder or rights relating to Licensed Products, Licensed Services, Enabled Products or Enabled Services, (b) agrees not to assert such rights or to sue, prevent or seek a legal remedy for the practice of same, or (c) is under an obligation to grant, assign or transfer any such rights or non-assertion, or to forebear from granting or transferring such rights to any other entity, including by means of an option.  Agreements expressly considered Sublicenses include (i) licenses, option agreements, “lock up” agreements, right of first refusal agreements, non-assertion agreements, covenants not to sue, distribution agreements that grant or otherwise transfer any rights licensed to Company hereunder, or similar agreements, and (ii) agreements that grant or otherwise transfer rights licensed to Company under this Agreement along with rights owned by the Company or granted to the Company by a Third Party, but excluded from this definition of “Sublicense” is an assignment of this Agreement in compliance with Section 11.14.  For the avoidance of doubt, if a Sublicense is entered into pursuant to an option or similar agreement that is also a Sublicense, then the date of execution of the Sublicense shall be the execution date of the option or similar agreement, not the date of the exercise of the option or similar agreement.

1.142.     [***]

1.143.     “Sublicensee” means any Third Party of Company to which Company has granted a Sublicense.

1.144.     “Suit” has the meaning set forth in Section 11.8.

1.145.     “TALE Patent Rights” means the Patent Rights identified on Exhibit 1.105 as TALE Patent Rights.

1.146.     “Target-Based Collaboration” has the meaning set forth in Section 2.6.5.

1.147.     “Target-Based Collaborator” has the meaning set forth in Section 2.6.5.

1.148.     “Target List” has the meaning set forth in Section 2.6.5.2.

1.149.     “Temporary Extension” has the meaning set forth in Section 10.3.1.2.

1.150.     “Term” means the term of this Agreement as set forth in Section 10.1.

1.151.     “Third Party” means any Person that is not (a) an Institution, (b) Company or (c) an Affiliate of Company.

1.152.     “Trait” means any biochemical, physiological, physical or other attribute or phenotype of a cell, plant or plant component, or animal or animal component.

1.153.     “Valid Claim” means:  (a) a claim of an issued and unexpired patent within the Patent Rights that has not been (i) held permanently revoked, unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, (ii) disclaimed or rendered unenforceable through

13

disclaimer or otherwise, or (iii) abandoned, or (b) a pending claim of a pending patent application within the Patent Rights, which claim has not been pending for more than [***] years from the first substantive office action with respect to the pending claim and has not been abandoned or finally rejected without the possibility of appeal or refiling or without such appeal having been taken or refiling having been made within the applicable time periods.  Notwithstanding the foregoing, (i) the [***] year pendency period set forth in clause (b) above shall only apply if, [***].  The invalidity of a particular claim in one or more countries shall not invalidate such claim in any remaining countries.  For the avoidance of doubt, a pending claim of a patent application filed pursuant to the Patent Cooperation Treaty shall be considered pending in all designated jurisdictions.

2.                                      LICENSE.

2.1.         License Grants.

2.1.1.      Exclusive License Grant.  Subject to Section 2.2 and the other terms and conditions of this Agreement, each Institution hereby grants to Company an exclusive, worldwide, royalty-bearing license, sublicensable solely in accordance with Section 2.5 below, under each Institution’s respective interest in the Patent Rights, solely to make, have made, use, have used, sell, offer for sale, have sold, export and import Licensed Products, solely for use in the Field, except that (a) the license granted by Broad is non-exclusive with respect to the treatment of medullary cystic kidney disease 1, and (b) the license granted by both Institutions excludes (i) the field of modifying animals or animal cells for the creation, making, having made, use, sale, offer for sale, having sold, exportation and importation of organs suitable for xenotransplantation into humans and (ii) research and development, and commercialization and other use or exploitation, of products or services in the field of Livestock Applications.  For the avoidance of doubt, the exclusive license under this Section 2.1.1 does not include a license for Licensed Services (a non-exclusive license for which is granted under Section 2.1.2 hereof).

2.1.2.      Non-Exclusive License Grant.  Subject to Section 2.2 and the other terms and conditions of this Agreement, each Institution hereby grants to Company a non-exclusive, worldwide, royalty-bearing license, sublicensable solely in accordance with Section 2.5 below, under each Institution’s respective interest in the Patent Rights and the Institution Information, for all purposes, including without limitation (a) for internal research and development purposes, (b) for research, development and commercialization of research products and research tools, (c) for research, development and commercialization of bioprocess products, (d) for research, development and commercialization of Enabled Products and Enabled Services, (e) for research, development and commercialization of agricultural products, (f) for treatment of animal disease, (g) to perform or provide Licensed Services and Enabled Services, (h) for research, development and commercialization of diagnostic products, and (i) for research, development and commercialization of products for the treatment and prevention of human disease outside the Field; provided that the license granted by Harvard under the Church IP excludes (A) the field of modifying animals or animal cells for the creation, making, having made, use, sale, offer for sale, having sold, exportation and importation of organs suitable for xenotransplantation into humans and (B) research and development, and commercialization and other use or exploitation of products or services, in the field of Livestock Applications.

14

2.2.         Reservation of Rights.  Notwithstanding anything herein to the contrary:

2.2.1.      Government and Non-Profit Rights.  Any and all licenses and other rights granted under this Agreement are limited by and subject to (a) any rights or obligations of the Institutions and United States government under 35 U.S.C. §§ 200-212 and 37 CFR Part 401 et seq.; any right granted in this Agreement greater than that permitted under 35 U.S.C. §§ 200-212 and 37 CFR Part 401 et seq. shall be subject to modification as may be required to conform to the provisions of those statutes and regulations, and (b) Institutions’ and MIT’s reservation of the right, for each of them and other academic, government and non-profit entities, to make, use and practice the Patent Rights for research, teaching, or educational purposes.  Further, Company acknowledges that it has been informed that the Patent Rights and Institution Technology Transfer Materials were developed, at least in part, by employees of HHMI and that HHMI has a fully paid-up, non-exclusive, irrevocable, worldwide license to exercise any intellectual property rights with respect to such Patent Rights and Institution Technology Transfer Materials for research purposes, with the right to sublicense to non-profit and governmental entities (the “HHMI License”).  Any and all licenses and other rights granted under this Agreement are explicitly made subject to the HHMI License.

2.2.2.      Research Reservation.  In addition to the reservation of rights under Section 2.2.1, the exclusive license granted to Company in the Field under Section 2.1.1 of this Agreement is subject to Institutions’ and MIT’s reservation of the right, for each of them and any Third Party (including non-profit and for-profit entities, subject to Section [***]), to research, develop, make, have made, use, offer for sale, sell, have sold, import or otherwise exploit the Patent Rights and Licensed Products as research products or research tools, or for research purposes, in the Field.  Without otherwise limiting or expanding the foregoing, for the purposes of this Section 2.2.2, “research purposes” shall not be interpreted to include the administration of Licensed Products into humans.

2.2.3.      [***]

2.3.         Affiliates.  The licenses granted to Company under Section 2.1 include the right to have some or all of Company’s rights or obligations under this Agreement exercised or performed by one or more of Company’s Affiliates on Company’s behalf; provided, however, that:

2.3.1.      Company shall notify Institutions in writing [***] days in advance of any Affiliate exercising or performing any of Company’s rights or obligations under this Agreement;

2.3.2.      prior to any Affiliate exercising or performing any of Company’s rights or obligations under this Agreement, such Affiliate shall agree in writing with Company to be bound by the terms and conditions of this Agreement as if it were Company hereunder, including specific written agreement (a) to indemnify, defend and hold Indemnitees and HHMI Indemnitees harmless, and carry insurance, under the same terms as Article 9 of this Agreement, and (b) that Institutions and HHMI are express third party beneficiaries of such writing;

2.3.3.      no such Affiliate shall be entitled to grant, directly or indirectly, to any Person any right of whatever nature under, or with respect to, or permitting any use or

15

exploitation of, any of the Patent Rights or the Institution Technology Transfer Materials, including any right to develop, manufacture, market or sell Licensed Products or to perform Licensed Services;

2.3.4.      any act or omission by an Affiliate of Company shall be deemed an act or omission by Company hereunder, and Company shall be responsible for each of its Affiliates complying with all obligations of Company under this Agreement (including without limitation all restrictions placed on Company herein);

2.3.5.      any assumption of rights or obligations by Affiliates of Company under this Agreement shall not relieve Company of any of its obligations under this Agreement; and

2.3.6.      without the prior written consent of Institutions, Company’s Affiliates shall not have any rights to use any Institution Materials.

2.4.         Right to Subcontract.  If Company desires to exercise any of the rights or obligations that Company may have under this Agreement by subcontracting the exercise or performance of all or any portion of such rights and obligations on Company’s behalf, Company shall be entitled to do so, provided that (a) such contract service providers obtain no rights in or to Patent Rights or the Institution Technology Transfer Materials, (b) any subcontract granted or entered into by Company as contemplated by this Section 2.4 of the exercise or performance of all or any portion of the rights or obligations that Company may have under this Agreement shall not relieve Company from any of its obligations under this Agreement, (c) any act or omission by a subcontractor of Company shall be deemed an act or omission by Company hereunder, and (d) Company shall be responsible for each of its subcontractors complying with all obligations of Company under this Agreement (including without limitation all restrictions placed on Company herein); provided that any subcontract or other agreement that, in whole or in part, grants or otherwise transfers any of the rights licensed to Company hereunder, or otherwise falls under the definition of a Sublicense, shall be deemed a Sublicense and not a subcontract hereunder and shall be subject to all restrictions and requirements applicable to Sublicenses under this Agreement.

2.5.         Sublicenses.

2.5.1.      Sublicense Rights.  Company shall be entitled to sublicense the rights granted to it under Section 2.1 hereof to Third Parties subject to the terms of this Section 2.5.

2.5.2.      Sublicense Agreements.  Company shall ensure that any Sublicense shall be on terms and conditions in compliance with and not inconsistent with the terms of this Agreement.  Notwithstanding any Sublicense, Company shall remain primarily liable to Institutions for all of Company’s duties and obligations contained in this Agreement, and any act or omission of a Sublicensee which would be a breach of this Agreement if performed by Company shall be deemed to be a breach by Company of this Agreement.  Any Sublicenses granted by Company shall not include the right to grant any further Sublicenses (other than to Affiliates of the Sublicensee and other than may be agreed in writing by Institutions, in each case subject to all restrictions on the granting of Sublicenses herein).  Subject to the provisions of Section 10.3.1.2 hereof, all Sublicenses shall automatically terminate effective upon termination

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of this Agreement unless otherwise agreed in writing by Institutions or as provided in Section 10.3.1.2.  Company shall furnish Institutions with a fully-executed, unredacted copy of any Sublicense agreement, promptly upon execution of such Sublicense; provided that Company may redact from such copy (a) the identity of a Gene Target selected for research, development or commercialization under the Sublicense and (b) other proprietary non-public technical information of Company or the applicable Sublicensee.  Notwithstanding the foregoing, Company shall not redact any information reasonably necessary for Institutions to evaluate and confirm compliance of such Sublicense with the terms and conditions of this Agreement.  Institutions shall use such copies solely for the purpose of monitoring Company’s and its Sublicensees’ compliance with their obligations, and enforcing Institutions’ rights, under this Agreement.  Any Sublicense shall require a written agreement, which shall be subject and subordinate to the terms and conditions of this Agreement, and shall contain, among other things, the following:

2.5.2.1.   all provisions necessary to ensure Company’s ability to perform its obligations under this Agreement;

2.5.2.2.   a section requiring Sublicensee to indemnify, defend and hold Indemnitees and HHMI Indemnitees harmless, and carry insurance, under the same terms set forth in Article 9 of this Agreement;

2.5.2.3.   a statement that Institutions are intended third party beneficiaries of such Sublicense for the purpose of enforcing all patent challenge, indemnification, and insurance provisions of such Sublicense and enforcing the right to terminate such Sublicense for breach of the patent challenge, indemnification and insurance provisions of such Sublicense; and a statement that HHMI and MIT are intended third party beneficiaries of such Sublicense for the purpose of enforcing HHMI’s and MIT’s respective rights, including indemnification and insurance provisions, under this Agreement;

2.5.2.4.   a provision stating that in the event Sublicensee directly or indirectly brings, assumes, or participates in, or knowingly, willfully or recklessly assists in bringing, a Patent Challenge then Company shall be entitled to terminate the Sublicense;

2.5.2.5.   a provision specifying that, in the event of termination of the licenses set forth in Sections 2.1 in whole or in part (e.g., as to one license or the other, or termination in a particular country), any existing Sublicense agreement shall terminate to the same extent of such terminated license, subject to Sublicensee’s right to receive a Direct License from Institutions in accordance with Section 10.3.1.2 hereof;

2.5.2.6.   a provision prohibiting the Sublicensee from sublicensing its rights under such Sublicense agreement (other than to Affiliates of the Sublicensee and other than may be agreed in writing by Institutions, in each case subject to all restrictions on the granting of Sublicenses herein);

2.5.2.7.   a provision requiring Sublicensee to comply with Section 8.1 (Compliance with Law) and Section 11.2 (Use of Name) of this Agreement; and

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2.5.2.8.   a provision prohibiting the Sublicensee from assigning the Sublicense agreement without the prior written consent of Institutions, except that Sublicensee may assign the Sublicense agreement without such prior written consent to the same extent Company may assign this Agreement under Section 11.14.

2.6.         Third Party Proposed Products.

2.6.1.      Notice of Proposed Product.  If, at any time following the second anniversary of the Effective Date, a Third Party (“Proposing Party”) identifies a potential Licensed Product in the Field that is directed to a particular Gene Target (“Proposed Product”) and makes a Bona Fide Proposal to Institutions for the development and commercialization of such Proposed Product, then Institutions may (after inquiry regarding the availability of such Gene Target with the Gatekeeper in accordance with Section 2.6.5.4) give written notice thereof to Company (such notice, “Proposed Product Notice,” the date of such notice, the “Proposed Product Notice Date”), which Proposed Product Notice shall include the identity of the applicable Gene Target to which the Proposed Product is directed.  Institutions shall not be required to include in any Proposed Product Notice any information, other than the identity of such applicable Gene Target, that is subject to restrictions of confidentiality.  For the avoidance of doubt, for the purposes of this Section 2.6, (a) with respect to cellular products (e.g., a cell used as a product for the purposes of cell therapy), a product directed to a Gene Target may be a cellular product that includes a modification of the Gene Target, and (b) “directed to a Gene Target” includes targeting of Genetic Material to modify associated chromatin.

2.6.2.      Current Company Products.  If the Proposed Product is directed to a Gene Target for which the Company, directly or through any of its Affiliates or Sublicensees, is not researching, developing and/or commercializing a product in the Field, then the Company shall have the option to either internally pursue the Proposed Product or enter into a Collaboration Agreement with respect to the Proposed Product, in accordance with Section 2.6.3 below (each, a “Proposed Product Option”); provided, however that (a) if the Proposed Product is directed to a Gene Target that has been selected as a Selected Target under a Target-Based Collaboration, then the provisions of Section 2.6.5 shall apply, and (b) if Company demonstrates (in accordance with the following sentence) that Company, directly or through any of its Affiliates or Sublicensees, is currently researching, developing and/or commercializing a product directed to the Gene Target of the Proposed Product, then Company shall not be required to elect a Proposed Product Option, Institutions shall have no right to grant a Proposed Product License and the provisions of Section 2.6.3 do not apply.  Demonstration that the Company (directly or through any of its Affiliates or Sublicensees) is currently researching, developing and/or commercializing a product directed to the Gene Target of the Proposed Product shall require Company to (A) within [**] days of the Proposed Product Notice Date, (i) provide Institutions with the Company’s or its applicable Affiliate’s or Sublicensee’s research, development and/or commercialization plan (including Development Milestones) for the product directed to the Gene Target to which the applicable Proposed Product is directed (“Current Plan”), which Current Plan must be commercially reasonable and reasonably satisfactory to Institutions, and shall include evidence that the Company or its applicable Affiliate or Sublicensee has, or reasonably expects to have, access to any intellectual property (other than any intellectual property owned or controlled by the Proposing Party) that would be necessary to research, develop and commercialize such product and has, or reasonably expects to have, funding available to advance

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such Current Plan, and (ii) provide Institutions with evidence that the Company, or its applicable Affiliate or Sublicensee, has commenced research, development and/or commercialization of such product under such Current Plan, (B) continue to use commercially reasonable efforts, itself or through its applicable Affiliate or Sublicensee, to implement such Current Plan, and (C) provide a written report to Institutions describing progress under the Current Plan at least [**] until First Commercial Sale of such product (A through C, a “Current Development Demonstration”).  Institutions shall notify Company whether the Current Plan is reasonably satisfactory to Institutions within [**] days of Institutions receipt of such plan, which time period may be extended by an additional [**] days to address questions or concerns of the Institutions.  Company may, on [**] basis concurrently with the delivery of each [**] diligence report to be provided by Company to Institutions under Section 3.3 hereof, make such commercially reasonable adjustments to the applicable Current Plan as necessary to improve Company’s ability to meet its research, development and/or commercialization obligations under such Current Plan; provided that such adjustments shall be subject to review and approval by Institutions, such approval not to be unreasonably withheld, conditioned or delayed.

2.6.3.      Proposed Product Options.  If Company does not timely provide a Current Development Demonstration with respect to a particular Proposed Product, then Company shall have the option to either internally pursue the Proposed Product or enter into a Collaboration Agreement with respect to the Proposed Product in accordance with Sections 2.6.3.1 and 2.6.3.2 as follows:

2.6.3.1.   Internal Development and Commercialization.  If Company elects to internally pursue the Proposed Product, then Company shall be required to do both of the following:

(a)           Within [**] months of the Proposed Product Notice Date, indicate in writing to the Institutions that the Company, either directly or through an Affiliate or Sublicensee, is interested in pursuing research, development and commercialization of a product directed to the Gene Target of the Proposed Product; and

(b)           Within [**] months of the Proposed Product Notice Date (a) prepare, or have prepared, a commercially reasonable research, development and commercialization plan (including Development Milestones) (an “Internal Development Plan”) for the product directed to the Gene Target of the Proposed Product, such plan being reasonably satisfactory to Institutions, including evidence that the Company or its applicable Affiliate or Sublicensee has, or reasonably expects to have, access to any intellectual property (other than any intellectual property owned or controlled by the Proposing Party) that would be necessary to develop and commercialize such product and has, or reasonably expects to have, funding available to advance such Internal Development Plan and (b) commence research and/or development activities for such product pursuant to such Internal Development Plan.  Thereafter the Company or its applicable Affiliate or Sublicensee must (i) continue to use commercially reasonable efforts to implement such Internal Development Plan for such product and (ii) provide a written report to Institutions describing progress under such Internal Development Plan at least [**] until First Commercial Sale of such product.  Institutions shall notify Company whether the Internal Development Plan is satisfactory to Institutions within [**] days of Institutions receipt of such plan, which time period may be extended by an additional [**] days to address questions or

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concerns of the Institutions.  Company may, on [**] basis concurrently with the delivery of each [**] diligence report to be provided by Company to Institutions under Section 3.3 hereof, make such commercially reasonable adjustments to the applicable Internal Development Plan as necessary to improve Company’s ability to meet its research, development and/or commercialization obligations under such Internal Development Plan; provided that such adjustments shall be subject to review and approval by Institutions, such approval not to be unreasonably withheld, conditioned or delayed.

2.6.3.2.   Collaboration.  Alternatively, if Company elects not to pursue the Proposed Product internally, but instead elects to enter into a Collaboration Agreement with respect to the Proposed Product, then Company shall do both of the following:

(a)           Within [**] months of the Proposed Product Notice Date, indicate in writing to the Institutions that the Company, directly or through any of its Affiliates or Sublicensees, is interested in entering into a Collaboration Agreement to research, develop and commercialize a product directed to the Gene Target of the Proposed Product with a Third Party (either the Proposing Party or another Third Party) (a “Proposed Product Collaboration Partner”); and

(b)           Within [**] months after the Proposed Product Notice Date, Company or its applicable Affiliate or Sublicensee, shall enter into such a Collaboration Agreement and the Company, its applicable Affiliate or Sublicensee, or the Proposed Product Collaboration Partner shall commence research and development activities for a product directed to the Gene Target of the Proposed Product, pursuant to a commercially reasonable research, development and commercialization plan (including Development Milestones) (a “Collaboration Plan”) that is reasonably satisfactory to Institutions which Collaboration Plan shall include evidence that the Company, its applicable Affiliate or Sublicensee, or the Proposed Product Collaboration Partner have, or reasonably expect to have, (A) access to any intellectual property (other than any intellectual owned or controlled by the Proposing Party if Proposing Party is not the Proposed Product Collaboration Partner) that would be necessary to develop or commercialize a product directed to the Gene Target of the Proposed Product under such Collaboration Plan and (B) funding available to advance such product under such Collaboration Plan.  Thereafter the Company, its applicable Affiliate or Sublicense, or the Proposed Product Collaboration Partner, must (i) continue to use commercially reasonable efforts to implement such Collaboration Plan for such product and (ii) provide a written report to Institutions describing progress under such Collaboration Plan at least [**] until First Commercial Sale of such product.  Institutions shall notify Company whether the Collaboration Plan is satisfactory to Institutions within [**] days of Institutions receipt of such plan, which time period may be extended by an additional [**] days to address questions or concerns of the Institutions.  Company may, on [**] basis concurrently with the delivery of each [**]diligence report to be provided by Company to Institutions under Section 3.3 hereof, make such commercially reasonable adjustments to the applicable Collaboration Plan as necessary to improve Company’s ability to meet its research, development and/or commercialization obligations under such Collaboration Plan; provided that such adjustments shall be subject to review and approval by Institutions, such approval not to be unreasonably withheld, conditioned or delayed,.

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2.6.4.      Proposed Product License.  If Company fails to satisfy the requirements of Section 2.6.3 above within the time periods set forth therein (as such time periods may be extended in accordance with Section 2.6.6 hereof), or if at any time thereafter Company otherwise fails to use commercially reasonable efforts to implement any Current Plan, Internal Development Plan or Collaboration Plan then in effect, then Institutions shall be entitled to grant, at their sole option, an exclusive or non-exclusive license under the Patent Rights to the Proposing Party to develop and commercialize the Proposed Product (“Proposed Product License”).  Such Proposed Product License shall be on a Gene Target by Gene Target basis and not for gene families, pathways, or disease fields.  Any exclusive Proposed Product License granted by Institutions to the Proposing Party shall (i) be on milestone and royalty terms that taken as a whole are no more favorable to the Proposing Party than those provided to Company pursuant to Sections [***] hereof, and (ii) require the Proposing Party to use commercially reasonable efforts to implement the research, development and commercialization plan provided as part of the Bona Fide Proposal.

2.6.5.      Target-Based Collaborations.  Company shall not be required to provide a Current Development Demonstration in accordance with Section 2.6.2 hereof, or elect a Proposed Product Option in accordance with Section 2.6.3 hereof, and Institutions shall have no right to grant a Proposed Product License, for Proposed Products directed to certain Gene Targets that have been selected for research, development and commercialization pursuant to a Collaboration Agreement between Company or its Affiliates and any Third Party (such Collaboration Agreement, a “Target-Based Collaboration,” such Third Party, a “Target-Based Collaborator”), in accordance with, and subject to, the following terms and conditions:

2.6.5.1.   Gatekeeper.  Company shall provide Institutions by written notice (the “Proposed Gatekeeper Notice”) with a list of at least [**] independent attorneys registered to practice before the United States Patent and Trademark Office of whom neither Company nor either Institution is a client, who are experienced in intellectual property matters in the biopharmaceutical industry and who are able to take on an obligation of confidentiality to both Parties.  Within [**] days after the date of the Proposed Gatekeeper Notice, Institutions shall select by written notice to Company (the “Gatekeeper Selection Notice”) one of the individuals named in the Proposed Gatekeeper Notice.  Such individual selected by Institutions shall be the “Gatekeeper.” If Institutions do not select such individual in a Gatekeeper Selection Notice within such [**] day period, the individual selected by Company from among the individuals named in the Proposed Gatekeeper Notice and identified by Company in writing to Institutions shall be the Gatekeeper.  The Gatekeeper shall be bound by confidentiality obligations to both Parties.  In the event a Gatekeeper is no longer able or willing to serve in such role, the Parties shall appoint a new Gatekeeper by again following the procedures set forth in this Section 2.6.5.1.

2.6.5.2.   Selected Target List.  A Gene Target that has been selected for research, development and/or commercialization pursuant to a Target-Based Collaboration Agreement may be added by Company, on a Target-Based Collaboration-by-Target-Based Collaboration basis, at the time of execution of such Target-Based Collaboration or at any time within [**] years thereafter, up to that number of Gene Targets specified in Section 2.6.5.3, to a list of Gene Targets (“Target List”) maintained by the Gatekeeper.  The compensation, costs and expenses for the Gatekeeper shall be incurred and paid solely by Company.  A Gene Target

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that is included on the Target List shall be deemed a “Selected Target” for the purposes of this Section 2.6.5 and only those Gene Targets that are included on the Target List shall be deemed Selected Targets for the purposes of this Section 2.6.5.  For the avoidance of doubt, a specific target sequence or cleavage site within a gene shall not by itself constitute a Selected Target.  Except as noted below with respect to Potential Targets, the effective date of addition of any Selected Target to the Target List (“Selection Date”) shall be [**] business days prior to the date on which the Gatekeeper receives written notice from Company that a given Selected Target is to be added to the Target List.  Except as noted below in connection with Potential Targets, a Gene Target shall be deemed a Selected Target for a period of [**] years from the Selection Date for such Gene Target.  In addition to the foregoing, Company may add to the Target List the Gene Targets that are the subject of a bona fide offer for Committed Funding from a prospective Target-Based Collaborator in connection with active discussions at any time and from time to time between Company and such Target-Based Collaborator regarding a potential Target-Based Collaboration(s) (collectively, the “Potential Targets”).  A Potential Target that is included on the Target List shall be deemed a “Selected Target” for the purposes of this Section 2.6.5 during the Potential Target Period (as defined below), and the date on which the Gatekeeper receives written notice from Company that a given Potential Target is to be added to the Target List shall be deemed the “Selection Date” for such Potential Target.  The number of Potential Targets that Company may add to the Target List in connection with any such active discussions with a Third Party is the number of Selected Targets as Company would be eligible to add to the Target List if Company and such Third Party entered into such Target-Based Collaboration, as determined based on a bona fide offer for Committed Funding by such prospective Target-Based Collaborator in connection with such active discussions.  Company shall clearly identify in its notice to the Gatekeeper those Gene Targets that are Potential Targets.  Company shall notify the Gatekeeper promptly if any Selected Target that is a Potential Target should be removed from the Target List because Company determines that the circumstances of the discussions with the relevant Third Party have changed and that such Potential Target is no longer the subject of bona fide discussions with a Third Party, in which case such Potential Target shall be deemed not to have been nominated as a Potential Target or Selected Target for the purposes of this Section 2.6.5.  A Selected Target that is a Potential Target shall remain a Potential Target, a Selected Target and on the Target List for [**] months (the “Potential Target Period”) from the Selection Date for such Potential Target, subject to up to one (1) extension of an additional [**] months by Company upon notice to the Gatekeeper if Company determines in good faith that such Potential Target remains the subject of bona fide discussions between Company and the relevant Third Party regarding a Target-Based Collaboration at the time of such extension notice.  The Gatekeeper shall notify Institutions that Company has extended the period of time that a Potential Target shall remain on the Target List.  Such notice shall not identify the Potential Target by name nor include any other identifiable information but shall include a unique identifier for such Potential Target which shall enable Institutions to track and monitor the status of such Potential Target.  The purpose of such notice is to permit Institutions to initiate communications with Company and to monitor compliance by Company with the terms of this Agreement.  If Company enters into a Target-Based Collaboration with respect to a Potential Target, Company shall notify the Gatekeeper within [**] business days thereof, and such Potential Target shall remain a Selected Target and the Selection Date for such Selected Target shall remain the date on which the Gatekeeper received written notice from Company that a such Potential Target was to be added to the Target List.  If a Potential Target was removed from the

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Target List prior to execution of the applicable Target-Based Collaboration and that Potential Target was the subject of a Gatekeeper Notice during the Potential Target Period for such Potential Target, then Gatekeeper shall notify Institutions that Company has removed such Potential Target from the Target List and Institutions shall be entitled to inform the applicable Proposing Party that such Potential Target may be available for a renewed Bona Fide Proposal and Institutions may provide a Proposed Product Notice on behalf of such Proposing Party in accordance with Section 2.6.1, in which event the provisions of Sections 2.6.1 - 2.6.4 shall apply to such Proposed Product Notice.  The Gatekeeper shall notify Company within [**] if any Gene Target that Company notifies Gatekeeper to add to the Target List is already at the time of such notice the subject of a Gatekeeper Inquiry having a Gatekeeper Inquiry Date more than [**] business days prior to such notice from Company.  No Gene Target shall become a Selected Target and be added to the Target List if such Gene Target is the subject of a Gatekeeper Inquiry having a Gatekeeper Inquiry Date more than [**] business days prior to the time Company notifies the Gatekeeper that Company is designating such Gene Target for inclusion on the Target List.

2.6.5.3.   Permitted Number of Selected Targets.  The number of Gene Targets that may selected as Selected Targets for a given Target-Based Collaboration is dependent on the amount of Committed Funding under the Target-Based Collaboration, in accordance with the following provisions of this Section 2.6.5.3.  On a Target-Based Collaboration-by-Target-Based Collaboration basis, Company may select as Selected Targets up to that number of Gene Targets that is proportionate to the total amount of Committed Funding under a given Target-Based Collaboration at a rate of no less than [***].  If at any point during the Collaboration Period, there is a reduction in the levels of Committed Funding under a given Target-Based Collaboration, Company shall notify Institutions of such reduction and the Target List for such Target-Based Collaboration shall be adjusted accordingly to reflect such reduction in Committed Funding.  Promptly after the date of execution of any Target-Based Collaboration under which Selected Targets are to be selected, Company shall notify Institutions and the Gatekeeper thereof, and shall include in such notice the amount of Committed Funding under such Target-Based Collaboration.

2.6.5.4.   Gatekeeper Inquiry.  For any Proposed Product for which a Bona Fide Proposal has been provided to Institutions, prior to providing a Proposed Product Notice with respect to such Proposed Product to Company in accordance with Section 2.6.1, Institutions shall inquire of the Gatekeeper in writing whether or not the Gene Target to which the applicable Proposed Product is directed is a Selected Target (such inquiry, the “Gatekeeper Inquiry,” the date of such inquiry, the “Gatekeeper Inquiry Date”); provided that, if no Gatekeeper is appointed at such time, then Institutions may provide a Proposed Product Notice directly to Company under Section 2.6.1 without the requirement of submitting a Gatekeeper Inquiry and the provisions of Section 2.6.5 shall not apply.  The Gatekeeper shall, within the period beginning on the [**] business day and ending on the [**] business day following Institutions’ request, notify Institutions in writing whether or not such Gene Target is a Selected Target (such notice, the “Gatekeeper Notice”).  The Gatekeeper Notice shall note if a Selected Target is a Potential Target.  If such Gene Target is a Selected Target, the Gatekeeper Notice shall include the Selection Date for such Selected Target, and the provisions of Section 2.6.5.5 and 2.6.5.6 shall apply.  If such Gene Target is not a Selected Target, then Institutions may provide Company with a Proposed Product Notice with respect to the Proposed Product that is

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directed to the applicable Gene Target and the provisions of Sections 2.6.2 - 2.6.4 shall apply.  If the Gatekeeper does not timely provide a Gatekeeper Notice to Institutions, then Institutions may notify Company in writing thereof (“Gatekeeper Non-Performance Notice”) and Company may notify the Gatekeeper of such non-performance.  If Institutions do not receive a Gatekeeper Notice within [**] business days of the date of the Gatekeeper Non-Performance Notice, then Institutions may provide a Proposed Product Notice directly to Company under Section 2.6.1 and the provisions of Section 2.6.5 shall not apply.  Gatekeeper shall not disclose the existence or nature of a Gatekeeper Inquiry to Company until after the [**] business day following such Gatekeeper Inquiry, at which time Gatekeeper shall notify Company of each Gene Target that is the subject of such Gatekeeper Inquiry.  Institutions shall not disclose to any Third Party whether a Gene Target is a Selected Target or otherwise is under research, development and/or commercialization by Company or its Affiliate or Sublicensee; provided, however, that for any Selected Target that is the subject of a Gatekeeper Inquiry during the Collaboration Period for such Selected Target, Institutions shall be entitled to inform the Proposing Party that provided the Bona Fide Proposal for the Proposed Product directed at the applicable Selected Target of the date on which such Gene Target that is a Selected Target may become available for a renewed Bona Fide Proposal, such date to correspond with the expiration of the Collaboration Period for the applicable Selected Target.  If such Proposing Party provides such renewed Bona Fide Proposal, and Institutions provide to Company a corresponding Proposed Product Notice based on such Bona Fide Proposal, then the provisions of Section 2.6.5.5(b) shall apply to such Proposed Product Notice.

2.6.5.5.   Time-Limited Preclusion of March-In for Selected Targets.

(a)           For a period of [**] from the Selection Date (the “Collaboration Period”), Company shall not be required to provide a Current Development Demonstration in accordance with Section 2.6.2 hereof, or elect a Proposed Product Option in accordance with Section 2.6.3 hereof, and Institutions shall have no right to grant a Proposed Product License, for any Proposed Product directed to a Selected Target, provided that the Selection Date for such Selected Target is within [**] from the execution date of the Target-Based Collaboration under which the Selected Target has been selected.

(b)           Upon expiration of the Collaboration Period for a given Selected Target, if Institutions provide Company with a Proposed Product Notice for a Proposed Product directed to such Selected Target, Company shall be required to provide to Institutions a Current Development Demonstration for such Proposed Product.  If Company fails to provide a Current Development Demonstration for such Proposed Product, then Institutions shall be entitled to grant the Proposing Party a Proposed Product License for such Proposed Product.

2.6.5.6.   Other Limitations on Selected Targets.

(a)           Once a given Gene Target has been selected as a Selected Target under a given Target-Based Collaboration, such Gene Target may not be selected as a Selected Target under any other Target-Based Collaboration if such Gene Target has been the subject of a Gatekeeper Inquiry.  The foregoing provision shall not apply to a Potential Target that was removed from the Target List prior to the execution of the Target-Based Collaboration under which such Potential Target was selected.

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(b)           The Collaboration Period shall apply in lieu of, and not in addition to, the [**]month periods set forth in Section 2.6.3.  Once a given Gene Target has been selected as a Selected Target under a given Target-Based Collaboration, the Proposed Product Option shall not apply to Proposed Products directed to such Gene Target.

(c)           Selected Targets may be dropped from the Target List upon notice by Company to Gatekeeper; provided that, once a Selected Target has been dropped from the Target List for a given Target-Based Collaboration (other than a Selected Target that is a Potential Target at the time it is dropped), it may not again be selected to the Target List for such Target-Based Collaboration.

2.6.6.      Processing of Proposed Products.  Company shall not be required to simultaneously prepare or carry-out an Internal Development Plan or Collaboration Plan under Section 2.6.3 (to “Process”) for more than [**] Proposed Products in accordance with the timing requirements set forth in Section 2.6.3 at any one time.  If Institutions provide a Proposed Product Notice for which Company fails to make a Current Development Demonstration, and Company is currently Processing [**] other Proposed Products on the Proposed Product Notice Date for the Proposed Product that is the subject of such Proposed Product Notice, then the time periods set forth in Section 2.6.3 for Processing of any such additional Proposed Product Notice by Company shall each be extended by a period equal to the result of multiplying (a) [**] months times (b) (i) [**] if the number of Proposed Products being Processed by Company on the relevant Proposed Product Notice Date is more than [**] and less than or equal to [**], (ii) [**] if the number of Proposed Products being Processed by Company on the relevant Proposed Product Notice Date is more than [**] and less than or equal to [**], (iii) [**] if the number of Proposed Products being Processed by Company on the relevant Proposed Product Notice Date is more than [**] and less than or equal to [**], and (iv) [**] if the number of Proposed Products being Processed by Company on the relevant Proposed Product Notice Date is more than [**] (“Proposed Product Extension Period”).  During such Proposed Product Extension Period for a given Proposed Product, Institutions shall not be permitted to grant a Proposed Product License to such Proposed Product.  If the number of Proposed Products being Processed by Company on the relevant Proposed Product Notice Date is more than [**], Company shall have no obligation to Process additional Proposed Products until the number of Proposed Products being Processed by Company is fewer than [**], and the Proposed Product Extension Period shall be extended until, and shall be recalculated at, such time.

2.6.7.      [***]

2.7.         Technology Transfer

2.7.1.      Transfer and Use.  Within [***] days of the Effective Date, Institutions shall deliver to Company the Institution Materials.  Company shall reimburse Institutions for the reasonable cost of providing the Institution Materials including costs incurred in the production and shipment of such materials.  Institutions hereby grant Company the non-exclusive right to use the Institution Materials solely for purposes of researching, developing or commercializing Licensed Products, Licensed Services, Enabled Products and Enabled Services in accordance with the terms and conditions of this Agreement and otherwise for any purpose in conjunction with the exercise by the Company of its rights under the licenses granted to Company pursuant to

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Section 2.1.  Company may sublicense its rights to use the Institution Materials in connection with any Sublicense and may subcontract its rights to use the Institution Materials in connection with any subcontract of other rights pursuant to Section 2.4.  Unless Institutions otherwise give express written consent, Company shall not (a) use the Institution Materials for any purpose other than for the foregoing purposes or (b) use the Institution Materials for testing in, treatment of, or any administration to, humans.  Upon termination of this Agreement, at the request of the Institution from which the applicable Institution Materials originated, Company shall either return all quantities of such Institution Materials in its possession or control to such Institution or else destroy such Institution Materials and immediately certify such destruction to Institution in writing.  Company shall cause its employees and agents to comply with its obligations under this Section 2.7.

2.7.2.      Structure / Identity.  Notwithstanding anything in this Agreement to the contrary, Institutions shall not be obligated to disclose at any time the structure or composition of the Institution Materials.  Company acknowledges that the Institution Materials are experimental in nature and Company shall comply with all laws and regulations applicable to the handling and use of the Institution Materials.

2.7.3.      Ownership of Breach Inventions.  In the event that Company uses or permits any use of the Institution Materials for a purpose or in a manner in breach of Section 2.7.1, the results of such unauthorized use, and any discoveries or inventions which arise from any such use, whether patentable or not, shall belong solely and exclusively to such Institution(s) (and/or MIT, if applicable) (“Breach Inventions”).  Company shall and hereby does assign to such Institution(s) (and/or MIT, if applicable) all of its right, title and interest in and to all such Breach Inventions.  Company shall cooperate with such Institution(s) (and/or MIT, if applicable) to execute and deliver any and all documents that such Institution(s) (and/or MIT, if applicable) deems reasonably necessary to perfect and enforce its rights hereunder to such Breach Inventions.  Prior to the effectuation of such assignment, Company shall and hereby does grant to such Institution(s) (and/or MIT, if applicable) an exclusive, worldwide, perpetual, fully-paid up, royalty-free, irrevocable license (with the right to grant sublicenses) to make, use, sell, have made, have sold, offer for sale, and import such Breach Inventions and otherwise exploit all intellectual property rights therein.

2.8.         US Manufacturing.  Company agrees that any Licensed Products used or sold in the United States that are subject to 35 U.S.C. §§ 201-211 and the regulations promulgated thereunder, as amended, or any successor statutes or regulations shall, to the extent required by law, be manufactured substantially in the United States.

2.9.         No Other Grant of Rights.  Except as expressly provided herein, nothing in this Agreement shall be construed to confer any ownership interest, license or other rights upon Company or its Affiliates or Sublicensees by implication, estoppel or otherwise as to any technology, intellectual property rights, products or biological materials of Institutions or MIT, or any other entity, regardless of whether such technology, intellectual property rights, products or biological materials are dominant, subordinate or otherwise related to any Patent Rights.

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3.                                      DEVELOPMENT AND COMMERCIALIZATION.

3.1.         Diligence; Development Milestones.  Company shall use commercially reasonable efforts and shall cause its Affiliates and Sublicensees to use commercially reasonable efforts:  (a) to research and develop Licensed Products within the Field; (b) to introduce Licensed Products within the Field into the commercial market; and (c) to market Licensed Products within the Field following such introduction into the market and make such Licensed Products reasonably available to the public.  In addition, Company, by itself or through its Affiliates or Sublicensees, shall achieve each of the Development Milestones within the time periods specified in Exhibit 3.1.  In order for Company to satisfy a given Development Milestone, at least one Valid Claim of at least one Patent Right within each Patent Rights Category must Cover a Licensed Product that achieves such Development Milestone.  If at least one Valid Claim of at least one Patent Right within a given Patent Rights Category does not Cover a Licensed Product that achieves the applicable Development Milestone, then Company shall be deemed not to have achieved such Development Milestone with respect to such Patent Rights Category (the “Non-Achieved Category”).

3.1.1.      CRISPR Patent Rights or TALE Patent Rights.  If such Non-Achieved Category is the CRISPR Patent Rights category or the TALE Patent Rights category, each Institution may give written notice to Company stating such Institution’s intention to terminate the license granted hereunder with respect to the Patent Rights included in such Non-Achieved Category (the CRISPR Patent Rights or the TALE Patent Rights) and controlled by such Institution (such notice, the “Category Termination Notice”).  Company may, within [***] days of receipt of the Category Termination Notice, provide a list, on a country-by country basis, of Valid Claims within the applicable Patent Rights Category to be terminated that Company reasonably believes would, if presented on a stand-alone basis, be included in either the CRISPR Patent Rights category or the TALE Patent Rights category (if such Patent Rights Category is not a Non-Achieved Category) and together with such list shall provide a reasonably detailed written explanation of the basis for the proposed recategorization of each such Valid Claim (the “Response Notice”).  If Company does not provide a Response Notice within [***] days of Company’s receipt of the Category Termination Notice, then Institution may provide notice of termination with respect to the Patent Rights controlled by such Institution within the Patent Rights Category to be terminated, the exclusive and/or non-exclusive license under such Valid Claims or Patent Rights granted hereunder shall terminate in accordance with such notice by Institution, and Institution shall be free without notice or obligation to Company to use or grant rights in and to such Patent Rights and Valid Claims such Institution controls, without limitation.  If Company provides a Response Notice, then upon receipt of the Response Notice Institution may provide notice of termination, effective in accordance with such notice, with respect to any Valid Claims or Patent Rights within the Patent Rights Category to be terminated that are controlled by such Institution and are not identified in the Response Notice, the exclusive and/or non-exclusive license under such Valid Claims or Patent Rights granted hereunder shall terminate in accordance with such notice by Institution, and such Institution shall be free without notice or obligation to Company to use or grant rights in and to such Patent Rights and Valid Claims such Institution controls, without limitation.  With respect to Valid Claims of the Non-Achieved Category that are included in Company’s Response Notice, within [***] days of Institution’s receipt of such notice (the “Response Period”), if the Institution controlling such Valid Claims does not agree that the identified Valid Claims should be recategorized, such Institution shall notify Company thereof and Company shall be entitled, within [***] days of receipt of such notice from Institution, to notify Institution that Company elects to submit the

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matter to a qualified Third Party expert mutually agreed by the Parties (and paid for by Company), which submission shall occur within [***] days of Company’s notice of such election, for determination by such Third Party expert whether categorization of such Valid Claims into the other Patent Rights Category (either the CRISPR Patent Rights category or the TALE Patent Rights category) is appropriate, which determination shall be binding upon the Parties.  If (i) the Institution controlling such Valid Claims does not notify Company of such disagreement within the Response Period, (ii) within the Response Period such Institution notifies Company in writing that it agrees that the identified Valid Claims in the Response Notice should be recategorized, or (iii) the qualified Third Party expert determines that such Valid Claims would, if presented on a stand-alone basis, be categorized in the other Patent Rights Category (either the CRISPR Patent Rights or TALE Patent Rights category), then in each case such Valid Claims shall be recategorized accordingly into the other Patent Rights Category.  If (a) Company does not notify the Institution of its election to submit the matter to a Third Party expert, or does not submit the matter in accordance with the requirements above, (b) the Third Party expert determines that some or all of such Valid Claims would not, if presented on a stand-alone basis, be categorized in another Patent Rights Category or (c) Company notifies Institutions in writing that Company agrees that some or all of the Valid Claims identified in the Response Notice should not be recategorized, then in each case such Valid Claims shall not be recategorized, Institution may provide notice of termination with respect to such Valid Claims or Patent Rights within the Patent Rights Category to be terminated, the exclusive and/or nonexclusive license under such Valid Claims or Patent Rights granted hereunder shall terminate in accordance with such notice by Institution and such Institution shall be free without notice or obligation to Company to use or grant rights in and to such Patent Rights and Valid Claims such Institution controls, without limitation.

3.1.2.      Delivery Patent Rights.  If such Non-Achieved Category is the Delivery Patent Rights, then the relevant Institution may, upon written notice to Company thereof, terminate the exclusive and/or non-exclusive license under the Valid Claims and Patent Rights within the Delivery Patent Rights granted hereunder in accordance with such notice by such Institution, in which case such Institution shall be free without notice or obligation to Company to use or grant rights in and to such Patent Rights and Valid Claims such Institution controls, without limitation; provided that the exclusive license under Valid Claims of the Delivery Patent Rights shall be converted to a non-exclusive license and shall remain in effect solely with respect to any existing Licensed Products that are Covered by such Valid Claims and have received Regulatory Approval, or are being developed under an IND, as of the effective date of termination of the license under the Delivery Patent Rights.

3.2.         Development Plan; Adjustments.  The Development Plan for the development and commercialization of Licensed Products, Licensed Services, Enabled Products and Enabled Services is attached hereto as Exhibit 3.2.  Company shall be entitled, from time to time, to make such commercially reasonable adjustments to the Development Plan as Company believes, in its good faith judgment, are needed in order to improve Company’s ability to meet the Development Milestones in Exhibit 3.1.

3.3.         Reporting.  Within [***] days after the end of each Calendar Year, Company shall furnish Institutions with:

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3.3.1.      a written report summarizing its, its Affiliates’ and its Sublicensees’ efforts during the prior year to develop and commercialize Licensed Products within the Field, including:  (a) research and development activities, including information regarding specific Licensed Products and Enabled Products in development and their therapeutic applications; (b) status of applications for Regulatory Approvals; (c) commercialization efforts; and (d) marketing efforts; which report must contain a sufficient level of detail for Institutions to assess whether Company is in compliance with its obligations under Article 3 and a discussion of intended efforts for the then current year.  Together with each report prepared and provided under this Section 3.3.1, Company shall provide Institutions with a copy of the then-current Development Plan which shall include sufficient detail to enable Institutions to assess what Licensed Products and Enabled Products are in development and the status of such development; and

3.3.2.      a brief written report summarizing its, its Affiliates’ and its Sublicensees’ efforts during the prior year to develop and commercialize Licensed Products outside of the Field, Enabled Products, Licensed Services and Enabled Services.

3.4.         Failure to Meet Development Milestone; Opportunity to Cure.  If Company believes that, despite using commercially reasonable efforts, it will not achieve a Development Milestone, it may notify Institutions in writing in advance of the relevant deadline.  Company shall include with such notice (a) a reasonable explanation of the reasons for such failure (lack of finances or development preference for a non-Licensed Product shall not constitute reasonable basis for such failure) (“Milestone Explanation”) and (b) a reasonable, detailed, written plan for promptly achieving a reasonable extended and/or amended milestone, which plan shall include information regarding which Institution’s Patent Rights Cover the Licensed Product that will achieve such milestone (“Milestone Plan”).  If Company so notifies Institutions, but fails to provide Institutions with both a Milestone Explanation and Milestone Plan, then Company shall have an additional [***] days or until the original deadline of the relevant Development Milestone, whichever is later, to meet such milestone.  Company’s failure to do so shall constitute a material breach of this Agreement and Institutions shall have the right to terminate this Agreement upon written notice to Company.  If Company so notifies Institutions and provides Institutions with a Milestone Explanation and Milestone Plan, both of which are reasonably acceptable to the Institution(s) whose Patent Rights Cover the applicable Licensed Product that is the subject of the Milestone Plan, then Exhibit 3.1 shall be amended automatically to incorporate the extended and/or amended milestone set forth in the Milestone Plan.  If Company so notifies Institutions and provides Institutions with a Milestone Explanation and Milestone Plan, but the Milestone Explanation is not reasonably acceptable to the Institution(s) whose Patent Rights Cover the applicable Licensed Product that is the subject of the Milestone Plan (e.g., Company asserts lack of finances or development preference for a non-Licensed Product), then such Institution(s) shall notify Company that the Milestone Explanation is not acceptable and explain to Company why the Milestone Plan is not acceptable and Company shall have an additional [***] days or until the original deadline of the relevant Development Milestone, whichever is later, to meet such milestone.  Company’s failure to do so shall constitute a material breach of this Agreement, and Institutions shall have the right to terminate this Agreement upon written notice to Company.  If Company so notifies Institutions and provides Institutions with a Milestone Explanation and Milestone Plan, but the Milestone Plan is not reasonably acceptable to the Institution(s) whose Patent Rights Cover the applicable Licensed Product that is the subject of the Milestone Plan, then such Institution(s) shall notify

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Company that the Milestone Plan is not reasonably acceptable, explain to Company why the Milestone Plan is not reasonably acceptable and shall provide Company with suggestions for a reasonably acceptable Milestone Plan.  Company shall have one opportunity to provide Institutions with a Milestone Plan reasonably acceptable to the Institution(s) whose Patent Rights Cover the applicable Licensed Product that is the subject of the Milestone Plan within [***] days of the notice from Institution(s) described in the previous sentence, during which time the Institution(s) whose Patent Rights Cover the applicable Licensed Product that is the subject of the Milestone Plan agrees to work with Company in its effort to develop a reasonably acceptable Milestone Plan.  If, within such [***] days, Company provides Institutions with a Milestone Plan reasonably acceptable to the Institution(s) whose Patent Rights Cover the applicable Licensed Product that is the subject of the Milestone Plan, then Exhibit 3.1 shall be amended automatically to incorporate the extended and/or amended milestone set forth in the Milestone Plan.  If, within such [***]days, Company fails to provide a Milestone Plan reasonably acceptable to the Institution(s) whose Patent Rights Cover the applicable Licensed Product that is the subject of the Milestone Plan, then Company shall have an additional [***] days or until the original deadline of the relevant Development Milestone, whichever is later, to meet such milestone.  Company’s failure to do so shall constitute a material breach of this Agreement and Institutions shall have the right to terminate this Agreement upon written notice to Company.  For clarity, if Company fails to achieve a Development Milestone and does not avail itself of the procedure set forth in this Section 3.4, then Institutions may treat such failure as a material breach and terminate this Agreement upon written notice to Company.  Disputes arising under this Section 3.4 shall not be subject to resolution by the Executive Officers under Section 11.7.

4.                                      [***]

5.                                      REPORTS; PAYMENTS; RECORDS.

5.1.         Reports and Payments.

5.1.1.      Reports.  Within [***] days after the conclusion of each Calendar Quarter commencing with the first Calendar Quarter in which Net Sales are generated or Sublicense Income is received, Company shall deliver to Institutions a report containing the following information (in each instance, with a product/service-by-product/service and country-by-country breakdown and, in the case of the requirement under Section 5.1.1(c), to the extent such itemized listing of allowable deductions is available from Sublicensees under the terms of the relevant Sublicenses):

(a)           the number of units of Licensed Products, Licensed Services, Enabled Products and Enabled Services sold, leased, performed or otherwise transferred, by Invoicing Entities for the applicable Calendar Quarter;

(b)           the gross amount billed or invoiced for Licensed Products, Licensed Services, Enabled Products and Enabled Services sold, leased, performed or otherwise transferred by Invoicing Entities during the applicable Calendar Quarter;

(c)           a calculation of Net Sales for the applicable Calendar Quarter, including an itemized listing of allowable deductions;

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(d)           a reasonably detailed accounting of all Sublicense Income received during the applicable Calendar Quarter;

(e)           the total amount payable to Institutions in U.S. Dollars on Net Sales and Sublicense Income for the applicable Calendar Quarter, together with the exchange rates used for conversion; and

(f)            a list of [**] the Licensed Products and Licensed Services.

Company shall use reasonable efforts to include in each Sublicense a provision requiring the Sublicensee to provide the information required under this Section 5.1.1.

Each such report shall be certified on behalf of Company as true, correct and complete in all material respects with respect to the information required under Sections 5.1.1(a) through 5.1.1(e), and with respect to the information provided under Section 5.1.1(f), Company shall certify that based solely on its commercially reasonable efforts to determine such information, the Company believes such information is true, correct and complete in all material respects.  If no amounts are due to Institutions for a particular Calendar Quarter, the report shall so state.

5.2.         Payment Currency.  All payments due under this Agreement shall be paid in U.S. Dollars.  Conversion of foreign currency to U.S. Dollars shall be made as of the last working day of the applicable Calendar Quarter at the applicable conversion rate existing in the United States (as reported in the Wall Street Journal) or, solely with respect to Sublicensees, at another commercially reasonable, publicly available, applicable conversion rate as may be provided in a Sublicense.  Such payments shall be without deduction of exchange, collection or other charges.

5.3.         Records.  Company shall maintain, and shall cause its Affiliates and Sublicensees to maintain, complete and accurate records of Licensed Products, Licensed Services, Enabled Products and Enabled Services that are made, used, sold, performed, leased or transferred under this Agreement, any amounts payable to Institutions in relation to such Licensed Products, Licensed Services, Enabled Products or Enabled Services, and all Sublicense Income received by Company and its Affiliates, which records shall contain sufficient information to permit Institutions to confirm the accuracy of any reports or notifications delivered to Institutions under Section 5.1.  Company, its Affiliates and/or its Sublicensees, as applicable, shall retain such records relating to a given Calendar Year for at least [***] years after the conclusion of that Calendar Year (the “Record Retention Period”).

5.3.1.      Audit of Company and Affiliates.  During the Record Retention Period, Institutions shall have the right, at their expense, to cause an independent, certified public accountant (or, in the event of a non-financial audit, other appropriate auditor) chosen by Institutions and reasonably acceptable to Company to inspect such records of Company and its Affiliates during normal business hours for the purposes of verifying the accuracy of any reports and payments delivered under this Agreement and Company’s compliance with the terms hereof.  Such accountant or other auditor, as applicable, shall not disclose to Institutions any information other than information relating to the accuracy of reports and payments delivered under this Agreement.  The Parties shall reconcile any underpayment or overpayment within [***]days

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after the accountant delivers the results of the audit.  If any audit performed under this Section 5.3.1 reveals an underpayment in excess of [***] percent ([***]%) in any Calendar Year, Company shall reimburse Institutions for all amounts incurred in connection with such audit.  Institutions may exercise its rights under this Section on 5.3.1 [**] per audited entity, [**] and only with reasonable prior notice to the audited entity.

5.3.2.      Audit of Sublicensees.  During the Record Retention Period, Institutions shall have the right, at their expense, to require Company to make available to an independent, certified public accountant (or, in the event of a non-financial audit, other appropriate auditor) chosen by Institutions and reasonably acceptable to Company, during normal business hours, such information as Company has in its possession with respect to reports and payments from Sublicensees for the purposes of verifying the accuracy of any reports and payments delivered under this Agreement and Company’s compliance with the terms hereof.  If such information as Company has in its possession is not sufficient for such purposes, Institutions shall have the right, at their expense, to cause Company to exercise its right under a Sublicense to cause an independent, certified public accountant (or, in the event of a non-financial audit, other appropriate auditor) chosen by Institutions and reasonably acceptable to Company to inspect such records of Sublicensee during normal business hours for the purposes of verifying the accuracy of any reports and payments delivered under this Agreement and Company’s compliance with the terms hereof.  Such accountant or other auditor, as applicable, shall not disclose to Institutions any information other than information relating to the accuracy of reports and payments delivered under this Agreement and then only to the extent such accountant or other auditor may disclose such information to Company under the terms of the relevant Sublicense.  If Company does not have the right to conduct an audit of such Sublicensee for the relevant Calendar Year, Company and Institutions shall meet and use reasonable efforts to agree on an appropriate course of action.  The Parties shall reconcile any underpayment or overpayment within [***] days after the accountant delivers the results of the audit.  If any audit performed under this Section 5.3.2 reveals an underpayment to Institutions in excess of [***] percent ([***]%) in any Calendar Year, Company shall reimburse Institutions for all amounts incurred in connection with such audit.  Institutions may exercise its rights under this Section on 5.3.2 [**] per Sublicensee, [**] and only with reasonable prior notice to Company and any audited Sublicensee.

5.4.         Late Payments.  Any payments by Company that are not paid on or before the date such payments are due under this Agreement shall bear interest at the lower of (a) [***] percent ([***]%) per month and (b) the maximum rate allowed by law.  Interest shall accrue beginning on the first day following the due date for payment and shall be compounded quarterly.  Payment of such interest by Company shall not limit, in any way, Institutions’ right to exercise any other remedies Institutions may have as a consequence of the lateness of any payment.

5.5.         Payment Method.  Each payment due to Institutions under this Agreement shall be paid by check or wire transfer of funds to each Institutions’ account in accordance with written instructions provided by each Institution.  If made by wire transfer, such payments shall be marked so as to refer to this Agreement.

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5.6.         Withholding and Similar Taxes.  All amounts to be paid to Institutions pursuant to this Agreement shall be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes imposed on Company or other government imposed fees or taxes imposed on Company, except as permitted in the definition of Net Sales.

6.                                      [***]

6.1.         [***]

6.1.1.      [***]

6.1.2.      [***]

6.1.3.      [***]

6.1.4.      [***]

6.1.5.      No later than [***] days prior to the deadline for entering into the national/regional phase with respect to any PCT application included in the Patent Rights, Company shall provide the Institution controlling Prosecution of the relevant Patent Rights with a list of countries in which Company would like such Institution to file the patent application (each, a “List of Countries”).  Such Institution shall consider each List of Countries in good faith and, except as provided below in this Section 6.1.5, shall file national/regional phase applications in all countries on each List of Countries.  Notwithstanding anything to the contrary contained in this Agreement, and without intending to limit any of Institutions’ rights hereunder, each Institution expressly reserves the right (i) to decline to initiate Prosecution of any of the Patent Rights the Prosecution of which is controlled by such Institution in a Developing Country(ies) (excluding Brazil, China and India) included on a List of Countries or (ii) to initiate, and in its discretion, continue Prosecution of any of the Patent Rights the Prosecution of which is controlled by such Institution in a Developing Country(ies) (excluding Brazil, China and India) whether or not included on a List of Countries at the relevant Institution’s expense, provided that such Institution provides Company with [***] days’ advance notice of its intention to take the action described in the foregoing clause (i) or (ii), provides Company an opportunity for Company to meet with such Institution to discuss, and reasonably considers Company’s comments regarding such intention.  Such Institution shall thereafter notify Company of the taking of any action described in the foregoing clause (i) or (ii) at least [***] days before the taking of such action.  If such Institution takes the action described in clause (ii) of the immediately preceding sentence, then such Institution expressly reserves the right, upon notice to Company, either (A) to remove the applicable Patent Right in such Developing Country(ies) from the scope of the exclusive license granted pursuant to Section 2.1.1, effective upon such notice, without affecting the scope of the non-exclusive license granted pursuant to Section 2.1.2, or (B) treat the applicable Patent Right as an Abandoned Patent Right, in which case under this clause (B) all licenses granted to the Company under such Patent Right in such Developing Country(ies) shall terminate upon such notice; whereupon such Institution shall be free, without further notice or obligation to Company, to grant non-exclusive (in the event Institution proceeds under the preceding clause (A)) or non-exclusive or exclusive (in the event Institution proceeds

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under the preceding clause (B)) rights in and to such Patent Right to Third Parties for all purposes within such Developing Country(ies).  Further, Institutions may, in their sole discretion, file additional national/regional phase applications (the “Additional National Stage Filings”) in countries not included on a List of Countries provided by Company, and all expenses, including translation fees associated with Prosecution of such Additional National Stage Filings shall be expenses associated with Prosecution under this Agreement, in accordance with Section [***].  If Company does not wish to reimburse Institutions for all expenses associated with Prosecution of such Additional National Stage Filings, such Additional National Stage Filings shall be deemed Abandoned Patent Rights and treated in accordance with Section [***].

6.2.         [***]

6.3.         [***]

6.4.         [***]

6.5.         [***]

6.6.         [***]

6.7.         [***]

7.                                      [***]

8.                                      WARRANTIES; LIMITATION OF LIABILITY.

8.1.         Compliance with Law.  Company represents and warrants that it shall comply, and shall ensure that its Affiliates and Sublicensees comply, with all local, state, federal and international laws and regulations applicable to the development, manufacture, use, sale, performance and importation of Licensed Products, Licensed Services, Enabled Products and Enabled Services.  Without limiting the foregoing, Company represents and warrants, on behalf of itself and its Affiliates and Sublicensees, that it shall comply with all applicable United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce.  Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries.  Company hereby gives written assurance that it shall comply with, and shall cause its Affiliates to comply with (and shall contractually obligate its Affiliates and Sublicensees to comply with), all applicable United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its Affiliates or Sublicensees, and that it shall indemnify, defend, and hold Indemnitees and HHMI Indemnitees harmless (in accordance with Section 9.1) for the consequences of any such violation.

8.2.         Representations and Warranties.

8.2.1.      By Broad.  Broad represents and warrants that (A) Broad has the authority and right to enter into and perform its obligations under this Agreement and grant the licenses granted to Company herein, (B) as of the Effective Date, to the best of the knowledge of Broad’s

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Office of Strategic Alliances and Partnering, the execution, delivery and performance of this Agreement by Broad does not conflict with, or constitute a breach of, any order, judgment, agreement or instrument to which it is a party or is otherwise bound, and (C) as of the Effective Date, to the best of the knowledge of Broad’s Office of Strategic Alliances and Partnering, no consent of any Third Party, including without limitation any governmental authority, is required for Broad to execute, deliver and perform under this Agreement, including without limitation to grant the licenses granted to Company herein, except for such consents as may have been obtained prior to the Effective Date.

8.2.2.      By Harvard.  Harvard represents and warrants that (A) Harvard has the authority and right to enter into and perform its obligations under this Agreement and grant the licenses granted to Company herein, (B) as of the Effective Date, to the best of the knowledge of Harvard’s Office of Technology Development, the execution, delivery and performance of this Agreement by Harvard does not conflict with, or constitute a breach of, any order, judgment, agreement or instrument to which it is a party or is otherwise bound, and (C) as of the Effective Date, to the best of the knowledge of Harvard’s Office of Technology Development, no consent of any Third Party, including without limitation any governmental authority, is required for Harvard to execute, deliver and perform under this Agreement, including without limitation to grant the licenses granted to Company herein, except for such consents as may have been obtained prior to the Effective Date.

8.2.3.      By Company.  Company represents and warrants that (A) Company has the authority and right to enter into and perform its obligations under this Agreement, (B) as of the Effective Date, the best of Company’s knowledge, the execution, delivery and performance of this Agreement by Company does not conflict with, or constitute a breach of, any order, judgment, agreement or instrument to which it is a party or, to its knowledge, is otherwise bound, and (C) as of the Effective Date, the best of Company’s knowledge, no consent of any Third Party, including without limitation any governmental authority, is required for Company to execute, deliver and perform under this Agreement, including without limitation to issue the Shares, except for such consents as may have been obtained prior to the Effective Date.

8.3.         Disclaimer.

8.3.1.      NOTHING CONTAINED HEREIN SHALL BE DEEMED TO BE A WARRANTY BY EITHER OF THE INSTITUTIONS OR MIT THAT THEY CAN OR WILL BE ABLE TO OBTAIN PATENTS ON PATENT APPLICATIONS INCLUDED IN THE PATENT RIGHTS, OR THAT ANY OF THE PATENT RIGHTS WILL AFFORD ADEQUATE OR COMMERCIALLY WORTHWHILE PROTECTION.

8.3.2.      NEITHER OF THE INSTITUTIONS NOR MIT MAKES ANY WARRANTIES WHATSOEVER AS TO THE COMMERCIAL OR SCIENTIFIC VALUE OF THE PATENT RIGHTS OR INSTITUTION TECHNOLOGY TRANSFER MATERIALS.  NEITHER OF THE INSTITUTIONS NOR MIT MAKES ANY REPRESENTATION THAT THE PRACTICE OF THE PATENT RIGHTS OR USE OF THE INSTITUTION TECHNOLOGY TRANSFER MATERIALS OR THE DEVELOPMENT, MANUFACTURE, USE, SALE OR IMPORTATION OF ANY LICENSED PRODUCT OR THE

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PERFORMANCE OF ANY LICENSED SERVICES, OR ANY ELEMENT THEREOF, WILL NOT INFRINGE ANY PATENT OR PROPRIETARY RIGHTS.

8.3.3.      EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER COMPANY NOR EITHER OF THE INSTITUTIONS NOR MIT MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, PATENTS, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND COMPANY AND EACH INSTITUTION AND MIT HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

8.4.         Limitation of Liability.

8.4.1.      EXCEPT WITH RESPECT TO MATTERS FOR WHICH COMPANY IS OBLIGATED TO INDEMNIFY INDEMNITEES UNDER ARTICLE 9, NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (A) ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS OR (B) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.

8.4.2.      Institutions’ aggregate liability for all damages of any kind arising out of or relating to this Agreement or its subject matter under any contract, negligence, strict liability or other legal or equitable theory shall not exceed the amounts paid to Institutions under this Agreement.

9.                                      INDEMNIFICATION AND INSURANCE.

9.1.         Indemnification.

9.1.1.      Indemnity.  Company shall, and shall cause its Affiliates and Sublicensees to, indemnify, defend and hold harmless each Institution and MIT and each of their current and former directors, governing board members, trustees, officers, faculty, affiliated investigators, medical and professional staff, employees, students, and agents and their respective successors, heirs and assigns (collectively, the “Indemnitees”) from and against any claim, suit, investigation, action, demand, judgment, liability, cost, expense, damage, deficiency, loss or obligation of any kind or nature (including reasonable attorneys’ fees and other costs and expenses of litigation or defense), based upon, arising out of, or otherwise relating to this Agreement or any Sublicense or subcontract, including any cause of action relating to product liability concerning any product, process, or service made, used, sold or performed pursuant to any right or license granted under this Agreement or the use, handling, storage, or disposition of any Institution Technology Transfer Materials by Company or others who possess the Institution Technology Transfer Materials through a chain of possession leading back, directly or indirectly, to Company, including without limitation any cause of action relating to product liability (collectively, “Claims”) except to the extent any such Claim results from or arises out of the gross negligence or willful misconduct of an Indemnitee or material breach of this Agreement by

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an Institution.  Company and each of its Affiliates and Sublicensees are referred to as “Indemnitor” below.

9.1.2.      Procedures.  [***].

9.1.3.      HHMI Indemnity.  HHMI, and its trustees, officers, employees, and agents (collectively, “HHMI Indemnitees”), shall be indemnified, defended by counsel acceptable to HHMI, and held harmless by Company, from and against any Claim.  The previous sentence shall not apply to any Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee.  Notwithstanding Section 8.4 or any other provision of this Agreement, Company’s obligation to defend, indemnify and hold harmless the HHMI Indemnitees under this paragraph shall not be subject to any limitation or exclusion of liability or damages or otherwise limited in any way.

9.2.         Insurance.

9.2.1.      Beginning at the time any Licensed Product, Licensed Service, Enabled Product or Enabled Service is being commercially distributed or sold (other than for the purpose of obtaining Regulatory Approval) by Company, or by an Affiliate, Sublicensee or agent of Company, Company shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than [***] per incident and [***] annual aggregate and naming the Indemnitees and HHMI Indemnitees as additional insureds.  During clinical trials of any such Licensed Product, Licensed Service, Enabled Product or Enabled Service, Company shall, at its sole cost and expense, procure and maintain commercial general liability insurance in such equal or lesser amount as Institutions, MIT and HHMI shall require, naming the Indemnitees and HHMI Indemnitees as additional insureds.  Such commercial general liability insurance shall provide:  (a) product liability coverage and (b) broad form contractual liability coverage for Company’s indemnification obligations under this Agreement.

9.2.2.      If Company elects to self-insure all or part of the limits described above in Section 9.2.1 (including deductibles or retentions that are in excess of [***] annual aggregate) such self-insurance program must be acceptable to Institutions, MIT and their respective insurers in their sole discretion.  The minimum amounts of insurance coverage required shall not be construed to create a limit of Company’s liability with respect to its indemnification obligations under this Agreement.

9.2.3.      Company shall provide Institutions and MIT with written evidence of such insurance upon request of Institutions or MIT.  Company shall provide Institutions and MIT with written notice at least [***] days prior to the cancellation, non-renewal or material change in such insurance.  If Company does not obtain replacement insurance providing comparable coverage within such [***] day period, Institutions shall have the right to terminate this Agreement effective at the end of such [***] day period without notice or any additional waiting periods.

9.2.4.      Company shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during:  (a) the period that any Licensed Product, Licensed Service, Enabled Product or Enabled Service is being commercially

37

distributed, sold or performed by Company, or an Affiliate, Sublicensee or agent of Company; and (b) a reasonable period after the period referred to in (a) above which in no event shall be less than [***] years.

10.                               TERM AND TERMINATION.

10.1.       Term.  The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided in this Article 10, shall continue in full force and effect until the expiration of the last to expire Valid Claim (the “Term”).  Upon such expiration, the Company shall have a worldwide, perpetual, irrevocable, fully paid up, sublicensable license under the rights and licenses granted to Company under Section 2.1, subject to Section 10.4.

10.2.       Termination.

10.2.1.    Joint Action of Institutions.  Institutions’ rights to terminate this Agreement set forth in this Section 10.2 shall be joint, not several.  Neither Institution acting alone shall have the right to terminate this Agreement; provided, however, that each Institution shall severally be entitled to terminate the licenses granted to Company herein under such Institution’s respective rights in the Patent Rights to the same extent Institutions are entitled to terminate this Agreement pursuant to Sections 10.2.3.2, 10.2.4 and 10.2.5 hereof.

10.2.2.    Termination Without Cause.  Company may terminate this Agreement without cause upon [***] months’ prior written notice to Institutions.

10.2.3.    Termination for Default.

10.2.3.1. In the event that either Party commits a material breach of its material obligations under this Agreement and fails to cure such breach within [***] days (or [***] days in the case of failure to make any payment) after receiving written notice thereof from the other Party, the other Party may terminate this Agreement immediately upon written notice to the Party in breach.

10.2.3.2. If Company defaults in its material obligations under Section 9.2 to procure and maintain insurance, or if Company has in any event failed to comply with the notice requirements contained therein, and fails to cure such default within [***] days after receiving written notice thereof from the Institutions, then Institutions may terminate this Agreement immediately upon written notice to Company.  If such default of Company’s material obligations under Section 9.2 arises as a result of a breach by a Sublicensee of the terms of a Sublicense, Company may cure such breach by purchasing additional insurance that covers the gaps in coverage created by virtue of such Sublicensee’s breach.

10.2.3.3. Institutions shall be entitled to terminate this Agreement in accordance with the provisions of Section 3.4.

10.2.4.    [***]

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10.2.5.    Bankruptcy.  Institutions may terminate this Agreement upon notice to Company if Company becomes subject to a Bankruptcy Event or in the event of dissolution or cessation of operations of the Company.

10.2.6.    Termination without Prejudice.  Institutions’ right of termination in this Section 10.2 shall be in addition and without prejudice to, and shall not constitute a waiver of, any right of Institutions for recovery of any monies then due to it hereunder or any other right or remedy Institutions may have at law, in equity or under this Agreement.

10.3.       Effect of Termination.

10.3.1.    Termination of Rights.  Upon expiration or termination of this Agreement by either Party pursuant to any of the provisions of Section 10.2:

10.3.1.1. the rights and licenses granted to Company under Article 2 shall terminate, all rights in and to and under the Patent Rights shall revert to Institutions and neither Company nor its Affiliates may make any further use or exploitation of the Patent Rights; and

10.3.1.2. all existing Sublicenses shall automatically terminate [***] days following the effective date of termination of this Agreement; provided that, if any Sublicensee is (i) an Affiliate of Company or (ii) in material default of any material provision of the applicable Sublicense such that Company would have the right to terminate the Sublicense ((i) and (ii) together, “Ineligible Sublicensees”) then the applicable Sublicense to which such Sublicensee is a party shall terminate effective immediately upon termination of this Agreement.  Upon termination of this Agreement pursuant to any of the provisions of Section 10.2, (A) Company shall promptly provide notice of such termination to any Sublicensee, (B) each Sublicensee that is not an Ineligible Sublicensee shall have the right to enter into a separate license agreement directly with Institutions (a “Direct License”) [***], and (C) Institutions shall automatically grant each such Sublicensee a temporary continuation (to expire upon the earlier of (x) execution of the Direct License or (y) the date that is [***] days following termination of this Agreement) of the rights and obligations such Sublicensee had as a Sublicensee under this Agreement (a “Temporary Extension”); provided that, under both the Direct License and the Temporary Extension, (a) Institutions shall not have (i) any obligations that are greater than or inconsistent with the obligations of Institutions under this Agreement or the nature of Institutions as academic and non-profit entities; or (ii) any fewer rights than they have under this Agreement; (b) there shall be no representations, warranties, expenses or liabilities of or on Institutions or MIT that are not included in this Agreement; (c) all obligations arising prior to execution of the Direct License and grant of the Temporary Extension shall remain the responsibility of Company and Institutions shall be released from any and all liability relating to such obligations; (d) the terms of such Direct License and Temporary Extension shall [***]; and (e) such modifications shall be included as are reasonably necessary to accommodate the functional and structural differences between Company and Institutions.  [***].  If Institutions and the applicable Sublicensee, for any reason, do not enter into a Direct License within [***] days after the effective date of termination of the Agreement, the applicable Sublicense and Temporary Extension, and all rights granted thereunder, shall automatically terminate.

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10.3.2.    Accruing Obligations.  Termination or expiration of this Agreement shall not relieve the Parties of obligations accruing prior to such termination or expiration, including obligations to pay amounts accruing hereunder up to the date of termination or expiration.  After the date of termination or expiration (except in the case of termination by Institutions pursuant to Section 10.2), Company, its Affiliates and Sublicensees may sell Licensed Products then in stock; provided that Company shall [***], provide reports and audit rights to Institutions pursuant to Article 5 and maintain insurance in accordance with the requirements of Section 9.2.  The Parties agree that the obligations in Section [***] shall accrue immediately upon execution of this Agreement by both Parties, regardless of the events, invoice and payment timing details set forth therein.

10.3.3.    Enabled Products and Enabled Services.  After the date of termination or expiration of this Agreement, Company and its Affiliates may continue to sell and provide Enabled Products and Enabled Services, provided that (a) for the remaining duration of any Royalty Term applicable to any such Enabled Product or Enabled Service, Company shall [***], provide reports and audit rights to Institutions pursuant to Article 5, and (b) Company shall maintain insurance in accordance with the requirements of Section 9.2.

10.3.4.    Disposition of Company Developments.  In the event this Agreement is terminated prior to expiration of the Term, Company shall:

10.3.4.1. consider in good faith with Institutions during [***] day period after such termination, whether and on what terms Company will provide to Institutions and MIT a copy of, and, if requested by Institutions and MIT, grant Institutions and MIT a sublicensable license to, all patents and patent applications of the Company or its Affiliates that improve or are otherwise related to the Patent Rights or that cover a Licensed Product or Licensed Service that Institutions or MIT are interested in pursuing either themselves or through a licensee; provided that the terms of any such license shall be consistent with Company’s obligations under contract and applicable law and its officers’ and directors’ fiduciary obligations;

10.3.4.2. provide Institutions and MIT with access to and, at Institutions’ and MIT’s request, deliver to Institutions and MIT all documents, filings, data and other information in Company’s or its Affiliates’ possession or control (other than documents, filings, data and other information owned by Sublicensees or Third Parties) relating to any of the Patent Rights, Licensed Products or Licensed Services, including all records required by regulatory authorities to be maintained with respect to Licensed Products or Licensed Services, all regulatory filings, approvals, reports, records, correspondence and other regulatory materials (including any related to reimbursement or pricing approvals), and all documents, data and other information related to clinical trials and other studies of Licensed Products or Licensed Services (collectively, “Documentation and Approvals”) if and to the extent that the provision of, access to and delivery of such Documentation and Approvals shall be consistent with Company’s obligations under contract and applicable law; and

10.3.4.3. permit Institutions and MIT and their licensees and sublicensees to utilize, reference, cross reference, have access to, incorporate in applications and filings (including with any Regulatory Authority in furtherance of applications for regulatory

40

approval), and otherwise have the benefit of all Documentation and Approvals if and to the extent that the foregoing right to utilize, reference, cross reference, have access to, incorporate such Documentation and Approvals shall be consistent with Company’s obligations under contract and applicable law; provided, however, that notwithstanding anything in the foregoing to the contrary, the right to utilize, reference, cross reference, have access to, incorporate such Documentation and Approvals shall not be deemed or construed as a grant of any license or other right under any patent or patent application owned or controlled by Company, its Affiliates or any Third Party.

10.4.       Survival.  The Parties’ respective rights, obligations and duties under Articles 5, 9, 10 and 11, Sections 8.3 and 8.4, as well as any rights, obligations and duties which by their nature extend beyond the expiration or termination of this Agreement, shall survive any expiration or termination of this Agreement.  In addition, Company’s obligations under (a) Section [***], with respect to Sublicenses granted prior to expiration or termination of the Agreement, and (b) Sections [***], with respect to any sale, performance or other transfer of Licensed Products, Licensed Services, Enabled Products and Enabled Services occurring under Sections 10.3.2 and 10.3.3 after the Term, shall in each case survive such expiration or termination.

11.                               MISCELLANEOUS.

11.1.       Confidentiality.

11.1.1.    “Institution Confidential Information” means (a) any Institution Technology Transfer Materials or information related to Prosecution of Patent Rights provided to Company by Harvard (“Harvard Confidential Information”); (b) any Institution Technology Transfer Materials or information related to Prosecution of Patent Rights provided to Company by Broad (“Broad Confidential Information”); (c) any information or material in tangible form that is marked as “confidential” or proprietary by an Institution at the time it is sent to Company; and (d) information that is furnished orally by an Institution if such Institution identifies such information as “confidential” or proprietary in writing by a memorandum delivered to Company within [***] days after the date of disclosure.  “Company Confidential Information” means (i) the Development Plan and any Current Plan, Internal Development Plan or Collaboration Plan; (ii) any information regarding the identity of Selected Targets received by Institutions from the Gatekeeper; (iii) any reports prepared by Company and provided to Institutions pursuant to Sections 3.3, [***] and 5.1.1 and (iv) any copies of Sublicenses, or information extracted therefrom, provided by Company to Institutions under Section 2.5.2.  The terms of this Agreement constitute the Confidential Information of both Parties.  The Parties agree the terms of this Agreement may be shared with HHMI and MIT.  “Confidential Information” means the Institution Confidential Information and the Company Confidential Information, as applicable.

11.1.2.    For the Term of this Agreement and a period of [***] years thereafter, (a) Company shall maintain in confidence and shall not disclose (i) to any third party any Institution Confidential Information (ii) to Broad any Harvard Confidential Information, without the prior written consent of Harvard, and (iii) to Harvard any Broad Confidential Information, without the prior written consent of Broad and (b) Institutions shall maintain in confidence and shall not disclose to any third party any Company Confidential Information, provided that Institutions

41

may disclose to MIT and HHMI (A) this Agreement including any Exhibits, and (B) such Confidential Information of Company as MIT or HHMI, as the case may be, reasonably requests, provided that any disclosure under the foregoing clause (A) shall be made in confidence to MIT or HHMI, as the case may be, and that any disclosure under the foregoing clause (B) shall be under terms of a written confidentiality agreement prohibiting the use and further disclosure by MIT or HHMI, as the case may be, of such Confidential Information on terms as least as restrictive as those contained herein.  Each Party shall take all reasonable steps to protect the Confidential Information of the other Party with the same degree of care used to protect its own confidential or proprietary information.  Neither Party shall use the Confidential Information of the other Party for any purpose other than those contemplated by this Agreement, which, for clarity, shall include the right of the Company to use the information provided by the Gatekeeper to Company in connection with the exploitation of the licenses granted hereunder, subject to the last sentence of Section 2.6.5.2 and the penultimate sentence of Section 2.6.5.4.  The foregoing obligations under this Section 11.1.2 shall not apply to:

(i)             information that is known to the receiving Party or independently developed by the receiving Party prior to the time of disclosure without use of or reference to the other Party’s Confidential Information, in each case, to the extent evidenced by contemporaneous written records;

(ii)          information that is independently developed by the receiving Party at or after the time of disclosure without use of or reference to the other Party’s Confidential Information, to the extent evidenced by contemporaneous written records;

(iii)       information disclosed to the receiving Party by a Third Party (other than the Gatekeeper) that has a right to make such disclosure;

(iv)      information that is publicly disclosed at or prior to the time of disclosure hereunder or becomes patented, published or otherwise part of the public domain as a result of acts by the furnishing Party or a Third Party obtaining such information as a matter of right; or

(v)         information that is required to be disclosed by order of the FDA or similar authority or a court of competent jurisdiction or other government authority or agency; provided that the Parties shall use commercially reasonable efforts to obtain confidential treatment of such information by the agency, authority, or court.

11.1.3.    Permitted Disclosures.  Notwithstanding Section 11.1, either Party may disclose Confidential Information of the other Party to the extent such disclosure is reasonably necessary in the following instances:

11.1.3.1. prosecuting or defending litigation in accordance with Article [***]of this Agreement;

11.1.3.2. making filings with the Securities and Exchange Commission or foreign equivalent, any stock exchange or market, or any Regulatory Authorities, which shall include publicly disclosing or filing this Agreement as a “material agreement” in accordance with applicable law or applicable stock exchange regulations;

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11.1.3.3. complying with applicable laws, rules, regulations or orders (collectively, “Law”) or submitting information to governmental authorities; provided that if either Party is required by Law to make any public disclosure of Confidential Information of the other Party, to the extent the Party so required may legally do so, it will give reasonable advance notice to the other Party of such disclosure and will use its reasonable efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise); and

11.1.3.4. to its Affiliates and its and their prospective and actual acquirers, licensees, sublicensees, distributors, investors, lenders and underwriters, and (a) its and their employees, consultants, agents, and advisors, on a need to know basis, each of whom prior to disclosure must be bound by written obligations of confidentiality and non-use of substantially equivalent or greater scope and duration than those set forth in this Article 11, and (b) its and their accountants and lawyers, on a need to know basis, each of whom prior to disclosure must be bound by written or legally enforceable professional ethical obligations of confidentiality and non-use of substantially equivalent or greater scope and duration than those set forth in this Article 11; provided that the scope of Confidential Information that may be disclosed to any Person under this Section 11.1.3.4 is limited to the terms of this Agreement and any notices given hereunder and not any other Institution Confidential Information unless otherwise agreed to in writing by such other Party.

11.1.4.    [***]

11.2.       Use of Name.  Except as provided below, Company shall not, and shall ensure that its Affiliates and Sublicensees shall not, use or register the name “The Broad Institute, Inc.,” “Wyss Institute for Biologically Inspired Engineering at Harvard University,” “President and Fellows of Harvard College,” “Massachusetts Institute of Technology,” “Lincoln Laboratory” or any variation, adaptation, or abbreviation thereof (alone or as part of another name) or any logos, seals, insignia or other words, names, symbols or devices that identify Institutions or any Institutions school, unit, division or affiliate (“Institution Names”) for any purpose except with the prior written approval of, and in accordance with restrictions required by, the applicable Institution or MIT, as applicable.  Without limiting the foregoing, Company shall, and shall ensure that its Affiliates and Sublicensees shall, cease all use of Institution Names as permitted under or in connection with this Agreement on the termination or expiration of this Agreement except as otherwise approved in writing by the applicable Institution or MIT, as applicable.  This restriction shall not apply to any information required by law to be disclosed to any governmental entity.  Company shall not use or register the name “Howard Hughes Medical Institute” or any variation, adaptation, or abbreviation thereof (alone or as part of another name) or any logos, seals, insignia or other words, names, symbols or devices that identify HHMI or any unit of HHMI (“HHMI Names”) or of any HHMI employee (including [**]) in a manner that reasonably could constitute an endorsement of a commercial product or service; but that use for other purposes, even if commercially motivated, is permitted provided that (1) the use is limited to accurately reporting factual events or occurrences, and (2) any reference to an HHMI Name or any HHMI employees (including [**]) in press releases or similar materials intended for public release is approved by HHMI in advance.

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11.3.       Press Release.  Notwithstanding the provisions of Section 11.2, in addition to (and not in limitation of) the disclosure permitted under Section 11.1.4, the Parties shall agree on a public communications plan that shall define the nature and scope of the information relating to this Agreement and the relationship among the Parties that shall be disclosed publicly and may issue a press release in such form as is consistent with such communications plan and mutually acceptable to the Parties (and MIT to the extent of any reference to MIT in such press release).  Any use of HHMI Names or the name of any HHMI employee (including [**]) in any such press release must be approved by HHMI in advance.  Each Party agrees that it will not issue a press release or other public statement without obtaining the prior written approval of the other Parties.

11.4.       No Security Interest.  Company shall not enter into any agreement under which Company grants to or otherwise creates in any third party a security interest in this Agreement or any of the rights granted to Company herein.  Any grant or creation of a security interest purported or attempted to be made in violation of the terms of this Section 11.4 shall be null and void and of no legal effect.

11.5.       Entire Agreement.  This Agreement is the sole agreement with respect to the subject matter hereof and except as expressly set forth herein, supersedes all other agreements and understandings between the Parties with respect to the same.

11.6.       Notices.  Unless otherwise specifically provided, all notices required or permitted by this Agreement shall be in writing and may be delivered personally, or may be sent by facsimile, expedited delivery or certified mail, return receipt requested, to the following addresses, unless the Parties are subsequently notified of any change of address in accordance with this Section 11.6:

If to Company (other than invoices):

Editas Medicine, Inc.
300 Third Street, First Floor
Cambridge, Massachusetts 02142
Facsimile:  [**]
Attn:  Chief Executive Officer
Copy to:  Legal Affairs

With a copy to:

WilmerHale

60 State Street
Boston, MA 02019
Facsimile:  617-526-5000
Attn:  Richard Hoffman
Editas Medicine, Inc.

If to Company (invoices only):	300 Third Street, First Floor Cambridge, Massachusetts 02142 Facsimile: [**]

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Attn: [**]

If to Institutions :

Office of Technology Development
Harvard University
Richard A. and Susan F. Smith Campus Center, Suite 727
1350 Massachusetts Avenue
Cambridge, Massachusetts 02138
Facsimile:  (617) 495-9568
Attn.:  Chief Technology Development Officer

- AND –

The Broad Institute, Inc.
Director, Strategic Alliances
415 Main Street
Cambridge, MA 02142
Facsimile:  [**]
Attn:  [**]

Any notice shall be deemed to have been received as follows:  (a) by personal delivery or expedited delivery, upon receipt; (b) by facsimile, one business day after transmission or dispatch; (c) by certified mail, as evidenced by the return receipt.  If notice is sent by facsimile, a confirming copy of the same shall be sent by mail to the same address.

11.7.       Dispute Resolution.  The Parties agree that, in the event of any dispute arising out of or relating to this Agreement (other than disputes arising under Section 3.4 or relating to nonpayment of amounts due to Institutions hereunder or disputes affecting the rights or property of HHMI) (a “Dispute”), either Party by written notice to the other Party may have such issue referred for resolution to the Chief Executive Officer of Company, the Chief Technology Development Officer of Harvard, and the Chief Operating Officer of Broad (collectively, the “Executive Officers”).  The Executive Officers shall meet promptly to discuss the matter submitted and to determine a resolution.  If the Executive Officers are unable to resolve the Dispute within [***] days after it is referred to them, then the Parties may pursue all other rights and remedies available to them under this Agreement, including the right to terminate the Agreement, and the matter may be brought by a Party as a Suit in a court of competent jurisdiction in accordance with Section 11.8 hereof.

11.8.       Governing Law and Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflict of law provision, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.  Any action, suit or other proceeding arising under or relating to this Agreement (a “Suit”) shall be brought in a court of competent jurisdiction in the Commonwealth of Massachusetts, and the Parties hereby consent to the sole jurisdiction of the

45

state and federal courts sitting in the Commonwealth of Massachusetts.  Each Party agrees not to raise any objection at any time to the laying or maintaining of the venue of any Suit in any of the specified courts, irrevocably waives any claim that Suit has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to any Suit, that such court does not have any jurisdiction over such Party.

11.9.       Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

11.10.     Headings.  Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.

11.11.     Counterparts.  The Parties may execute this Agreement in two or more counterparts, each of which shall be deemed an original.

11.12.     Amendment; Waiver.  This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party waiving compliance.  The delay or failure of either Party at any time or times to require performance of any provisions hereof shall in no manner affect the rights at a later time to enforce the same.  No waiver by either Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

11.13.     No Agency or Partnership.  Nothing contained in this Agreement shall give either Party the right to bind the other, or be deemed to constitute either Party as agent for or partner of the other or any third party.

11.14.     Assignment and Successors.  This Agreement may not be assigned by Company, whether by operation of law or otherwise, without the consent of the Institutions, except that Company may assign or transfer the Agreement without the consent of the Institutions, to a successor in interest of all or substantially all of the Company’s assets or business related to the Licensed Products or the Agreement, whether by merger, consolidation, sale of assets, or Change of Control or other transaction, provided that (a) the Company shall provide the Institutions with a written notice of such assignment or Change of Control including the identity of the assignee, transferee or controlling party, and a copy of the assignment and assumption agreement or other documentary evidence sufficient to demonstrate Company’s compliance with this Section 11.14 within [***] days after such assignment or Change of Control, and (b) such assignee or transferee agrees in writing to assume the obligations to the Institutions and HHMI that are being assigned or transferred.  Failure of an assignee to agree to be bound by the terms hereof or failure of Company to notify Institutions and provide copies of assignment documentation as specified above shall be grounds for termination of this Agreement for default.  Any attempted assignment in contravention of this Section 11.14 shall be null and void.

11.15.     Force Majeure.  Neither Party shall be responsible for delays resulting from causes beyond the reasonable control of such Party, including fire, explosion, flood, war, strike, or riot, provided that the nonperforming Party uses commercially reasonable efforts to avoid or

46

remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

11.16.     Interpretation.  Each Party hereto acknowledges and agrees that:  (a) it and/or its counsel reviewed and negotiated the terms and provisions of this Agreement and has contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; (c) the terms and provisions of this Agreement shall be construed fairly as to both Parties hereto and not in favor of or against either Party, regardless of which Party was generally responsible for the preparation of this Agreement; and (d) the use of “include,” “includes,” or “including” herein shall not be limiting and “or” shall not be exclusive.

11.17.     Severability.  If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of this Agreement shall not be affected.

11.18.     HHMI Third Party Beneficiary.  HHMI is not a party to this Agreement and has no liability to Company or any licensee, sublicensee, or user of anything covered by this Agreement, but HHMI is an intended third-party beneficiary of this Agreement and certain of its provisions are for the benefit of HHMI and are enforceable by HHMI in its own name.

[The remainder of this page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

PRESIDENT AND FELLOWS OF HARVARD COLLEGE:

By:

Name:

Title:

THE BROAD INSTITUTE, INC.:

By:

Name:

Title:

EDITAS MEDICINE, INC.:

By:

Name:

Title:

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Exhibit 1.80
Institution Technology Transfer Materials

[***]

49

Exhibit 1.87
[***]

50

Exhibit 1.104
Patent Rights

[***]

51

Exhibit 1.105
Patent Rights Categories

[***]

52

Exhibit 3.1
Development Milestones
[***]

53

Exhibit 3.2
Development Plan
[***]

54

Exhibit 11.1.4
Redacted Agreement